STRATEGIC PARTNERS MUTUAL FUNDS, INC.

STRATEGIC PARTNERS SMALL COMPANY FUND

Gateway Center Three
100 Mulberry Street
Newark, New Jersey 07102

IMPORTANT PROXY MATERIALS

PLEASE VOTE NOW

May 26, 2005

Dear Shareholder

I am writing to ask you to vote on an important proposal whereby the assets of Strategic Partners Small Company Fund (Small Company Fund) would be acquired by Strategic Partners Small Capitalization Value Fund (Small Capitalization Value Fund, and together with the Small Company Fund, the Funds) and Small Capitalization Value Fund would assume all of the liabilities of Small Company Fund. The proposed acquisition is referred to as the "Transaction." Small Company Fund is a series of Strategic Partners Mutual Funds, Inc., a Maryland corporation (SP Mutual Funds). Small Capitalization Value Fund is a series of Strategic Partners Style Specific Funds, a Delaware statutory trust (Style Specific Funds). A shareholder meeting for Small Company Fund is scheduled for Friday, July 29, 2005 at 12:00 p.m. Eastern time. Only shareholders of Small Company Fund will vote on the acquisition of Small Company Fund's assets by Small Capitalization Value Fund.

This package contains information about the proposal and includes materials you will need to vote. The Board of Directors of SP Mutual Funds has reviewed the proposal and recommended that it be presented to shareholders of Small Company Fund for their consideration. Although the Directors have determined that the proposal is in the best interests of Small Company Fund shareholders, the final decision is up to you.

If approved, the proposed transaction would give you the opportunity to participate in a mutual fund with similar investment policies. Combining Small Company Fund and Small Capitalization Value Fund will allow you to enjoy a larger asset base over which expenses may be spread. In addition, Small Company Fund shareholders are expected to realize a reduction in both the net and gross annual operating expenses paid on their investment in the combined fund. The accompanying proxy statement and prospectus includes a detailed description of the proposal. Please read the enclosed materials carefully and cast your vote. Remember, your vote is extremely important, no matter how large or small your holdings. By voting now, you can help avoid additional costs that would be incurred with follow-up letters and calls.

To vote, you may use any of the following methods:

•  By Mail. Please complete, date and sign your proxy card before mailing it in the enclosed postage-paid envelope. Votes must be received by 11:59 p.m. Eastern Time on the day prior to the meeting.

•  By Internet. Have your proxy card available. Go to the web site: www.proxyvote.com. Enter your 12-digit control number from your proxy card. Follow the simple instructions found on the web site. Votes must be entered by 11:59 p.m. Eastern Time on the day prior to the meeting.

•  By Telephone.  If your Fund shares are held in your own name, call 1-800-690-6903 toll free. If your Fund shares are held on your behalf in a brokerage account, call 1-800-454-8683 toll-free. Enter your 12-digit  control number from your proxy card. Follow the simple instructions. Votes must be entered by 11:59 p.m. Eastern Time on the day prior to the meeting.

Special Note for Systematic Investment Plans and Those with Outstanding Certificates (e.g., Automatic Investment Plan, Systematic Exchange, etc.) Shareholders on systematic investment plans must contact their financial advisor or call our customer service division, toll-free, at 1-800-225-1852 to change their options. Otherwise, if the proposed Transaction is approved, starting on the day following the closing of the proposed transaction (which is expected to occur shortly after the shareholder meeting), future purchases will automatically be made in shares of the Small Capitalization Value Fund.

If you have any questions before you vote, please call Computershare Fund Services at 1-888-999-5241 toll-free. They will be happy to help you understand the proposal and assist you in voting. Thank you for your participation.

  Judy A. Rice
President

STRATEGIC PARTNERS MUTUAL FUNDS, INC.

STRATEGIC PARTNERS SMALL COMPANY FUND

Gateway Center Three
100 Mulberry Street
Newark, New Jersey 07102

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To Our Shareholders:

Notice is hereby given that a Special Meeting of Shareholders (the Meeting) of Strategic Partners Small Company Fund (Small Company Fund), a series of Strategic Partners Mutual Funds, Inc. (SP Mutual Funds), a Maryland corporation, will be held at 100 Mulberry Street, Gateway Center Three, 14th Floor, Newark, New Jersey 07102, on Friday, July 29, 2005 at 12:00 p.m. Eastern time, for the following purposes:

1.  For shareholders of Small Company Fund to approve or disapprove a Plan of Reorganization under which Small Company Fund will transfer all of its assets to, and all of its liabilities will be assumed by, Strategic Partners Small Capitalization Value Fund (Small Capitalization Value Fund), a series of Strategic Partners Style Specific Funds (Style Specific Funds). In connection with this proposed transfer, each whole and fractional share of each class of Small Company Fund shall be exchanged for whole and fractional shares of equal net asset value of the same class of Small Capitalization Value Fund and outstanding shares of Small Company Fund will be cancelled.

2.  To transact such other business as may properly come before the Meeting or any adjournments of the Meeting.

The Board of Directors of SP Mutual Funds, on behalf of Small Company Fund, has fixed the close of business on May 13, 2005, as the record date for the determination of the shareholders of Small Company Fund entitled to notice of, and to vote at, the Meeting and any adjournments of the Meeting.

  Deborah A. Docs
Secretary

Dated: May 26, 2005

A proxy card is enclosed along with the Proxy Statement. Please vote your shares today by signing and returning the enclosed proxy card in the postage prepaid envelope provided. You also may vote by telephone or via the Internet as described in the enclosed materials. The Board of Directors of Small Company Fund recommends that you vote "FOR" the proposal.

Your vote is important.
Please return your proxy card promptly.

Shareholders are invited to attend the Meeting in person. Any shareholder who does not expect to attend the Meeting is urged to complete the enclosed proxy card, date and sign it, and return it in the envelope provided, which needs no postage if mailed in the United States. In order to avoid unnecessary expense, we ask for your cooperation in mailing your proxy card promptly, no matter how large or small your holdings may be.

INSTRUCTIONS FOR EXECUTING YOUR PROXY CARD

The following general rules for executing proxy cards may be of assistance to you and may help avoid the time and expense involved in validating your vote if you fail to execute your proxy card properly.

1.  INDIVIDUAL ACCOUNTS: Your name should be signed exactly as it appears on the account registration shown on the proxy card.

2.  JOINT ACCOUNTS: Both owners must sign and the signatures should conform exactly to the names shown on the account registration.

3.  ALL OTHER ACCOUNTS should show the capacity of the individual signing. This can be shown either in the form of account registration or by the individual executing the proxy card. For example:

REGISTRATION	VALID SIGNATURE
A. 1. XYZ Corporation	John Smith, President

2. XYZ Corporation	John Smith, President

c/o John Smith, President

B. 1. ABC Company Profit Sharing Plan	Jane Doe, Trustee

2. Jones Family Trust	Charles Jones, Trustee

3. Sarah Clark, Trustee	Sarah Clark, Trustee

u/t/d 7/1/85

C. 1. Thomas Wilson, Custodian	Thomas Wilson, Custodian

f/b/o Jessica Wilson UTMA

New Jersey

STRATEGIC PARTNERS SMALL COMPANY FUND
A SERIES OF STRATEGIC PARTNERS MUTUAL FUNDS, INC.
PROXY STATEMENT

and

STRATEGIC PARTNERS SMALL CAPITALIZATION VALUE FUND
A SERIES OF STRATEGIC PARTNERS STYLE SPECIFIC FUNDS
PROSPECTUS

Gateway Center Three
100 Mulberry Street
Newark, New Jersey 07102

Dated May 26, 2005

Acquisition of the Assets of the Strategic Partners Small Company Fund
By and in exchange for shares of the Strategic Partners Small Capitalization Value Fund

This combined Proxy Statement and Prospectus (Proxy Statement) is being furnished to shareholders of Strategic Partners Small Company Fund (Small Company Fund), a series of Strategic Partners Mutual Funds, Inc. (SP Mutual Funds or the Company), a Maryland corporation, in connection with the solicitation of proxies by the Board of Directors of SP Mutual Funds for use at the Special Meeting of Shareholders of the Small Company Fund, and at any adjournments of the meeting (the Meeting).

The Meeting will be held at 100 Mulberry Street, Gateway Center Three, 14th Floor, Newark, New Jersey 07102, on Friday, July 29, 2005 at 12:00 p.m. Eastern time. This Proxy Statement will first be sent to shareholder on or about June 1, 2005.

The purpose of the Meeting is for shareholders of the Small Company Fund to vote on a Plan of Reorganization (the Plan) under which the Small Company Fund will transfer all of its assets to, and all of its liabilities will be assumed by, Strategic Partners Small Capitalization Value Fund (Small Capitalization Value Fund and, together with the Small Company Fund, the Funds), which is a series of Strategic Partners Style Specific Funds (Style Specific Funds), a Delaware statutory trust, in exchange for shares of the Small Capitalization Value Fund, and the subsequent cancellation of shares of the Small Company Fund. If the transaction is approved, each whole and fractional share of each class of the Small Company Fund shall be exchanged for whole and fractional shares of equal net asset value of the same class of the Small Capitalization Value Fund as soon as practicable following the Meeting and the Small Company Fund will be liquidated and the Small Capitalization Value Fund will be the surviving fund.

The investment objective of the Small Company Fund is to provide long-term capital growth by investing primarily in small-capitalization stocks that appear to be undervalued, while the investment objective of the Small Capitalization Value Fund is to seek above-average capital appreciation. Each Fund invests primarily in assets of small capitalization companies. If the shareholders of the Small Company Fund approve the transaction, the shareholders of Small Company Fund will become shareholders of the Small Capitalization Value Fund.

This Proxy Statement gives the information about the proposed reorganization and issuance of shares of the Small Capitalization Value Fund that you should know before voting. You should retain it for future reference. Additional information about the Small Capitalization Value Fund and the proposed reorganization has been filed with the Securities and Exchange Commission (SEC) and can be found in the following documents:

•  The Prospectus for the Small Capitalization Value Fund, dated November 22, 2004, which is enclosed and incorporated by reference into this Proxy Statement.

•  The Statement of Additional Information (SAI) for the Small Capitalization Value Fund, dated November 22, 2004, which has been filed with the SEC and is incorporated by reference into this Proxy Statement.

•  A SAI relating to this Proxy Statement dated November 22, 2004, which has been filed with the SEC and is incorporated by reference into this Proxy Statement.

You may request a free copy of the SAI relating to this Proxy Statement or other documents related to the Style Specific Funds without charge by calling 1-800-225-1852 or by writing to the above address.

The SEC has not approved or disapproved these securities or passed upon the adequacy of this Proxy Statement. Any representation to the contrary is a criminal offense.

Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not insured by the Federal Deposit Insurance Corporation or any other U.S. government agency. Mutual fund shares involve investment risks, including the possible loss of principal.

SUMMARY

The following is a summary of certain information contained elsewhere in this Proxy Statement, including the Plan. You should read the more complete information in the rest of this Proxy Statement, including the Plan (attached as Exhibit A), the Prospectus for the Small Capitalization Value Fund (enclosed as Exhibit B) and the SAI relating to this Proxy Statement. This summary is qualified in its entirety by reference to these documents. You should read these materials for more complete information.

The Proposal

You are being asked to consider and approve a Plan that will have the effect of combining the Small Company Fund and the Small Capitalization Fund into a single mutual fund. If shareholders of the Small Company Fund vote to approve the Plan, the assets of the Small Company Fund will be transferred to, and all of its liabilities assumed by, the Small Capitalization Value Fund in exchange for an equal value of shares of the Small Capitalization Value Fund. Shareholders of the Small Company Fund will have their shares exchanged for shares of the Small Capitalization Value Fund of equal dollar value based upon the value of the shares at the time the Small Company Fund's assets are transferred to the Small Capitalization Value Fund. After the transfer of assets and exchange of shares have been completed, the Small Company Fund will be liquidated and dissolved. The proposed reorganization is referred to in this Proxy Statement as the "Transaction." As a result of the Transaction, you will cease to be a shareholder of the Small Company Fund and will become a shareholder of the Small Capitalization Value Fund.

For the reasons set forth in the "Reasons for the Transaction" section, the Board of Directors/Trustees of SP Mutual Funds and Style Specific Funds, respectively, has determined that the Transaction is in the best interests of the shareholders of the Small Company Fund and the Small Capitalization Value Fund, and has also concluded that no dilution in value would result to the shareholders of either Fund as a result of the Transaction.

The Board of Directors of the SP Mutual Funds, on behalf of the Small Company Fund, has approved the Plan and unanimously recommends that you vote to approve the Plan. The Board of Trustees of Style Specific Funds, on behalf of the Small Capitalization Value Fund, also has approved the proposed Transaction.

Shareholder Voting

Shareholders who own shares of the Small Company Fund at the close of business on May 13, 2005 (the Record Date) will be entitled to vote at the Meeting, and will be entitled to one vote for each full share and a fractional vote for each fractional share that they hold of the Small Company Fund. To approve the Transaction for the reorganization of the Small Company Fund, the affirmative vote of the holders of a majority of the total number of shares of capital stock of the Small Company Fund outstanding and entitled to vote thereon must be voted in favor of the Plan.

Please vote your shares as soon as you receive this Proxy Statement. You may vote by completing and signing the enclosed ballot (the proxy card), over the Internet or by phone. If you vote by any of these methods, your votes will be officially cast at the Meeting by persons appointed as proxies.

You can revoke or change your voting instructions at any time until the vote is taken at the Meeting. For more details about shareholder voting, see the "Voting Information" section of this Proxy Statement.

COMPARISONS OF IMPORTANT FEATURES OF THE FUNDS

The Investment Objective and Strategies of the Funds

This section describes the investment policies of the Small Company Fund and the Small Capitalization Value Fund and the differences between them. For a complete description of the investment policies and risks of the Small Capitalization Value Fund, you should read the Prospectus for the Small Capitalization Value Fund that is enclosed and incorporated by reference into this Proxy Statement.

The Small Company Fund and Small Capitalization Value Fund seek to achieve their investment objective through substantially similar, but not identical strategies. The investment objective of the Small Company Fund is to provide long-term growth. The investment objective of the Small Capitalization Value Fund is seek above average capital appreciation. Each Fund normally invests at least 80% of its investable assets in small capitalization companies. The Small Company Fund generally defines small capitalization stocks as stocks of companies with a capitalization of $1.5 billion or less. The Small Capitalization Value Fund generally defines small capitalization stocks to be stocks of companies with a total market capitalization of less than $2.5 billion. The investment objective for both Funds are non-fundamental policies that can be changed without shareholder approval.

Both Funds emphasize an investment style that focuses on similar characteristics in selecting stocks. In determining which securities to buy, the sub-adviser of the Small Company Fund generally looks to the following: (1) low price/earnings, price/book value or total capitalization/cash flow ratios relative to the company's peers, (2) low stock price relative to the company's underlying asset values, and (3) a sound balance sheet and other positive financial characteristics. In choosing stocks, the Small Capitalization Value Fund considers a number of factors, such as a company's sales, earnings, book value, cash flow, recent performance and the nature of the industry the company is in.

Although each of the Funds invests its assets primarily in small capitalization equity securities, each of the Funds may invest in certain fixed-income securities, including U.S. Government obligations, money market instruments and corporate and other debt obligations. Fixed-income securities are generally subject to two kinds of risk: credit risk and market risk. Credit risk relates to the ability of the issuer to meet interest and principal payments when they become due. Market risk relates to the fact that the prices of fixed-income securities generally will be affected by changes in the level of interest rates in the markets generally. An increase in interest rates will tend to reduce the prices of such securities, while a decline in interest rates will tend to increase their prices.

Comparison of Other Policies of the Funds

Diversification

Each of the Funds is a diversified fund under the Investment Company Act of 1940 (the 1940 Act). This means that, with respect to 75% of the value of each Fund's total assets, such Fund may not purchase a security of any issuer (other than obligations of the U.S. Government, its agencies or instrumentalities or securities of other investment companies) if, as a result, more than 5% of total assets of a Fund will be invested in the securities of a single issuer or more than 10% of any single issuer's outstanding voting securities would be held by the Fund.

Borrowing, Issuing Senior Securities and Pledging Assets

Neither Fund may issue senior securities, borrow money or pledge assets except as permitted under the 1940 Act Laws, Interpretations and Exemptions. Under the 1940 Act, a Fund can borrow money from a bank provided that immediately after such borrowing there is asset coverage of at least 300% for all borrowings. If the asset coverage falls below 300%, the Fund must, within three business days, reduce the amount of its borrowings to satisfy the 300% requirement. For purposes of this restriction, the purchase or sale of securities on a when-issued or delayed delivery basis, reverse repurchase agreements, dollar rolls, short sales, derivative and hedging transactions such as interest rate swap transactions, and collateral arrangements with respect thereto, and transactions similar to any of the foregoing, and obligations of the Fund to Directors are not deemed to be a pledge of assets or the issuance of a senior security.

Lending

Both Funds may lend assets to brokers, dealers and financial institutions. Both Funds may make loans, including loans of assets of the Fund, repurchase agreements, trade claims, loan participations or similar investments, as permitted by the 1940 Act Laws, Interpretations and Exemptions.

Illiquid Securities

Both Funds may invest in illiquid securities, including securities with legal or contractual restrictions on transfer, those without a readily available market and repurchase agreements with maturities longer than seven days. Each Fund may hold up to 15% of its net assets in illiquid securities.

Temporary Defensive Investments

Although each Fund normally invests assets according to its investment strategy, there are times when, in response to adverse market, economic or political conditions, a Fund may make temporary defensive investments. The Small Company Fund may establish and maintain cash reserves without limitation for temporary defensive purposes. These reserves may be invested in high-quality domestic and foreign money market instruments, including repurchase agreements and money market mutual funds managed by the Fund's sub-adviser. Small Capitalization Value Fund may invest up to 100% of its assets in money market instruments or U.S. Government securities, in response to adverse market, economic or political conditions. In addition, Small Capitalization Value Fund may invest up to 100% of its assets in corporate and other debt obligations when the sub-adviser believes that a temporary defensive position is appropriate. As disclosed in each Fund's Statement of Additional Information, each Fund may invest up to 25% of its total assets in shares of an affiliated mutual fund, as permitted under an order from the SEC.

Investment Restrictions

A Fund may not change a fundamental investment restriction without the prior approval of its shareholders. A non-fundamental investment policy, however, may be changed without shareholder approval. The Funds have adopted identical fundamental investment restrictions, which limit a Fund's ability to: (i) issue senior securities; (ii) borrow money (except for non-leveraging, temporary or emergency purposes); (iii) underwrite securities; (iv) purchase or sell real estate; (v) purchase or sell physical commodities; (vi) make loans (except for certain securities lending transactions); and (vii) concentrate its investments by investing 25% or more of the value of the Fund's assets in securities of issuers having their principal business activities in the same industry. In addition, each Fund has adopted a fundamental investment restriction to diversify its investments, as described above.

Risks of Investing in the Funds

Like all investments, an investment in the Funds involves risk. There is no assurance that either of the Funds will meet its investment objective. As with any mutual fund investing primarily in equity securities, the value of the securities held by a Fund may decline. Stocks values can decline for many reasons, including reasons related to the particular company, the industry of which it is a part, or the securities markets generally. These declines may be substantial. In addition, there are certain risks that are associated with the particular investment strategies employed by each Fund.

Both Funds are subject to the risks normally associated with funds that invest in common stocks. Investments in common stocks expose each of the Funds to the same market risk: the risk that the price of a particular stock owned by a Fund could go down. Generally, the stock price of large companies is more stable than the stock price of smaller companies. In addition to an individual stock losing value, the value of a market sector or of the equity markets as a whole could go down. In addition, different parts of a market can react differently to adverse issuer, market, regulatory, political and economic developments. Foreign markets, economies and political systems, particularly those in developing countries, may subject foreign investments to increased risks. Foreign markets, especially those in developing countries, tend to be more volatile than U.S. markets and generally are not subject to regulatory requirements comparable to those in the U.S. Each of the Funds is also subject to small company risk. As discussed above, both Funds invest normally at least 80% of their assets in small capitalization companies. Small capitalization companies usually offer a smaller range of products and services than larger companies. They may also have limited financial resources and may lack management depth. As a result, stocks issued by smaller companies tend to fluctuate in value more than the stocks of larger, more established companies.

For more information about the risks associated with the Small Capitalization Value Fund's investment strategies, please refer to the Fund's Prospectus (enclosed), and for a more detailed discussion of the investments, see the Fund's SAI, both of which are incorporated by reference into this Proxy Statement.

Federal Income Tax Considerations

Each Fund is treated as a separate entity for federal income tax purposes. Each Fund has qualified and elected or intends to qualify and elect to be treated as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the Code), and intends to continue to qualify in the future. As a regulated investment company, a Fund must, among other things, (a) derive at least 90% of its gross income from dividends, interest, payments with respect to loans of stock and securities, gains from the sale or other disposition of stock, securities or foreign currency and other income (including but not limited to gains from options, futures, and forward contracts) derived with respect to its business of investing in such stock, securities or foreign currency; and (b) diversify its holdings so that, at the end of each quarter of its taxable year, (i) at least 50% of the value of the Fund's total assets is represented by cash, cash items, U.S. Government securities, securities of other regulated investment companies, and other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Fund's total assets, and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities or securities of other regulated investment companies) or two or more issuers that are controlled by the Fund and are determined, pursuant to Department of Treasury regulations, to be in the same, similar, or related trades or businesses. As a regulated investment company, a Fund (as opposed to its shareholders) will not be subject to federal income taxes on the net investment income and capital gain that it distributes to its shareholders, provided that at least 90% of its net investment income and realized net short-term capital gain in excess of net long-term capital loss for the taxable year is distributed in accordance with the Code's timing requirements

The Transaction may entail various tax consequences, which are discussed under the caption "Tax Consequences of the Transaction."

Forms of Organization

The Small Company Fund is a series of SP Mutual Funds, which is a diversified, open-end management investment company, organized as a Maryland corporation. Small Capitalization Value Fund is a series of Style Specific Funds, which is a diversified, open-end management investment company organized as a Delaware statutory trust. SP Mutual Funds is authorized to issue 5.5 billion shares of capital stock, $0.001 par value per share, 150,000,000 of which are designated as shares of Small Company Fund, which are further divided into Class A, Class B, Class C, Class L, Class M, Class X and New Class X shares. The rights and terms of Class X and New Class X shares are almost identical so, for ease of reference, SP Mutual Funds sometimes provides combined expense, capitalization, financial and other information for "New Class X" and "Class X" and refers to all such shares as "Class X." The principal difference between outstanding shares of the two classes is that Class X shares issued prior to August 17, 1998 are subject to automatic conversion approximately 8 years after purchase, while New Class X shares, meaning Class X shares issued on or after August 17, 1998, are subject to automatic conversion approximately 10 years after purchase. You should be aware that if you hold shares referred to as "Class X," your conversion rights are determined by the date you purchased your shares. Style Specific Funds is authorized to issue an unlimited number of shares of beneficial interest, $.001 par value per share, divided into six series and three classes.

SP Mutual Funds operates pursuant to a charter, which includes its Articles of Incorporation and supplements, corrections, and amendments thereto, and By-Laws. Style Specific Funds operates pursuant to an Agreement and Declaration of Trust (Declaration) and By-Laws. SP Mutual Funds is governed by a Board of Directors; Style Specific Funds by a Board of Trustees. We refer to both as a "Board" and sometimes refer separately to "Directors" or "Trustees". Due to differences in Maryland and Delaware law and the governing documents of SP Mutual Funds and Style Specific Funds, we have summarized below several material differences between the rights of stockholders of SP Mutual Funds and of Style Specific Funds. The following is only a summary and is not a complete description of the governing documents of SP Mutual Funds and Style Specific Funds. You should refer to the Charter and By-Laws of SP Mutual Funds and the Declaration and By-Laws of Style Specific Funds for more complete information.

Extraordinary Transactions

The Declaration permits the Trustees of Style Specific Funds, without shareholder approval (unless such approval is otherwise required by the Investment Company Act) to (a) cause Style Specific Funds to convert or merge, reorganize or consolidate with or into one or more business entities (or a series thereof to the extent permitted by law) so long as the surviving or resulting entity is an open-end management investment company (or a series thereof to the extent permitted by law) formed, organized or existing under the laws of a U.S. jurisdiction and that, in the case of any business entity created by the Board to accomplish such conversion, merger, reorganization or consolidation, may succeed to or assume Style Specific Funds' registration under the Investment Company Act, (b) cause shares to be exchanged under or pursuant to any state or federal statute to the extent permitted by law, (c) cause Style Specific Funds to incorporate under the laws of a U.S. jurisdiction, (d) sell or convey all or substantially all of the assets of Style Specific Funds or any series or class thereof to another series or class thereof or to another business entity (or a series thereof to the extent permitted by law) organized under the laws of a U.S. jurisdiction so long as such business entity is an open-end management investment company and, in the case of any business entity created by the Board to accomplish such sale and conveyance, may succeed to or assume Style Specific Funds' registration under the Investment Company Act or (e) at any time sell or convert into money all or any part of the assets of Style Specific Funds or any series or class thereof. As a registered open-end investment company, SP Mutual Funds is authorized under Maryland law to transfer all of its assets (or the assets of any class or series of its shares) without shareholder approval, but (pursuant to its charter) mergers, consolidations, share exchanges and dissolutions must be approved by a majority of the outstanding shares entitled to vote on the matter.

Shareholder Meetings

Place of Meeting

SP Mutual Funds may hold shareholder meetings at any place within the United States set by the Board. Style Specific Funds is required to hold stockholder meetings at the principal executive offices of Style Specific Funds or at such other place within the United States as the Trustees shall designate.

Shareholder Voting Rights

Each share of SP Mutual Funds' common stock entitles its holder to one vote and fractional shares of stock of SP Mutual Funds are entitled to pro rata voting rights. Style Specific Funds' Board is entitled to determine, without the vote or consent of shareholders (except as required by the Investment Company Act) with respect to any matter submitted for a shareholder vote, whether each share shall be entitled to one vote, or whether each dollar of net asset value shall be entitled to one vote. In addition, shareholders of Style Specific Funds are entitled to vote only (1) for the election or removal of Trustees and (2) with respect to such additional matters relating to Style Specific Funds as may be required by the Investment Company Act, the Declaration, the By-Laws or any registration of Style Specific Funds with the Commission (or any successor agency) or any state, or as the Board may consider necessary or desirable.

Record Date

SP Mutual Funds' Board has the power to set a record date, which must be at or after close of business on the day the record date is fixed, and may not be more than 90 or fewer than 10 days prior to the applicable meeting of shareholders. Style Specific Funds' Board may fix a record date falling not more than 90 days prior to the meeting.

Annual Meetings

SP Mutual Funds is not required to hold an annual meeting of its shareholders in any year in which the election of directors is not required to be acted upon under the Investment Company Act of 1940, as amended (the "Investment Company Act"). There are no requirements regarding annual stockholder meetings set forth in Style Specific Funds' Declaration or By-Laws or the Delaware Statutory Trust Act.

Special Meetings

SP Mutual Funds must call a special meeting of shareholders if so requested by the Chairman or President, by a majority of the Directors by vote at a meeting or in writing (addressed to the Secretary of the Corporation) with or without a meeting, or, in the discretion of the Board, on the written request of shareholders holding at least 10% of the outstanding shares of a series. SP Mutual Funds' Board has the power to fix the date and time of any special meeting of shareholders. Style Specific Funds is required to call a meeting of shareholders upon order of the Board, or, for the purpose of voting on the removal of any Trustee, upon the request of shareholders holding at least 10% of the outstanding shares entitled to vote. If the Secretary of Style Specific Funds refuses or neglects to call such meeting for more than 10 days, the Board or shareholders so requesting may call the meeting themselves by giving notice thereof in the manner required by the By-Laws.

Inspector of Elections

SP Mutual Funds is required to appoint one or more inspectors of election, upon the request of shareholders entitled to cast at least 10% of the votes entitled to be cast at the meeting. There are no requirements regarding inspectors set forth in Style Specific Funds' Declaration or By-Laws or the Delaware Statutory Trust Act.

Advance Notice of Shareholder Proposals

There are no requirements regarding advance notice for shareholder proposals set forth in Style Specific Funds' Declaration or By-Laws or the Delaware Statutory Trust Act. Although SP Mutual Funds' charter provides that the By-Laws may delineate requirements for presenting matters at annual meetings, the current By-Laws do not do so. This generally means that the shareholders may submit proposals from the floor of an annual meeting.

Quorum

The presence, in person or by proxy, of shareholders entitled to cast a majority of all votes entitled to be cast on a matter with respect to one or more series or classes of SP Mutual Funds shall constitute a quorum for the transaction of business at a meeting of such shareholders. For Style Specific Funds, a quorum is one-third of the shares entitled to vote, except when a larger quorum is required by federal law, including the Investment Company Act, the By-Laws or the Declaration.

Adjournments

Whether or not a quorum is present, SP Mutual Funds may adjourn a meeting of shareholders convened on the date for which it was called, by majority vote of the shareholders present, to a date not more than 120 days after the original record date. Style Specific Funds can adjourn a meeting of shareholders without notice thereof if the time and date of the meeting are announced at the meeting and the adjourned meeting is held within a reasonable time after the date of the original meeting. Any meeting of shareholders of Style Specific Funds may be adjourned one or more times from time to time to another time or place by shareholders holding a majority of the outstanding shares present and entitled to vote on a proposal to adjourn at such meeting, whether or not a quorum is present.

Shareholder Action Without a Meeting

Common shareholders of SP Mutual Funds are not entitled to act by written consent unless such consent is unanimous. Shareholders of Style Specific Funds can act by written consent if such consent is signed by the holders of outstanding shares having enough votes to authorize the action at a meeting at which all shares entitled to vote on that action were present and voted, except that in the case of shareholder proposals and any matter subject to a proxy contest or proxy solicitation or any proposal in opposition to a proposal by the Officers or Trustees of Style Specific Funds, shares may be voted only in person or by written proxy at a meeting.

Amendments to Charter/Declaration

Amendments to SP Mutual Funds' Charter generally require the approval of the Board and at least a majority of the outstanding voting securities. However, the Board may amend the Charter to change the name of the company, or change the designation or par value of shares, without shareholder approval. Under Maryland law, the Board of

SP Mutual Funds is also authorized to increase or decrease the aggregate authorized capital stock, and classify and reclassify shares, without stockholder approval. The Board of Style Specific Funds is entitled to amend the Declaration without shareholder approval, except that shareholders have the right to vote on (1) any amendment that is required to be approved by shareholders pursuant to the Investment Company Act and (2) any amendment submitted to the shareholders by the Board at its discretion.

Amendment of By-Laws

SP Mutual Funds' By-Laws can be amended by (A) majority vote of the shareholders; or (B) majority vote of the Board. Style Specific Funds' By-Laws can be amended by majority vote of the shareholders or of the Board; provided, however, that no By-Law may be amended, adopted or repealed by the Board if such amendment, adoption or repeal is required by applicable law to be submitted to a vote of shareholders.

Board Members

Number of Board Members

SP Mutual Funds' Board can change the number of directors to any number between three (3) and twenty-five (25). Shareholders of Style Specific Funds have approved amendments to the Declaration which permit the number of Trustees to be such number as is determined, from time to time, by the Board, without any limitation on the maximum number permitted.

Removal of Board Members

SP Mutual Funds' shareholders may remove a Board member, with or without cause, by the affirmative vote of a majority of all votes entitled to be cast generally in the election of Board members. Trustees of Style Specific Funds may be removed at any shareholder meeting by a vote of 2/3 of the outstanding shares, or by 2/3 vote of the Board.

Board Vacancies

A vacancy on SP Mutual Funds' Board may be filled by a majority of the remaining members of the Board (unless the vacancy results from the removal of a director by the shareholders, in which case the shareholders may elect a successor to fill the vacancy, the vacancy results from an increase in the number of directors, in which case a majority of the entire board may fill the vacancy, or unless otherwise required by law). A vacancy on Style Specific Funds' Board may be filled by a majority of the Board; provided that in the event that less than the majority of the Trustees holding office have been elected by the shareholders, to the extent required by the Investment Company Act, but only to such extent, the Trustees then in office shall call a shareholders' meeting for the election of Trustees.

Limitation on Liability of Directors/Trustees and Officers

SP Mutual Funds' Charter provides that, to the extent permitted by law, a director or officer of SP Mutual Funds will not be liable to SP Mutual Funds or its stockholders for monetary damages. Pursuant to Maryland law, this limitation on liability would not apply (1) to the extent the person actually received an improper benefit or profit in money, property or services; or (2) to the extent that a final adjudication adverse to the person is entered based on a finding that the action, or failure to act, was the result of active and deliberate dishonesty and was material to the cause of action. The Declaration of Style Specific Funds provides that a Trustee, when acting in such capacity, shall not be liable to any person other than Style Specific Funds or its stockholders for any act, omission or obligation of Style Specific Funds, such Trustee or any other Trustee, except for such Trustee's own willful malfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee, and shall not be liable for any neglect or wrongdoing of any officer, agent, employee, manager, adviser, subadviser or principal underwriter of Style Specific Funds. With regard to both SP Mutual Funds and Style Specific Funds, the Investment Company Act will not permit a limitation on liability relating to willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person's office.

Indemnification of Directors/Trustees, Officers, Employees and Agents

SP Mutual Funds' organizational documents require indemnification of directors and officers to the fullest extent permitted by law. Other employees and agents shall be indemnified to the extent authorized by the Board or the By-Laws. Maryland law prohibits indemnification if it is established that (1) the act or omission was material to the matter giving rise to the proceeding and (a) was committed in bad faith or (b) was the result of active and deliberate dishonesty; or (2) the person actually received an improper personal benefit in money, property or services; or (3) in the case of a criminal proceeding, the person had reasonable cause to believe that the act or omission was unlawful. Style Specific Funds' By-Laws provide that it shall indemnify Trustees, officers, employees and agents to the fullest extent permitted by law. In the case of both SP Mutual Funds and Style Specific Funds, the Investment Company Act prohibits indemnification in the case of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person's office.

Indemnification of Shareholders

Style Specific Funds' Declaration provides that if any shareholder or former shareholder is exposed to liability relating to his or her status as a shareholder, and not because of the actions or omissions of such person or entity, such person or entity shall be entitled to be held harmless from and indemnified out of the assets of the particular series of Style Specific Funds of which such person or entity is or was a shareholder and in relation to which such liability arose against all loss and expense arising from such liability. SP Mutual Funds' organizational documents do not include a similar provision; however, under Maryland law, SP Mutual Funds' shareholders generally have no personal liability for the debts or obligations of SP Mutual Funds as a result of their status as shareholders.

Derivative Actions

Style Specific Funds' Declaration imposes certain conditions on the ability of shareholders to bring a derivative action on behalf of Style Specific Funds, including a requirement that shareholders who collectively hold at least 10% of the outstanding shares of Style Specific Funds (or the series or class to which such action relates) join in a pre-suit demand upon the Board to bring such an action unless an effort to cause the Board to bring the action is not likely to succeed. SP Mutual Funds' Charter does not include similar limitations.

Termination and Dissolution

Style Specific Funds may be terminated at any time by the Board by written notice to the shareholders, and any series or class thereof may be terminated at any time by the Board by written notice to the shareholders of such series or class. Dissolution of SP Mutual Funds requires the approval of the holders of a majority of the outstanding shares of all classes and series. However, SP Mutual Funds may transfer all or any part of the assets of a series or class without shareholder approval under Maryland law, and can redeem outstanding shares at net asset value under certain circumstances.

Management of the Companies and the Funds

American Skandia Investment Services, Inc. (ASISI), One Corporate Drive, Shelton, Connecticut, and Prudential Investments LLC (PI), Gateway Center Three, 100 Mulberry Street, Newark, New Jersey, serve as co-managers (each an Investment Manager and together, the Investment Managers) pursuant to an investment management agreement with the SP Mutual Funds on behalf of the Small Company Fund (the Small Company Fund Management Agreement). Under the Small Company Fund Management Agreement, PI, as co-manager, will provide supervision and oversight of ASISI's investment management responsibilities with respect to the SP Mutual Funds. Pursuant to the Small Company Fund Management Agreement, the Investment Managers jointly administer the Small Company Fund's business affairs and supervise the Fund's investments. Subject to approval by the Board of Directors, the Investment Managers may select and employ one or more subadvisers for the Fund, who will have primary responsibility for determining what investments the Fund will purchase, retain and sell. Also subject to the approval of the Board of Directors, the Investment Managers may reallocate the Small Company Fund's assets among subadvisers, including (to the extent legally permissible) affiliated subadvisers, consistent with the Small Company Fund's investment objectives.

PI serves as the manager (the Manager) of the Small Capitalization Value Fund pursuant to an agreement with the Style Specific Funds on behalf of the Small Capitalization Value Fund (the Small Capitalization Value Fund Management Agreement). Under the Small Capitalization Value Fund Management Agreement, PI provides investment management responsibilities with respect to the Style Specific Funds. Pursuant to the Small Capitalization Value Fund Management Agreement, the PI administers the Small Capitalization Value Fund's business affairs and supervises the Fund's investments. Subject to approval by the Board of Trustees, PI may select and employ one or more subadvisers for the Small Capitalization Value Fund, who will have primary responsibility for determining what investments the Fund will purchase, retain and sell. Also subject to the approval of the Board of Trustees, PI may reallocate the Small Capitalization Fund's assets among subadvisers, including (to the extent legally permissible) affiliated subadvisers, consistent with the Small Capitalization Value Fund's investment objectives.

Both the SP Mutual Funds and Style Specific Funds have obtained an exemption from the SEC that permits an Investment Manager or Manager to change subadvisers for each of its series, including the Funds, and to enter into new subadvisory agreements without obtaining shareholder approval of such changes. Any such subadviser change would be subject to approval by the Board of Directors/Trustees of the SP Mutual Funds or Style Specific Funds, for their respective Fund. This exemption (which is similar to exemptions granted to other investment companies that are operated in a similar manner as the SP Mutual Funds and Style Specific Funds) is intended to facilitate the efficient supervision and management of the subadvisers by the Investment Managers and the Directors/Trustees of the SP Mutual Funds and Style Specific Funds, respectively.

With respect to the Small Company Fund and Small Capitalization Value Fund, the respective Investment Managers or Manager currently engage the following subadvisers to manage the investments of each Fund in accordance with the Fund's investment objective, policies and limitations and any investment guidelines established by the respective Investment Manager or Managers. Each subadviser is responsible, subject to the supervision and control of the Investment Manager or Managers, for the purchase, retention and sale of securities in a Fund's investment portfolio under its management.

GAMCO Investors, Inc. (GAMCO), a wholly-owned subsidiary of Gabelli Asset Management Inc., serves as the subadviser for the Small Company Fund. GAMCO, which is located at One Corporate Center, Rye, New York 10580-1434, managed approximately $27.6 billion in assets as of December 31, 2004.

Mario J. Gabelli, CFA is primarily responsible for the day-to-day management of the Small Company Fund. Mr. Gabelli has managed the Small Company Fund since GAMCO became the Fund's subadviser. Mr. Gabelli has been Chief Executive Officer and Chief Investment Officer of GAMCO and its predecessor since the predecessor's inception in 1978.

EARNEST Partners LLC (EARNEST) and NFJ Investment Group (NFJ) are the subadvisers for the Small Capitalization Value Fund.

EARNEST, founded in 1998, is a wholly owned subsidiary of EARNEST Holdings LLC. As of December 31, 2004, EARNEST had $13.934 billion in assets under management. EARNEST is located at 75 14th Street, Suite 2300, Atlanta, GA 30309.

Paul E. Viera, Chief Executive Officer and partner of EARNEST, owns a controlling interest in EARNEST and has managed the EARNEST segment of the Small Capitalization Value Fund since December 2001. Mr. Viera is a founding member of EARNEST. He previously served as a Global Partner of, and portfolio manager with, INVESCO Capital Management from 1991 to 1998.

NFJ, formed in 1989, is a wholly owned subsidiary of Allianz Dresdner Asset Management of America, L.P. As of September 30, 2004, the firm had over $7.3 billion of worldwide assets under management and advice. NJF, a disciplined, value-oriented equity manager, is located at 2121 San Jacinto, Dallas, TX 75201. The NFJ segment has been managed by the following people:

Ben J. Fischer, CFA – Managing Director. Mr. Fischer is the lead portfolio manager for the Strategic Partners Small Cap Value Fund and the Target Small Cap Value Portfolio.

Mr. Fischer is a founding partner of NFJ Investment Group. He has over 35 years' experience in portfolio management, investment analysis and research. Prior to founding NFJ in 1989, he was chief investment officer (institutional and fixed income), senior vice president and senior portfolio manager at NationsBank which he joined in 1971. Prior to joining NationsBank, Mr. Fischer was a securities analyst at Chase Manhattan Bank and Clark, Dodge. He received his BA degree in Economics and a JD degree from Oklahoma University, and an MBA from New York University.

E. Clifton Hoover, JR., CFA – Managing Director. Mr. Hoover is the first back-up portfolio manager for the Strategic Partners Small Cap Value Fund and the Target Small Cap Value Portfolio.

Mr. Hoover is a portfolio manager and currently co-manages the PIMCO NFJ Small Cap Value Fund and the PIMCO NFJ Dividend Value Fund. He has over 18 years' experience in financial analysis and portfolio management. Prior to joining NFJ Investment Group in 1997, he was a vice president at Credit Lyonnais and was responsible for the financial analysis and portfolio management of a diversified portfolio. He began his career as a financial analyst with NationsBank in 1985. Mr. Hoover received his BBA and MS-Finance degrees from Texas Tech University in 1984 and 1985, respectively.

Paul A. Magnuson – Managing Director. Mr. Magnuson is the second back-up portfolio manager for the Strategic Partners Small Cap Value Fund and the Target Small Cap Value Portfolio.

Mr. Magnuson is our senior research analyst and a portfolio manager with over 18 years' experience in equity analysis and portfolio management. He currently co-manages the Small-Cap Value and Value investment products for NFJ. Prior to joining NFJ Investment Group in 1992, Mr. Magnuson was an assistant vice president at NationsBank which he joined in 1985. Within the trust investment quantitative services group, he managed structured investment strategies and performed qualitative equity risk analysis on domestic and international portfolios. Mr. Magnuson received his BBA degree in Finance from the University of Nebraska in 1984.

Jeffrey S. Partenheimer, CFA, CPA – Managing Director. Mr. Partenheimer is a small cap value style portfolio manager and a member of the small cap value team at NFJ.

Mr. Partenheimer has over 18 years' experience in financial analysis, portfolio management and large corporate finance. Jeff is co-portfolio manager of the PIMCO NFJ Dividend Value Fund. Prior to joining NFJ Investment Group in 1999, he spent 10 years in commercial banking and 4 years as a treasury director for a major telecommunications equipment manufacturer. He began his career as a financial analyst with First City Bank of Dallas in 1985. Mr. Partenheimer received his BBA degree in 1982 from the University of Texas and his MS-Finance degree from Texas Tech University in 1985.

Chris Najork, CFA – Managing Director. Mr. Najork is a small cap value style portfolio manager and a member of the small cap value team at NFJ.

Mr. Najork is a founding partner of NFJ Investment Group. He has over 35 years' experience encompassing equity research and portfolio management. Prior to the formation of NFJ Investment Group, he was a senior vice president, senior portfolio manager and analyst at NationsBank which he joined in 1974. Mr. Najork enjoyed a tour of duty as Director of Research for the University of Texas Endowment Fund in Austin, TX and returned to NationsBank's Corporate Asset Management Group. Mr. Najork received his BA degree and MBA from Southern Methodist University.

It is intended that on or about June 2005, Lee Munder Investments Ltd. L.P. (Lee Munder) and J.P. Morgan (JP Morgan) will become subadvisers for the Small Capitalization Value Fund.

Lee Munder, 700 Clarendon Street, Boston MA 02116, was founded in 2000 and is 77% owned by its employees with the remainder of the firm owned by Castanea Partners. As of September 30, 2004 Lee Munder managed approximately $2.86 billion in assets.

R. Todd Vingers will serve as the portfolio manager for the portion of the Fund to be managed by Lee Munder. Mr. Vingers joined Lee Munder in June 2002 as a small cap value portfolio manager. Mr. Vingers has over 14 years of investment experience and most recently served as vice president and senior portfolio manager for American Century Investments. Prior to joining American Century Investments, Mr. Vingers was a valuation analyst for the

Hawthorne Company. Mr. Vingers earned a B.A. from the University of St. Thomas and an M.B.A. from the University of Chicago Graduate School of Business. Mr. Vingers is a member of the Institute of Chartered Financial Analysts and the Association for Investment Management and Research (AIMR).

J.P. Morgan is an indirect wholly-owned subsidiary of J.P. Morgan Chase & Co., a publicly held bank holding company and global financial services firm. JP Morgan manages assets for governments, corporations, endowments, foundations and individuals worldwide. As of December 31, 2004, J.P. Morgan and its affiliated companies had approximately $791 billion in assets under management worldwide. The address of J.P. Morgan is 522 Fifth Avenue, New York, New York 10036.

Christopher T. Blum and Dennis S. Ruhl will be the portfolio managers for the portion of the Fund to be managed by J.P. Morgan. Mr. Blum, a vice president, is a portfolio manager in the U.S. Small Cap Equity Group. He rejoined the firm in 2001 and is currently responsible for managing structured small cap core and small cap value accounts. Previously, Mr. Blum spent two years as a research analyst responsible for the valuation and acquisition of private equity assets at Pomona Capital. Prior to that, he spent over three years in the U.S. Structured Equity Group at J.P. Morgan where he focused on structured small cap core and small cap value accounts. Mr. Ruhl, a vice president, is a portfolio manager in the U.S. Small Cap Equity Group. An employee since 1999, his current responsibility includes managing structured small cap core and value accounts. Previously, he worked on quantitative equity research (focusing on trading) as well as business development.

Additional Information About the Portfolio Managers

Set out below is additional information with respect to the portfolio managers for the Fund. Unless noted otherwise, all information is provided as of December 31, 2004.

It is intended that subsequent to the consummation of the Transaction, the subadvisers for the Small Capitalization Value Fund, the surviving fund, will be Earnest, NFJ, Lee Munder and JP Morgan.

Other Accounts Managed by Portfolio Managers

The table below identifies, for each portfolio manager, the number of accounts managed and the total assets in such accounts, within each of the following categories: registered investment companies (RIC), other pooled investment vehicles, and other accounts. For each category, the number of accounts and total assets in the accounts whose fees are based on performance is indicated in italics typeface.

Portfolio Manager	RIC Accounts Managed	Assets of RIC Managed		Other Pooled Accounts Managed	Assets of Other Pooled Accounts Managed		Other Accounts Managed	Assets of Other Accounts Managed
Mario J. Gabelli	24/	$10,500,000,000/		14	$707,700,000	*	1,747/	$9,900,000,000/
	1	$39,600,000	*				3	$1,200,000,000
Ben J. Fischer	3	$1,693,396,469		17	$586,025,589		16	$132,682,199
E. Cliff Hoover, Jr.	2	$811,441,902		6	$223,690,003		4	$97,978,370
Paul A. Magnuson	5	$1,217,404,678		3	$85,486,314		2	$43,776,399
Jeffrey S. Partenheimer	2	$6,387,926		5	$2,699,167,799		5	$122,636,772
Chris Najork	4	$3,824,041,839		6	$368,392,470		2	$35,134,727
Paul Viera**	4	$1,003,000,000		2	$6,400,000		168	$10,400,000,000
R. Todd Vingers	N/A	N/A		N/A	N/A		N/A	N/A
Christopher T. Blum	N/A	N/A		N/A	N/A		N/A	N/A
Dennis S. Ruhl	N/A	N/A		N/A	N/A		N/A	N/A

*  Represents the portion of assets for which the portfolio manager has primary responsibility in the accounts indicated. The accounts indicated may contain additional assets under the primary responsibility of other portfolio managers.

**  NFJ does not now have, and does not normally accept, accounts with fees based on performance.

Fund	Compensation Structure and Method(s)/Material Conflicts of Interest
Small Company Fund	GAMCO:

Compensation

Mr. Gabelli receives incentive-based variable compensation based on a percentage of net revenues received by the Subadviser for managing the Small Company Fund. Net revenues are determined by deducting from gross investment management fees the firm's expenses (other than Mr. Gabelli's compensation) allocable to the Small Company Fund.

Additionally, he receives similar incentive-based variable compensation for managing other registered investment companies, other accounts within the firm. This method of compensation is based on the premise that superior long-term performance in managing a portfolio should be rewarded with higher compensation as a result of growth of assets through appreciation and net investment activity.

One of the other registered investment companies managed by Mr. Gabelli has a performance (fulcrum) fee arrangement for which his compensation is adjusted up or down based on the performance of the investment company relative to an index. Mr. Gabelli manages other accounts with a performance fee. Compensation for managing these accounts that have performance-based fees has two components. One component is based on a percentage of net revenues received by the Subadviser for managing the account. The second component is based on absolute performance of the account, with respect to which a percentage of such performance fee is paid to Mr. Gabelli.

As an executive officer of the Subadviser's parent company, Gabelli Asset Management Inc., Mr. Gabelli also receives ten percent of the net operating profits of the parent company. He receives no base salary, no annual bonus and no stock options.

Potential Conflicts of Interest

Actual or apparent conflicts of interest may arise when the portfolio manager also has day-to-day management responsibilities with respect to one or more other accounts. These potential conflicts include:

Allocation of Limited Time and Attention Because the portfolio manager manages many accounts, he may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as if he were to devote substantially more attention to the management of only a few accounts.

Allocation of Limited Investment Opportunities. If the portfolio manager identifies an investment opportunity that may be suitable for multiple accounts, the Small Company Fund may not be able to take full advantage of that opportunity because the opportunity may need to be allocated among all or many of these accounts.

Pursuit of Differing Strategies. At times, the portfolio manager may determine that an investment opportunity may be appropriate for only some of the accounts for which he exercises investment responsibility, or may decide that certain of these accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may execute differing or opposite transactions for one or more accounts which may affect the market price of the security or the execution of the transactions, or both, to the detriment of one or more of his accounts.

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Fund	Compensation Structure and Method(s)/Material Conflicts of Interest
Small Company Fund (continued)	Variation in Compensation. A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the accounts that he manages. If the structure of the Subadviser's management fee or the portfolio manager's compensation differs among accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager may be motivated to favor certain accounts over others. The portfolio manager also may be motivated to favor funds or accounts in which he has an investment interest, or in which the Subadviser or its affiliates have investment interests. In Mr. Gabelli's case, the Subadviser's compensation (and expenses) for the Small Company Fund are marginally greater as a percentage of assets than for certain other accounts and are less than for certain other accounts managed by Mr. Gabelli, while his personal compensation structure varies with near-term performance to a greater degree in certain performance fee based accounts than with non-performance based accounts. In addition he has investment interests in several of the funds managed by the Subadviser and its affiliates.

The Subadviser and the Small Company Fund have adopted compliance policies and procedures that are designed to address the various conflicts of interest that may arise for the Adviser and its staff members. However, there is no guarantee that such policies and procedures will be able to identify and address every situation in which an actual or potential conflict may arise.

Small Capitalization Value Fund	EARNEST:

Compensation

EARNEST Partners personnel are paid a salary and a discretionary bonus. A portion of the bonus consists of profit sharing and/or deferred compensation. The Company also matches a portion of employees' 401(k) contributions, if any. The bonus is a function of client satisfaction with respect to investment results and service. Equity ownership in the form of limited liability company interests is another component of compensation for the portfolio managers. The firm is employee-owned.

Potential Conflicts of Interest

No material conflicts of interest exist. All accounts are managed to model portfolios that are approved by the investment committee, and trades are allocated pro-rata to all accounts so that no one account is advantaged over another pursuant to trade allocation policies and procedures.

NFJ Compensation

Contractual agreements provide the founders with competitive salaries and all benefits provided to the senior executives of Allianz. The founders/managing directors have a separate business entity contract and employment contract, including a profit sharing agreement. All other managing directors are eligible for profit sharing pool participation. Compensation is tied to successful performance and growth in assets under management. Our compensation levels are on par with other industry firms. Employees are provided very competitive compensation packages with incentives, including annual bonuses.

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Fund	Compensation Structure and Method(s)/Material Conflicts of Interest
Small Capitalization Value Fund (continued)	Potential Conflicts of Interest

Exercising shareholder rights may involve a conflict of interest between a client and NFJ (either directly or through an affiliate). Conflicts of interest may arise because the company subject to a vote is a client or an affiliate of NFJ Investment Group. Conflicts may also arise because NFJ is advising the company subject to the vote or another party in a contested vote. NFJ has adopted Proxy Guidelines designed to prevent material conflicts of interest from affecting the manner in which the Company votes its clients' proxies.

LEE MUNDER:

Compensation

Portfolio managers at Lee Munder are compensated through a combination of salary, bonus and partnership participation. Bonuses are formula driven based on assets managed, revenues, and performance relative to peer groups. Partnership units will be granted, at no cost, based on achieving certain asset or revenue hurdles.

Conflicts of Interest

Lee Munder's portfolio managers are often responsible for managing one or more funds as well as other accounts, including proprietary accounts, separate accounts and other pooled investment vehicles, such as unrestricted partnerships. A portfolio manager may manage a separate account or other pooled investment vehicle which may have materially higher fee arrangements than the Fund and may also have a performance-based fee. The side-by-side management of these funds may raise potential conflicts of interest relating to cross trading, the allocation of investment opportunities and the aggregation and allocation of trades.

Lee Munder has fiduciary responsibility to manage all client accounts in a fair and equitable manner. It seeks to provide best execution of all securities transactions and aggregate and then allocate securities to client accounts in a fair and timely manner. To this end, Lee Munder has developed policies and procedures designed to mitigate and manage the potential conflicts of interest that may arise from side-by-side management. In addition, Lee Munder has adopted policies limiting the circumstances under which cross-trades may be effected between a Fund and another client account. Lee Munder conducts periodic reviews of trades for consistency with these policies.

JP MORGAN:

Compensation

The JP Morgan's portfolio managers participate in a competitive compensation program that is designed to attract and retain outstanding people and closely link the performance of investment professionals to client investment objectives. The total compensation program includes a base salary fixed from year to year and a variable performance bonus consisting of cash incentives and restricted stock and, in some cases, mandatory deferred compensation. These elements reflect individual performance and the performance of the JP Morgan's business as a whole.

Each portfolio manager's performance is formally evaluated annually based on a variety of factors including the aggregate size and blended performance of the portfolios such portfolio manager manages. Individual contribution relative to client goals carries the highest impact. Portfolio manager compensation is primarily driven by meeting or exceeding clients' risk and return objectives, relative performance to competitors or competitive indices and compliance with firm policies and regulatory requirements. In evaluating each portfolio manager's performance with respect to the mutual funds he or she manages, the funds' pre-tax performance is compared to the appropriate market peer group and to each fund's benchmark index listed in the fund's prospectus over one, three and five year periods (or such shorter time as the portfolio manager has managed the fund). Investment performance is generally more heavily weighted to the long-term.

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Fund	Compensation Structure and Method(s)/Material Conflicts of Interest
Small Capitalization Value Fund (continued)	Stock awards are granted as part of an employee's annual performance bonus and comprise from 0% to 35% of a portfolio manager's total award. As the level of incentive compensation increases, the percentage of compensation awarded in restricted stock also increases. Certain investment professionals may also be subject to a mandatory deferral of a portion of their compensation into proprietary mutual funds based on long-term sustained investment performance.

Potential Conflicts

The potential material conflicts of interest that may arise in connection with the portfolio managers' management of the Fund and the management of their other accounts include:

1. A conflict between investment strategy of the Fund and the investment strategy of the other accounts managed by the portfolio manager.

2. A conflict in allocation of investment opportunities between the Fund and the other accounts managed by the portfolio manager. However, the JP Morgan's allocation practices are designed to achieve fair and equitable allocation of investment opportunities among its clients over time. Orders for the same equity security are aggregated on a continual basis throughout each trading day consistent with the JP Morgan's duty of best execution for its clients. If aggregated trades are fully executed, accounts participating in the trade will be allocated their pro rata share on an average price basis. For equity securities, partially completed orders generally will be allocated among accounts with similar investment objectives and strategies on a pro-rata average price basis, subject to certain limited exceptions. One such exception provides that if an allocation results in a de minimis allocation relative to the size of the account or its investment strategy, the allocation may be reallocated to other accounts. While aggregation of the Fund's order for a security with orders for the JP Morgan's other clients seeks to achieve an equitable allocation of the order between the Fund and the JP Morgan's other clients, it may adversely affect the size of the position the Fund may obtain or the price paid or received by the Fund.

3. The Fund is subject to different regulation than the other pooled investment vehicles and other accounts managed by the portfolio manager. As a consequence of this difference in regulatory requirements, the Fund may not be permitted to engage in all the investment techniques or transactions or to engage in these transactions to the same the extent as the other accounts managed by the portfolio manager.

Ownership of Fund Securities

None of the portfolio managers own securities issued by the Funds.

Investment Management Fees

Pursuant to the Management Agreement with the Small Company Fund, ASISI receives a monthly investment management fee for the performance of its services. PI does not receive a fee for its management of the Small Company Fund. Pursuant to the Management Agreement with the Small Capitalization Value Fund, PI receives a monthly investment management fee for the performance of its services. The investment management fees are accrued daily for the purposes of determining the sale and redemption price of each Fund's shares. ASISI, as co-manager of the Small Company Fund, and PI, as manager of the Small Capitalization Value Fund, pay each Subadviser of the applicable Fund a portion of its fee for the performance of the sub-advisory services at no additional cost to the Fund.

Under the Management Agreement with the Small Company Fund, the Fund is obligated to pay ASISI an annual investment management fee equal to 1.00% of its average daily net assets. The Fund does not pay PI a fee for its management services under the Management Agreement. Under the Management Agreement with the Small Capitalization Value Fund, the Fund is obligated to pay PI an annual investment management fee equal to 0.70% of its average daily net assets. Consequently, the shareholders of the Small Company Fund will pay investment management fees at a lower rate as a result of the Transaction. During its fiscal year ended October 31, 2004, the Small Company Fund paid $2,149,850 in investment management fees to ASISI and during its fiscal year ending July 31, 2004, the Small Capitalization Value Fund paid $378,488 in investment management fees to PI.

The Investment Advisers pay each Subadviser a portion of the investment management fee that ASISI and PI receive from the Small Company Fund and the Small Capitalization Value Fund, respectively. Each Investment Manager pays such sub-advisory fees without any additional expense to the Fund. The Funds have comparable sub-advisory fee arrangements. With respect to the Small Company Fund, ASISI pays GAMCO an annual rate equal to 0.40% of the portion of the Fund's combined average daily net assets not in excess of $1 billion; plus 0.30% of the portion in excess of $1 billion. With respect to the Small Capitalization Value Fund, PI pays to EARNEST and NFJ 0.40% of the portion of the Fund's average daily net assets managed by each Subadviser.

Distribution Plan

American Skandia Marketing, Incorporated and Prudential Investment Management Services LLC (PIMS) (collectively, the Distributor) jointly serve as the principal underwriter and distributor for the Small Company Fund. PIMS serves as the principal underwriter and distributor for the Small Capitalization Value Fund. SP Mutual Funds and Style Specific Funds have each adopted a Distribution and Service Plan (commonly known as a "12b-1 Plan") for each Class of shares to compensate the Fund's respective Distributor for its services and costs in distributing shares and servicing shareholder accounts. Under the 12b-1 Plan for each share Class, each Fund is authorized to pay its Distributor at the following rates for assets attributable to the indicated share class:

Share Class	Rate
Class A	0.30%* of the Fund's average daily net assets attributable to Class A shares

Class B	1.00% of the Fund's average daily net assets attributable to Class B shares

Class C	1.00% of the Fund's average daily net assets attributable to Class C shares

Class L	0.50% of the Fund's average daily net assets attributable to Class L shares

Class M	1.00% of the Fund's average daily net assets attributable to Class M shares

Class X	1.00% of the Fund's average daily net assets attributable to Class X shares

*  The Distributors are voluntarily waiving 0.05% of each Fund's distribution and service (12b-1) fees in order to limit such fee rate for the Class A shares to 0.25% of the Fund's average daily net assets attributable to Class A shares.

Because these fees are paid out of a Fund's assets on an ongoing basis, these fees may, over time, increase the cost of an investment in the Fund and may be more costly than other types of sales charges.

The Distributor uses distribution and service fees received under the 12b-1 Plan to compensate qualified dealers for services provided in connection with the sale of shares and the maintenance of shareholder accounts. In addition, the Distributor uses distribution and service fees received under the Class X Plans as reimbursement for its purchases of Bonus Shares, which are additional shares granted to investors who invest in Class X.

Valuation

The price you pay for each share of a Fund is based on the share value. The share value of a mutual fund – known as the net asset value per share or NAV – is determined by a simple calculation: it's the total value of the Fund (assets minus liabilities) divided by the total number of shares outstanding. For example, if the value of the investments held by fund XYZ (minus its liabilities) is $1,000 and there are 100 shares of fund XYZ owned by shareholders, the price of one share of the fund – or the NAV – is $10 ($1,000 divided by 100). A Fund's portfolio securities are valued based upon market quotations or, if not readily available, at fair value as determined in good faith under procedures established by the Fund's Board. A Fund also may use fair value pricing if it determines that the market quotation is not reliable based, among other things, on events or market conditions that occur after the quotation is derived or after the close of the primary market on which the security is traded, but before the time that the Fund's NAV is determined. This use of fair value pricing most commonly occurs with securities that are primarily traded outside the U.S. because such securities present time-zone arbitrage opportunities when events or conditions affecting the prices of specific securities or the prices of securities traded in such markets generally occur after the close of the foreign markets but prior to the time the Fund determines its NAV. The Fund may also use fair value pricing with respect to U.S.-traded securities if, for example, trading in a particular security is halted and does not resume before the Fund calculates its NAV or the exchange on which a security is traded closes early. In addition, fair value pricing is used for securities where the pricing agent or principal market maker does not provide a valuation or methodology or provides a valuation or methodology that, in the judgment of the Investment Manager (or Subadviser) does not represent fair value. Different valuation methods may result in differing values for the same security. The fair value of a portfolio security that a Fund uses to determine its NAV may differ from the security's quoted or published price. If a Fund needs to implement fair value pricing after the NAV publishing deadline, but before shares of a Fund are processed, the NAV you receive or pay may differ from the published NAV price. For purposes of computing a Fund's NAV, we will value the Fund's futures contracts 15 minutes after the close of trading on the New York Stock Exchange (NYSE). Except when we fair value securities, we normally value each foreign security held by a Fund as of the close of the security's primary market. Fair Value Pricing Procedures are designed to result in prices for the Fund's securities and its net asset value that are reasonable in light of the circumstances which make or have made market quotations unavailable or unreliable, and may have the effect of reducing arbitrage opportunities available to short-term traders. There is no assurance, however, that fair value pricing will more accurately reflect the market value of a security than the market price of such security on that day or that it will prevent dilution of the Fund's NAV by short term traders.

Portfolio Holdings

In addition to the disclosure contained herein, a description of each Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is also described in the Fund's Prospectus, SAI and on the Fund's website at www.strategicpartners.com. The Fund will provide a full list of the Fund's portfolio holdings as of the end of the fiscal quarter on its website within approximately 60 days after the end of the Fund's fiscal quarter. The Fund's portfolio holdings are made public, as required by law, in the Funds' annual and semi-annual reports. In addition, the Fund may release the Fund's top ten holdings, sector and country breakdowns, and largest industries on a monthly basis. Such information will be posted to the Fund's website no earlier than 15 days after the end of each month, and will be available on each Fund's website for at least six months from the posting date.

When authorized by the Trust's Chief Compliance Officer (CCO) and another Officer of the Trust, portfolio holdings information may be disseminated more frequently or at different periods than as described above to intermediaries that distribute Fund shares, third-party providers of auditing, custody, proxy voting and other services for a Fund, rating and ranking organizations, and certain affiliated persons of a Fund, as described below. The procedures utilized to determine eligibility are set forth below.

Procedures for Release of Portfolio Holdings Information:

1. A request for release of Fund holdings shall be prepared by such third parties setting forth a legitimate business purpose for such release which shall specify the Fund(s), the terms of such release and frequency (e.g. level of detail staleness). Such request shall address whether there are any conflicts of interest between a Fund and the investment adviser, sub-adviser, principal underwriter or any affiliated person thereof and how such conflicts shall be dealt with to demonstrate that the disclosure is in the best interest of the shareholders of the Fund(s).

2. The request shall be forwarded to PI's Product Development Group and to the Chief Compliance Officer of the Trust, or his delegate, for review and approval.

3. A confidentiality agreement in the form approved by an Officer of the Trust must be executed with the recipient of the fund holdings information.

4. An Officer of the Trust shall approve the release and agreement. Copies of the release and agreement shall be sent to PI's law department.

5. Written notification of the approval shall be sent by such officer to PI's Fund Administration Department to arrange the release of fund holdings information.

6. PI's Fund Administration Department shall arrange for the release of fund holdings information by the Custodian Banks.

As of the date of this Proxy Statement, each Fund will provide:

1. Traditional External Recipients/Vendors

•  Full holdings on a daily basis to Investor Responsibility Research Center (IRRC), Institutional Shareholder Services (ISS) and Automatic Data Processing, Inc. (ADP) (proxy voting agents) at the end of each day;

•  Full holdings on a daily basis to the Subadvisers, Custodian, Sub-Custodian (if any) and Accounting Agents at the end of each day. When a Fund has more than one Subadvisers, each Subadvisers receives holdings information only with respect to the "sleeve" or segment of the Fund for which the Subadvisers has responsibility;

•  Full holdings to each Fund's independent registered public accounting firm as soon as practicable following the Fund's fiscal year-end or on an as-needed basis; and

•  Full holdings to financial printers as soon as practicable following the end of each Fund's quarterly, semi-annual and annual period-ends.

2. Analytical Service Providers

•  Each Fund trades on a quarterly basis to Abel/Noser Corp. (an agency-only broker and transaction cost analysis company) as soon as practicable following the Fund's fiscal quarter-end;

•  Full holdings on a daily basis to FT Interactive Data (a fair value information service) at the end of each day;

•  Full holdings on a daily basis to FactSet (an online investment research provider) at the end of each day.

In each case, the information disclosed must be for a legitimate business purpose and is subject to a confidentiality agreement intended to prohibit the recipient from trading on or further disseminating such information (except for legitimate business purposes). Such arrangements will be monitored on an ongoing basis and will be reviewed by the Trust's CCO and PI's Law Department on an annual basis.

In addition, certain authorized employees of PI receive portfolio holdings information on a quarterly, monthly or daily basis or upon request, in order to perform their business functions. All PI employees are subject to the requirements of the personal securities trading policy of Prudential, which prohibits employees from trading on, or further disseminating confidential information, including portfolio holdings information.

The Board has approved PI's Policy for the Dissemination of Portfolio Holdings. The Board shall, on a quarterly basis, receive a report from PI detailing the recipients of the portfolio holdings information and the reason for such disclosure. The Board has delegated oversight over each Fund's disclosure of portfolio holdings to the CCO.

There can be no assurance that the Funds' policies and procedures on portfolio holdings information will protect the Funds from the potential misuse of such information by individuals or entities that come into possession of the information.

Frequent Purchases and Redemptions of Fund Shares

Each Fund seeks to prevent patterns of frequent purchases and redemptions of Fund shares by its shareholders. Frequent purchases and sales of shares of a Fund may adversely affect Fund performance and the interests of long-term investors. When a shareholder engages in frequent or short-term trading, a Fund may have to sell portfolio securities to have the cash necessary to redeem the shareholder's shares. This can happen when it is not advantageous to sell any securities, so a Fund's performance may be hurt. When large dollar amounts are involved, frequent trading can also make it difficult to use long-term investment strategies because a Fund cannot predict how much cash it will have to invest. In addition, if a Fund is forced to liquidate investments due to short-term trading activity, it may incur increased brokerage and tax costs. Similarly, a Fund may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of short-term trading. Moreover, frequent or short-term trading by certain shareholders may cause dilution in the value of Fund shares held by other shareholders. Funds that invest in foreign securities may be particularly susceptible to frequent trading because time zone differences among international stock markets can allow a shareholder engaging in frequent trading to exploit fund share prices that may be based on closing prices of foreign securities established some time before each fund calculates its own share price. Funds that invest in certain fixed-income securities, such as high-yield bonds or certain asset-backed securities, may also constitute an effective vehicle for a shareholder's frequent trading strategy. The Board has adopted policies and procedures designed to discourage or prevent frequent trading activities by Fund shareholders. In an effort to prevent such practices, each Fund's Transfer Agent monitors trading activity on a daily basis. Each Fund has implemented a trading policy that limits the number of times a shareholder may purchase Fund shares or exchange into such Fund and then sell those shares within a specified period of time (a "round-trip transaction") as established by such Fund's CCO. The CCO is authorized to set and modify the parameters at any time as required to prevent the adverse impact of frequent trading on Fund shareholders. The CCO has defined frequent trading as one or more roundtrip transactions in shares of such Fund within a 30-day period. A second round-trip within 60 days will begin a warning period that will remain in effect for 90 days. If additional purchase activity is initiated during the warning period, the purchase activity will be cancelled. In addition, if two round-trips have already been completed within the past 90 days, a trading suspension will be placed on the account that remains in effect for 90 days. Exceptions to the trading policy will not normally be granted. Each Fund reserves the right to reject or cancel, without prior notice, all additional purchases or exchanges into each Fund by a shareholder who has violated this policy. Moreover, each Fund may direct a broker-dealer or other intermediary to block a shareholder account from future trading in such Fund. The Transfer Agent will monitor trading activity over $25,000 per account on a daily basis for a rolling 30-day period. If a purchase into a Fund is rejected or cancelled for violations of the trading policy, the shareholder will receive a return of the purchase amount. If a Fund is offered to qualified plans on an omnibus basis or if Fund shares may be purchased through other omnibus arrangements ("Intermediaries"), Intermediaries maintain the individual beneficial owner records and submit to each Fund only aggregate orders combining the transactions of many beneficial owners. Each Fund itself generally cannot monitor trading by particular beneficial owners. Each Fund communicates to Intermediaries in writing that it expects the Intermediaries to handle orders on transfers by beneficial owners in conformity with each Fund's policies as set forth in each Fund's Prospectus and SAI on transfers by beneficial owners. Intermediaries may impose different or stricter restrictions on transfers by beneficial owners. Consistent with the restrictions described above, investments in each Fund through retirement programs administered by Prudential Retirement will be similarly identified for frequent purchases and redemptions and appropriately restricted. The Transfer Agent also reviews the aggregate net flows in excess of one million dollars. In those cases, the trade detail is reviewed to determine if any of the activity relates to previously identified policy offenders. In cases of omnibus orders, the Intermediary may be contacted by the Transfer Agent to obtain additional information. The Transfer Agent has the authority to cancel all or a portion of the trade if the information reveals that the activity relates to previously identified policy offenders. In that case, the shareholder will receive a return of the purchase amount. Where appropriate, the Transfer Agent may request that the Intermediary block a financial adviser or client from accessing each Fund. If necessary, each Fund may be removed from a particular Intermediary's platform. Shareholders seeking to engage in frequent trading activities may use a variety of strategies to avoid detection and, despite the efforts of each Fund to prevent such trading, there is no guarantee that each Fund, the Transfer Agent or Intermediaries will be able to identify these shareholders or curtail their trading practices. Neither Fund has any arrangements intended to permit trading of its shares in contravention of the policies described above.

Purchases, Redemptions, Exchanges and Distributions

The purchase policies for each Fund are identical. The offering price is the NAV per share plus any initial sales charge that applies. Class A shares are sold at NAV plus an initial sales charge that varies depending on the amount of your investment. Class B shares are sold at NAV per share without an initial sales charge. However, if Class B shares are redeemed within seven years of their purchase, a contingent deferred sales charge ("CDSC") will be deducted from the redemption proceeds. Class C shares are sold at NAV per share without an initial sales charge. In addition, if Class C shares are redeemed within 12 calendar months of their purchase, a CDSC of 1.00% will be deducted from the redemption proceeds.

The Small Company Fund, but not the Small Capitalization Value Fund, is authorized to issue Class L, Class M Class X and New Class X shares as well. Class L shares are subject to up to a 5.75% initial sales charge on purchases under $1 million. Class M and Class X shares are sold subject to a CDSC of 6.0%, decreasing annually. Class L, Class M, Class X and New Class X shares are no longer offered for direct purchase.

If the Transaction is approved, the Small Capitalization Value Fund will create Class L, Class M, Class X and New Class X shares to accommodate Class L, M, X and New Class X shareholders, respectively, of the Small Company Fund who will become shareholders of the Small Capitalization Value Fund. Like the Class L, M and X shares of the Small Company Fund, the proposed Class L, M and X shares of the Small Capitalization Value Fund will not be offered for new or subsequent purchases, but will be available for dividend reinvestment and exchanges to and from the same class of other funds in the fund family at no sales charge, and, in addition, in the case of Class L shares, for purchases by college savings plans. The proposed Class L, M and X shares for the Small Capitalization Value Fund would have similar sales charges as described above for the Class L, M and X shares of the Small Company Fund.

The redemption policies for each Fund are identical. Your shares will be sold at the next NAV per share determined after your order to sell is received, less any applicable CDSC imposed and less such redemption fee or deferred sales charges as may be set by the Board from time to time. Refer to each Fund's Prospectus for more information regarding how to sell shares.

Shares of each Fund may be exchanged for shares of the same class of other funds in the mutual fund complex, including those of the SP Mutual Funds or Style Specific Funds, at NAV per share at the time of exchange. Exchanges of shares involve redemption of the shares of the Fund you own and a purchase of shares of another fund. Shares are normally redeemed and purchased in the exchange transaction on the business day on which the Transfer Agent receives an exchange request that is in proper form, if the request is received by the close of the NYSE that day.

Frequent trading of Fund shares in response to short-term fluctuations in the market – also known as "market timing" – may make it very difficult to manage a Fund's investments. When market timing occurs, the Funds may have to sell portfolio securities to have the cash necessary to redeem the market timer's shares. This can happen at a time when it is not advantageous to sell any securities, so the Fund's performance may be hurt. When large dollar amounts are involved, market timing can also make it difficult to use long-term investment strategies because we cannot predict how much cash the Fund will have to invest. When, in the opinion of PI (and, with respect to Small Company Fund, ASISI), such activity would have a disruptive effect on portfolio management, the Funds reserve the right to refuse purchase orders and exchanges into the Fund by any person, group or commonly controlled account. The decision may be based on dollar amount, volume, or frequency of trading. The Funds will notify a market timer of a rejection of an exchange or purchase order. There can be no assurance that the Fund's procedures will be effective in limiting the practice of market timing in all cases.

Each Fund will distribute substantially all of its income and capital gains to shareholders each year. Each Fund will declare dividends, if any, annually.

Share Class Designations

Please note that in 2004 SP Mutual Funds renamed Class A and Class B shares, and created two new classes designated Class A and Class B. This means that if, prior to April 12, 2004, you purchased shares of any series of SP Mutual Funds designated as "Class A" or "Class B" at the time of purchase, SP Mutual Funds now refers to your shares as "Class L" and "Class M", respectively. Please be sure to consult information about the appropriate share Class when reviewing these materials.

In addition, SP Mutual Funds' charter permits it to issue both "Class X" shares and "New Class X" shares of Small Company Fund. The rights and terms of Class X and New Class X shares are almost identical so, for ease of reference, SP Mutual Funds sometimes provides combined expense, capitalization, financial and other information for "New Class X" and "Class X", and refers to all such shares as "Class X". The principal difference between the two classes is that outstanding Class X shares issued prior to August 17, 1998 are subject to automatic conversion approximately 8 years after purchase, while outstanding New Class X shares, meaning Class X shares issued on or after August 17, 1998, are subject to automatic conversion approximately 10 years after purchase. You should be aware that if you hold shares referred to as "Class X", your conversion rights are determined by the date you purchased your shares. Please note that the Class X and New Class X shares issued by Small Capitalization Value Fund as part of the transaction will have different conversion rights.

Fees and Expenses

The following table describes the fees and expenses that shareholders may pay if they hold shares of the Small Company Fund or the Small Capitalization Value Fund, as well as the projected pro forma fees and expenses of the Small Capitalization Value Fund that will continue in effect after consummation of the Transaction. The holding period for shares held by investors in Small Company Fund will be counted in computing the holding period of shares subsequently held in Small Capitalization Value Fund for purposes of determining any applicable CDSCs.

Class A Shares (as of twelve months ended January 31, 2005)

Shareholder Fees (fees paid directly from your investment)

	Small Company Fund Class A	Small Capitalization Value Fund Class A	Pro Forma Small Capitalization Value Fund After Transaction Class A
Maximum sales charge (load) on purchases (as % of offering price)	5.50%	5.50%	5.50%
Maximum contingent deferred sales charge (load) (as % of original purchase price)	None[1]	1%[1]	None[1]
Redemption Fee	None[2]	None[2]	None[2]

Annual Fund Operating Expenses
  (expenses that are deducted from Fund assets)

	Small Company Fund Class A Shares	Small Capitalization Value Fund Class A Shares	Pro Forma Combined Small Capitalization Value Fund Class A Shares
Management Fees	1.00%	0.70%	0.70%
+ Distribution and service (12b-1) fees	0.30%	0.30%	0.30%
+ Other expenses	0.69%	0.52%	0.47%
= Total annual operating expenses	1.99%	1.52%	1.47%
– Fee waiver or expense reimbursement	(0.34)%[6]	(0.05)%[7]	(0.05)%[7]
= Net annual operating expenses	1.65%	1.47%	1.42%

Class B Shares (as of twelve months ended January 31, 2005)

Shareholder Fees (fees paid directly from your investment)

	Small Company Fund Class B	Small Capitalization Value Fund Class B	Pro Forma Small Capitalization Value Fund After Transaction Class B
Maximum sales charge (load) on purchases (as % of offering price)	None	None	None
Maximum contingent deferred sales charge (load) (as % of original purchase price)	5.00%[3]	5.00%[3]	5.00%[3]
Redemption Fee	None[2]	None[2]	None[2]

Annual Fund Operating Expenses
  (expenses that are deducted from Fund assets)

	Small Company Fund Class B Shares	Small Capitalization Value Fund Class B Shares	Pro Forma Combined Small Capitalization Value Fund Class B Shares
Management Fees	1.00%	0.70%	0.70%
+ Distribution and service (12b-1) fees	1.00%	1.00%	1.00%
+ Other expenses	0.69%	0.52%	0.47%
= Total annual operating expenses	2.69%	2.22%	2.17%
– Fee waiver or expense reimbursement	(0.29)%[6]	-	-
= Net annual operating expenses	2.40%	2.22%	2.17%

(footnotes on following page)

Class C Shares (as of twelve months ended January 31, 2005)

Shareholder Fees (fees paid directly from your investment)

	Small Company Fund Class C	Small Capitalization Value Fund Class C	Pro Forma Small Capitalization Value Bond Fund After Transaction Class C
Maximum sales charge (load) on purchases (as % of offering price)	None	None	None
Maximum contingent deferred sales charge (load) (as % of original purchase price)	1.00%[3]	1.00%[3]	1.00%[3]
Redemption Fee	None[2]	None[2]	None[2]

Annual Fund Operating Expenses
  (expenses that are deducted from Fund assets)

	Small Company Fund Class C Shares	Small Capitalization Value Fund Class C Shares	Pro Forma Combined Small Capitalization Value Fund Class C Shares
Management Fees	1.00%	0.70%	0.70%
+ Distribution and service (12b-1) fees	1.00%	1.00%	1.00%
+ Other expenses	0.69%	0.52%	0.47%
= Total annual operating expenses	2.69%	2.22%	2.17%
– Fee waiver or expense reimbursement	(0.29)%[6]	-	-
= Net annual operating expenses	2.40%	2.22%	2.17%

Class L Shares (as of twelve months ended January 31, 2005)

Shareholder Fees (fees paid directly from your investment)

	Small Company Fund Class L	Small Capitalization Value Fund Class L**	Pro Forma Small Capitalization Value Fund After Transaction Class L
Maximum sales charge (load) on purchases (as % of offering price)	5.75%	5.75%	5.75%
Maximum contingent deferred sales charge (load) (as % of original purchase price)	None[1]	None[1]	None[1]
Redemption Fee	None[2]	None[2]	None[2]

Annual Fund Operating Expenses
  (expenses that are deducted from Fund assets)

	Small Company Fund Class L Shares	Small Capitalization Value Fund Class L Shares*	Pro Forma Combined Small Capitalization Value Fund Class L Shares
Management Fees	1.00%	0.70%	0.70%
+ Distribution and service (12b-1) fees	0.50%	0.50%	0.50%
+ Other expenses	0.69%	0.52%	0.47%
= Total annual operating expenses	2.19%	1.72%	1.67%
– Fee waiver or expense reimbursement	(0.29)%[6]	-	-
= Net annual operating expenses	1.90%	1.72%	1.67%

(footnotes on following page)

Class M Shares (as of twelve months ended January 31, 2005)

Shareholder Fees (fees paid directly from your investment)

	Small Company Fund Class M	Small Capitalization Value Fund Class M**	Pro Forma Small Capitalization Value Fund After Transaction Class M
Maximum sales charge (load) on purchases (as % of offering price)	None	None	None
Maximum contingent deferred sales charge (load) (as % of original purchase price)	6.00%[3]	6.00%[3]	6.00%[3]
Redemption Fee	None[2]	None[2]	None[2]

Annual Fund Operating Expenses
  (expenses that are deducted from Fund assets)

	Small Company Fund Class M Shares	Small Capitalization Value Fund Class M Shares*	Pro Forma Combined Small Capitalization Value Fund Class M Shares
Management Fees	1.00%	0.70%	0.70%
+ Distribution and service (12b-1) fees	1.00%	1.00%	1.00%
+ Other expenses	0.69%	0.52%	0.47%
= Total annual operating expenses	2.69%	2.22%	2.17%
– Fee waiver or expense reimbursement	(0.29)%[6]	-	-
= Net annual operating expenses	2.40%	2.22%	2.17%

Class X Shares (as of twelve months ended January 31, 2005)

Shareholder Fees (fees paid directly from your investment)

	Small Company Fund Class X	Small Capitalization Value Fund Class X**	Pro Forma Small Capitalization Value Fund After Transaction Class X
Maximum sales charge (load) on purchases (as % of offering price)	None	None	None
Maximum contingent deferred sales charge (load) (as % of original purchase price)	6.00%[3]	6.00%[3]	6.00%[3]
Redemption Fee	None[2]	None[2]	None[2]

Annual Fund Operating Expenses
  (expenses that are deducted from Fund assets)

	Small Company Fund Class X Shares	Small Capitalization Value Fund Class X Shares	Pro Forma Combined Small Capitalization Value Fund Class X Shares
Management Fees	1.00%	0.70%	0.70%
+ Distribution and service (12b-1) fees	1.00%	1.00%	1.00%
+ Other expenses	0.69%	0.52%	0.47%
= Total annual operating expenses	2.69%	2.22%	2.17%
– Fee waiver or expense reimbursement	(0.29)%[6]	-	-
= Net annual operating expenses	2.40%	2.22%	2.17%

(footnotes on following page)

1   Your broker may charge you a separate or additional fee for purchases and sales of shares.

2  Under certain circumstances, purchases of Class A shares and Class L shares not subject to an initial sales charge (load) will be subject to a contingent deferred sales charge (load) ("CDSC") if redeemed within 12 months of the calendar month of purchase.

3  If you purchase Class B, M or X shares, you do not pay an initial sales charge but you may pay a CDSC if you redeem some of all of your shares before the end of the sixth (in the case of Class B shares), seventh (in the case of Class M and Class X shares) or eighth (in the case of New Class X shares) year after which you purchased such shares. The CDSC for Class B shares is 5%, 4%, 3%, 2%, 1% and 1% per redemptions of Class B shares occuring in years one through six respectively. Class B shares convert to Class A shares approximately seven years after purchase. The CDSC is 6%, 5%, 4%, 3%, 2%, 2% and 1% for redemptions of Class M and Class X shares occurring in years one through seven, respectively. The CDSC is 6%, 5%, 4%, 4%, 3%, 2%, 2% and 1% for redemptions of New Class X shares occurring in years one through eight, respectively. No CDSC is charged after these periods. The CDSC for Class C shares is 1% for shares redeemed within 12 months of purchase.

4  A $10 fee may be imposed for wire transfers of redemption proceeds.

5  Investors who purchase Class C shares through certain unaffiliated brokers may purchase Class C shares without paying the 1% initial sales charge.

6  The Investment Managers have agreed to reimburse and/or waive fees until at least March 1, 2006 so that operating expenses, exclusive of taxes, interest, brokerage commissions, distribution fees and extraordinary expenses do not exceed 1.40% for the Small Company Fund. The fee waiver and/or expense reimbursement shown includes the Distributors voluntary waiver of 0.05% of the Small Company Fund's distribution and service (12b-1) fees for Class A shares.

7  For the period ending November 30, 2005, the Distributor of the Small Capitalization Value Fund has voluntarily agreed to reduce its distribution and service (12b-1) fees for Class A shares to an annual rate of 0.25 of 1% of the average daily net assets of Class A shares. Should such fee waivers and expense reimbursements continue, the net annual operating expenses shown would have been lower.

*  Small Capitalization Value Fund does not currently offer Class L, Class M, Class X and New Class X shares. If the transaction is approved, Small Capitalization Value Fund will create Class L, Class M, Class X and New Class X share classes to accommodate shareholders of Class L, Class M, Class X and New Class X, respectively, of the Small Company Fund who will become shareholders of Small Capitalization Value Fund. The proposed Class L, M, X and New Class X shares will be available only for exchanges with the same class of shares in other existing funds in the mutual fund complex. These share classes will be closed to new or subsequent purchases.

Expense Examples (as of twelve months ended January 31, 2005)

The following tables illustrate the expenses on a hypothetical $10,000 investment in each Fund under the current and pro forma (combined fund) expenses calculated using gross expenses with no fee waivers or expense reimbursements, assuming a 5% annual return, and assuming that you sell your shares at the end of each period.

Full Redemption – Although your actual costs may be higher or lower, you would pay the following expenses based on the above assumptions, if you redeem your shares at the end of each period:

Class A Shares

	One Year	Three Year	Five Year	Ten Year
Small Company Fund	$741	$1,140	$1,564	$2,739
Small Capitalization Value Fund	$696	$1,004	$1,333	$2,263
Small Capitalization Value Fund (Pro forma projected after the Transaction)	$691	$989	$1,309	$2,211

Class B Shares

	One Year	Three Year	Five Year	Ten Year
Small Company Fund	$772	$1,135	$1,525	$2,775
Small Capitalization Value Fund	$725	$994	$1,290	$2,295
Small Capitalization Value Fund (Pro forma projected after the Transaction)	$720	$979	$1,264	$2,243

Class C Shares

	One Year	Three Year	Five Year	Ten Year
Small Company Fund	$372	$835	$1,425	$3,022
Small Capitalization Value Fund	$325	$694	$1,190	$2,554
Small Capitalization Value Fund (Pro forma projected after the Transaction)	$320	$679	$1,164	$2,503

Class L Shares

	One Year	Three Year	Five Year	Ten Year
Small Company Fund	$784	$1,221	$1,682	$2,954
Small Capitalization Value Fund	$740	$1,086	$1,455	$2,488
Small Capitalization Value Fund (Pro forma projected after the Transaction)	$735	$1,071	$1,430	$2,438

Class M Shares

	One Year	Three Year	Five Year	Ten Year
Small Company Fund	$872	$1,235	$1,625	$2,853
Small Capitalization Value Fund	$825	$1,094	$1,390	$2,378
Small Capitalization Value Fund (Pro forma projected after the Transaction)	$820	$1,079	$1,364	$2,326

Class X Shares

	One Year	Three Year	Five Year	Ten Year
Small Company Fund	$872	$1,235	$1,725	$3,022
Small Capitalization Value Fund	$825	$1,094	$1,490	$2,554
Small Capitalization Value Fund (Pro forma projected after the Transaction)	$820	$1,079	$1,464	$2,503

These examples assume that all dividends and other distributions are reinvested and that the percentage amounts listed under "Total annual operating expenses" remain the same in the years shown. These examples illustrate the effect of expenses, but are not meant to suggest actual or expected expenses, which may vary. The assumed return of 5% is not a prediction of, and does not represent, actual or expected performance of any Fund.

No Redemption – Although your actual costs may be higher or lower, you would pay the following expenses based on the above assumption, if you do not redeem your shares at the end of each period:

Class A Shares

	One Year	Three Years	Five Years	Ten Years
Small Company Fund	$741	$1,140	$1,564	$2,739
Small Capitalization Value Fund	$696	$1,004	$1,333	$2,263
Small Capitalization Value Fund (Pro forma projected after the Transaction)	$691	$989	$1,309	$2,211

Class B Shares

	One Year	Three Years	Five Years	Ten Years
Small Company Fund	$272	$835	$1,425	$2,775
Small Capitalization Value Fund	$225	$694	$1,190	$2,295
Small Capitalization Value Fund (Pro forma projected after the Transaction)	$220	$679	$1,164	$2,243

Class C Shares

	One Year	Three Years	Five Years	Ten Years
Small Company Fund	$272	$835	$1,425	$3,022
Small Capitalization Value Fund	$225	$694	$1,190	$2,554
Small Capitalization Value Fund (Pro forma projected after the Transaction)	$220	$679	$1,164	$2,503

Class L Shares

	One Year	Three Years	Five Years	Ten Years
Small Company Fund	$784	$1,221	$1,682	$2,954
Small Capitalization Value Fund	$740	$1,086	$1,455	$2,488
Small Capitalization Value Fund (Pro forma projected after the Transaction)	$735	$1,071	$1,430	$2,438

Class M Shares

	One Year	Three Years	Five Years	Ten Years
Small Company Fund	$272	$835	$1,425	$2,853
Small Capitalization Value Fund	$225	$694	$1,190	$2,378
Small Capitalization Value Fund (Pro forma projected after the Transaction)	$220	$679	$1,164	$2,326

Class X Shares

	One Year	Three Years	Five Years	Ten Years
Small Company Fund	$272	$835	$1,425	$3,022
Small Capitalization Value Fund	$225	$694	$1,190	$2,554
Small Capitalization Value Fund (Pro forma projected after the Transaction)	$220	$679	$1,164	$2,503

The above expense examples are based on gross expense ratios. Should the voluntary fee waivers and expense reimbursements that currently apply to each Fund continue, the expenses shown would be lower.

These examples assume that all dividends and other distributions are reinvested and that the percentage amounts listed under "Total annual operating expenses" remain the same in the years shown. These examples illustrate the effect of expenses, but are not meant to suggest actual or expected expenses, which may vary. The assumed return of 5% is not a prediction of, and does not represent, actual or expected performance of any Fund.

Performance

The bar charts show the performance of the Class L shares of Small Company Fund and Class A shares of Small Capitalization Value Fund for each full calendar year the Fund has been in operation. The first table below each bar chart shows each such Fund's best and worst quarters during the periods included in the bar chart. The second table shows the average annual total returns before taxes for each Class of each Fund for 2004 and since inception, as well as the average annual total returns after taxes on distributions and after taxes on distributions and redemptions for Class L shares of Small Company Fund and Class A shares of Small Capitalization Value Fund for 2004 and since inception.

This information may help provide an indication of each Fund's risks by showing changes in performance from year to year and by comparing each Fund's performance with that of a broad-based securities index. The average annual figures reflect sales charges; the other figures do not, and would be lower if they did. All figures assume reinvestment of dividends. Past performance does not necessarily indicate how a Fund will perform in the future.

Small Company Fund

BEST QUARTER: 19.42% (2nd quarter of 2003) WORST QUARTER: –19.57% (3rd quarter of 1998)

Average Annual Total Returns for the periods ended January 31, 2005

	1 YR	5 YRS	10 YRS OR SINCE INCEPTION*
Class L
Return Before Taxes	13.28%	14.40%	7.95%
Return After Taxes on Distributions	12.75%	13.90%	7.48%
Return After Taxes on Distributions and Sale of Fund Shares	9.32%	12.40%	6.70%
Class M
Return Before Taxes	12.73%	13.85%	7.42%
Class C
Return Before Taxes	12.75%	13.82%	7.40%
Class X
Return Before Taxes	12.73%	13.85%	7.42%
Index
Russell 2000 Index	8.67%	6.05%	6.94%
Lipper Small-Cap Core Funds Average	10.77%	9.81%	8.27%

*  Inception: July 28, 1997

After-tax returns are shown for Class L shares only. Returns are not shown for Class A shares or Class B shares, because these share classes have not been in existence for a full calendar year. The after-tax returns for other Classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. During periods of negative NAV performance, the after-tax returns assume the investor receives a write-off at the historical highest individual federal marginal income rate. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Small Capitalization Value Fund

BEST QUARTER: 20.14% (2nd quarter of 2003) WORST QUARTER: –15.65% (3rd quarter of 2002)

Average Annual Total Returns for the periods ended January 31, 2005

	1 YR	5 YRS/ SINCE INCEPTION*
Class A
Return Before Taxes	13.50%	17.26%
Return After Taxes on Distributions	12.81%	15.75%
Return After Taxes on Distributions and Sale of Fund Shares	9.28%	14.32%
Class B
Return Before Taxes	13.45%	16.06%
Class C
Return Before Taxes	17.45%	16.17%
Index
Russell 2000 Index	8.67%	8.80%
Russell 2000 Value Index	13.59%	6.26%
Lipper Small-Cap Core Funds Average	10.77%	11.81%

*  Inception date: November 1, 1999

The after-tax returns for other Classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. During periods of negative NAV performance, the after-tax returns assume the investor receives a write-off at the historical highest individual federal marginal income rate. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

REASONS FOR THE TRANSACTION

The Directors/Trustees, including all of the Directors/Trustees who are not "interested persons" of the SP Mutual Funds or Style Specific Funds, respectively, (the "Independent Directors") have unanimously determined that the Transaction would be in the best interests of the shareholders of Small Company Fund and Small Capitalization Value Fund, respectively, and that the interests of the shareholders of Small Company Fund and the Small Capitalization Value Fund would not be diluted as a result of the Transaction.

At a meeting held on September 1, 2004, the Investment Managers recommended the Transaction to the Boards. The Investment Managers advised the Board that, as of July 31, 2004, the Small Company Fund had attracted net assets of approximately $221 million, while the Small Capitalization Value Fund had assets of approximately $60 million at that date. Although the reorganization would merge a larger fund (Small Company Fund) into a smaller fund (Small Capitalization Value Fund), the Board considered that the Transaction is anticipated to result in what are expected to be overall lower gross expenses and will provide a larger asset base over which fixed expenses can be spread, resulting in anticipated lower expenses, thus putting Small Capitalization Value Fund in a position to be better able to attract investors and build and investment portfolio than can effectively pursue its objective at a reasonable cost to shareholders. The Board considered the Investment Managers' advice that if the merger is approved, shareholders of the Small Company Fund, regardless of the class of shares they own, should realize an immediate reduction in both the net annual operating expenses and gross annual operating expenses (that is, without any waivers or reimbursements) paid on their investment, although there can be no assurance that operational savings will be realized.

The reasons for the Transaction include lowering expenses, creating a larger asset base, and allowing shareholders to participate in the stronger performance of the surviving Fund. In recommending the Transaction, the Investment Managers advised the Board that the Funds have similar investment objectives, and similar policies and investment portfolios. Moreover, the Investment Managers reported that the Funds have similar investment styles and that shareholders of the Small Company Fund would benefit because the management fee paid by shareholders of the Small Capitalization Value Fund is significantly lower than the management fee paid by shareholders of the Small Company Fund.

The Board, including a majority of the Independent Directors, after considering the matter, unanimously concluded that no dilution of value would result to the shareholders of the Small Company Fund or the Small Capitalization Value Fund from the Transaction and that, for the following reasons, the Transaction is in the best interests of the shareholders of the Funds:

•  The Funds have similar investment objectives, policies and restrictions;

•  Shareholders of Small Company Fund would realize a reduction in net and gross annual operating expenses as a result of the proposed Transaction; and

•  Shareholders of each Fund would benefit from the long-term economies of scale resulting from the Transaction.

The Investment Managers also expressed their belief that a merger of the Small Company Fund into the Small Capitalization Value Fund should facilitate marketing efforts for the Small Capitalization Value Fund and, in doing so, potentially would enhance asset growth for the benefit of shareholders of both Funds.

The Board was advised that the expenses associated with the solicitation of proxies would be borne by the Funds and that, in the opinion of counsel, the exchange of shares pursuant to the Transaction will not result in taxable gain or loss of U.S. federal income tax purposes for its Small Company Fund shareholders. The Board also considered the fact that the Funds have similar policies with respect to purchases, redemptions, exchanges and distributions.

Consequently, the Board approved the Plan and recommended that shareholders of the Small Company Fund vote to approve the Transaction.

For the reasons discussed above, the Board of Directors unanimously recommends that you vote FOR the Plan.

If shareholders of the Small Company Fund do not approve the Plan, the Board will consider other possible courses of action for the Small Company Fund, including, among others, consolidation of the Small Company Fund with one or more affiliated or unaffiliated funds other than the Small Capitalization Value Fund.

INFORMATION ABOUT THE TRANSACTION

This is only a summary of the Plan. You should read the actual Plan attached as Exhibit A.

Closing of the Transaction

If shareholders of the Small Company Fund approve the Plan, the Transaction will take place after various conditions are satisfied by the SP Mutual Funds on behalf of the Small Company Fund and by the Style Specific Funds on behalf of the Small Capitalization Value Fund, including the preparation of certain documents. The SP Mutual Funds and Style Specific Funds will mutually determine a specific date for the actual Transaction to take place. This is called the "closing date." If the shareholders of the Small Company Fund do not approve the Plan, the Transaction will not take place and the Board will consider alternative courses of actions, as described above.

If the shareholders of the Small Company Fund approve the Plan, the Small Company Fund will deliver to the Small Capitalization Value Fund substantially all of its assets on the closing date. As a result, shareholders of the Small Company Fund will beneficially own shares of the Small Capitalization Value Fund that, as of the date of the exchange, have a value equal to the dollar value of the assets delivered to the Small Capitalization Value Fund, less the value of liabilities assumed by Small Capitalization Value Fund. The stock transfer books of the Small Company Fund will be permanently closed on the closing date. Requests to transfer or redeem assets allocated to the Small Company Fund may be submitted at any time before the close of the NYSE on the closing date and requests that are received in proper form prior to that time will be effected prior to the closing.

To the extent permitted by law, the SP Mutual Funds may amend or waive provisions of the Plan without further shareholder approval. It may also agree to terminate and abandon the Transaction at any time before or, to the extent permitted by law, after the approval by shareholders of the Small Company Fund.

Expenses of the Transaction

Although the expenses resulting from the Transaction, including the proxy solicitation costs, will be paid pro rata by the Small Company Fund and the Small Capitalization Value Fund, due to the current fee waivers and expense caps for the Funds, in effect the Investment Managers will be paying such costs through expense reimbursements. The estimated solicitation costs associated with the Transaction are approximately $40,000. The portfolio securities of the Small Company Fund will be transferred in-kind to the Small Capitalization Value Fund. Accordingly, the Transaction will entail little or no expenses in connection with portfolio restructuring.

Tax Consequences of the Transaction

The Transaction is intended to qualify for U.S. federal income tax purposes as a tax-free reorganization under the Code. It is a condition to each Fund's obligation to complete the Transaction that the Funds will have received an opinion from Shearman & Sterling LLP, based upon representations made by each Fund, and upon certain assumptions, substantially to the effect that:

1.  The acquisition by the Small Capitalization Value Fund of the assets of the Small Company Fund in exchange solely for voting shares of the Small Capitalization Value Fund and the assumption by the Small Capitalization Value Fund of the liabilities, if any, of the Small Company Fund, followed by the distribution of the Small Capitalization Value Fund shares received by the Small Company Fund pro rata to its shareholders, will constitute a "reorganization" within the meaning of Section 368(a)(1) of the

Code, and the Small Capitalization Value Fund and the Small Company Fund each will be "a party to a reorganization" within the meaning of Section 368(b) of the Code;

2.  The shareholders of the Small Company Fund will not recognize a gain or loss upon the exchange of all of their shares of the Small Company Fund solely for shares of the Small Capitalization Value Fund, as described in this Proxy Statement and the Plan;

3.  No gain or loss will be recognized by the Small Company Fund upon the transfer of its assets to the Small Capitalization Value Fund in exchange solely for voting shares of the Small Capitalization Value Fund and the assumption by the Small Capitalization Value Fund of the liabilities, if any, of the Small Company Fund;

  In addition, no gain or loss will be recognized by the Small Company Fund on the distribution of such shares to the shareholders of the Small Company Fund in liquidation of the Small Company Fund;

4.  No gain or loss will be recognized by the Small Capitalization Value Fund upon the acquisition of the assets of the Small Company Fund in exchange solely for voting shares of the Small Capitalization Value Fund and the assumption of the liabilities, if any, of the Small Company Fund;

5.  The Small Capitalization Value Fund's tax basis for the assets acquired from the Small Company Fund will be the same as the tax basis of these assets when held by the Small Company Fund immediately before the transfer, and the holding period of such assets acquired by the Small Capitalization Value Fund will include the holding period of such assets when held by the Small Company Fund;

6.  The Small Company Fund's shareholders' tax basis for the shares of the Small Capitalization Value Fund received by them pursuant to the reorganization will be the same as their tax basis in the Small Company Fund's shares exchanged therefor; and

7.  The holding period of the Small Capitalization Value Fund shares received by the shareholders of the Small Company Fund will include the holding period of their Small Company Fund shares exchanged therefor, provided such Small Company Fund shares were held as capital assets on the date of the exchange.

An opinion of counsel is not binding on the Internal Revenue Service or any court. If the transaction is consummated but fails to qualify as a "reorganization" within the meaning of Section 368 of the Code, the transaction would be treated as a taxable sale of assets by the Small Company Fund to Small Capitalization Value Fund followed by a taxable liquidation of Small Company Fund, and the shareholders of Small Company Fund would recognize a taxable gain or tax loss equal to the difference between their adjusted tax basis in the shares of Small Company Fund and the fair market value of the shares of the Small Capitalization Value Fund received in exchange therefor.

Small Company Fund does not have any capital loss carryforwards, and, therefore, their use would not be limited as a result of the Transaction.

Shareholders of the Small Company Fund should consult their tax advisers regarding the tax consequences to them of the Transaction in light of their individual circumstances. In addition, because the foregoing discussion relates only to the U.S. federal income tax consequences of the Transaction, shareholders also should consult their tax advisers as to state, local and foreign tax consequences to them, if any, of the Transaction.

Characteristics of the Small Capitalization Value Fund Shares

Style Specific Funds, of which Small Capitalization Value Fund is a series, was formed in Delaware on July 8, 1999. It is registered with the Commission as an open-end management investment company. Style Specific Funds is authorized to issue an unlimited number of shares of beneficial interest, $.001 par value per share, divided into six series and three classes, designated Class A, Class B and Class C shares. Small Capitalization Value Fund does not currently offer Class L, Class M, Class X or New Class X shares. If the transaction is approved, Small Capitalization Value Fund will create Class L, Class M, Class X and New Class X share classes to accommodate shareholders of Class L, Class M, Class X and New Class X, respectively, of the Small Company Fund who will become shareholders of Small Capitalization Value Fund. The proposed shares will be available only for exchanges with the same class of shares in other existing funds in the mutual fund complex. These share classes will be closed to new or subsequent purchases.

In general, the rights of Small Capitalization Value Fund shares to be issued as part of the Transaction will be identical in all respects to outstanding Small Company Fund shares of the same class. However, if you hold Class B, Class M, Class X or New Class X shares of Small Company Fund, the shares of Small Capitalization Value Fund which you receive as part of the Transaction will have different conversion rights than the shares you hold today. Please take these matters into consideration when casting your vote.

Class B Shares. If you hold Class B Shares of Small Company Fund, your shares automatically convert into Class A shares of Small Company Fund approximately seven years after purchase. However, the Class B Shares of Small Capitalization Value Fund issued in connection with the Transaction would automatically convert into Class A shares of Small Capitalization Value Fund approximately six years the purchase of your Small Company Fund Class B shares.

Class M Shares. If you hold Class M Shares of Small Company Fund, your shares automatically convert into Class L shares of Small Company Fund approximately 8 years after purchase. In contrast, the Class M Shares of Small Capitalization Value Fund which will be issued to you if the Transaction is consummated will automatically convert into Class A shares of Small Capitalization Value Fund approximately 8 years after you purchased your Class M Small Company Fund shares.

Class X Shares. If you hold Class X shares of Small Company Fund issued prior to August 17, 1998, your shares (which are formally designated as "Class X" shares) automatically convert into Class L shares of Small Company Fund approximately eight years after purchase. However, the Class X shares of Small Capitalization Value Fund which you will receive if the Transaction is consummated will automatically convert into Class A shares of Small Capitalization Value Fund approximately 8 years after you purchased your Class X Small Company Fund shares.

New Class X Shares. All shares of Class X of Small Company Fund issued on or after August 17, 1998 are formally designated as "New Class X" shares, and automatically convert into Class L shares of Small Company Fund approximately 10 years after purchase. However, the New Class X shares of Small Capitalization Value Fund which you will receive if the Transaction is consummated will convert into Class A shares of Small Capitalization Value Fund approximately 10 years after you purchased your New Class X Small Company Fund shares.

Except for the conversion features discussed above, each class of shares represents an interest in the same assets of Small Capitalization Value Fund and is identical in all respects except that:

•  each class is subject to different sales charges and distribution and/or service (12b-1);

•  each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its arrangement and has separate voting rights on any matter submitted to shareholders in which the interests of that class differ from the interests of any other class;

•  each class has a different exchange privilege; and

Shares of Small Capitalization Value Fund, when issued, are fully paid, nonassessable, fully transferable and redeemable at the option of the holder. Except for the conversion features discussed above, there are no conversion, preemptive or other subscription rights. The voting and dividend rights, the right of redemption and the privilege of exchange are described in Small Capitalization Value Fund's Prospectus.

Style Specific Funds, of which Small Capitalization Value Fund is a series, does not intend to hold annual meetings of shareholders. There will normally be no meetings of shareholders for the purpose of electing Trustees unless less than a majority of the Trustees holding office have been elected by shareholders, and the Investment Company Act requires a meeting of shareholders, at which time the Trustees then in office will call a shareholder meeting for the election of Trustees. Shareholders of record of two-thirds of the outstanding shares of Style Specific Funds may remove a Trustee by votes cast in person or by proxy at a meeting called for that purpose. The Trustees are required to call a meeting of shareholders for the purpose of voting upon the question of removal of any Trustee, when requested in writing to do so by the shareholders of record holding at least ten percent (10%) of the outstanding shares entitled to vote.

Except as described above, shares of the Small Capitalization Value Fund distributed to shareholders of the Small Company Fund will have the same legal characteristics as the shares of the Small Company Fund with respect to such matters as voting rights, assessibility, conversion rights, and transferability.

Capitalizations of the Funds and Capitalization after the Transaction

The following table sets forth, as of January 31, 2005, the capitalization of shares of the Small Company Fund, and the Small Capitalization Value Fund. The table also shows the unaudited pro forma projected capitalization of the Small Capitalization Value Fund shares as adjusted to give effect to the proposed Transaction.

Class A

	Small Company Fund	Small Capitalization Value Fund	Adjustments*	Small Cap. Value Fund Pro Forma Projected after Transaction
				(unaudited)
Net assets	$8,720,406	$32,238,399	-	$40,958,805
Total shares outstanding	549,165	1,821,043	(56,577)	2,313,631
Net asset value per share	$15.88	$17.70	-	$17.70

Class B

	Small Company Fund	Small Capitalization Value Fund	Adjustments*	Small Cap. Value Fund Pro Forma Projected after Transaction
				(unaudited)
Net assets	$1,008,555	$24,893,614	-	$25,902,169
Total shares outstanding	65,997	1,471,483	(6,380)	1,531,100
Net asset value per share	$15.28	$16.92	-	$16.92

Class C

	Small Company Fund	Small Capitalization Value Fund	Adjustments*	Small Cap. Value Fund Pro Forma Projected after Transaction
				(unaudited)
Net assets	$39,730,246	$24,820,632	-	$64,550,878
Total shares outstanding	2,604,737	1,467,310	(256,022)	3,816,025
Net asset value per share	$15.25	$16.92	-	$16.92

Class L**

	Small Company Fund	Small Capitalization Value Fund	Adjustments*	Small Cap. Value Fund Pro Forma Projected after Transaction
				(unaudited)
Net assets	$38,880,845	-	-	$38,880,845
Total shares outstanding	2,460,083	-	(263,425)	2,196,658
Net asset value per share	$15.80	-	-	$17.70

(footnotes on following page)

Class M**

	Small Company Fund	Small Capitalization Value Fund	Adjustments*	Small Cap. Value Fund Pro Forma Projected after Transaction
				(unaudited)
Net assets	$90,766,072	-	-	$90,766,072
Total shares outstanding	5,944,692	-	(578,915)	5,365,777
Net asset value per share	$15.27	-	-	$16.92

Class X**

	Small Company Fund	Small Capitalization Value Fund	Adjustments*	Small Cap. Value Fund Pro Forma Projected after Transaction
				(unaudited)
Net assets	$27,773,916	-	-	$27,773,916
Total shares outstanding	1,818,469	-	(176,571)	1,641,898
Net asset value per share	$15.27	-	-		$16.92

  *  Reflects the change in shares and par value of Small Company Fund upon conversion into Small Capitalization Value Fund.

**  Small Capitalization Value Fund does not currently offer Class L, Class M, Class X or New Class X shares. If the Transaction is approved, the Small Capitalization Value Fund will offer such share classes to accomodate shareholders of such classes of the Small Company Fund.

VOTING INFORMATION

Required Vote

Shareholders of record of the Small Company Fund on the Record Date will be entitled to vote at the Meeting. On the Record Date, there were 12,441,966 shares of the Small Company Fund issued and outstanding.

The presence in person or by proxy of the holders of a majority of the outstanding shares of the Small Company Fund entitled to be voted at the Meeting is required to constitute a quorum of the Small Company Fund at the Meeting. Shares beneficially held by shareholders present in person or represented by proxy at the Meeting will be counted for the purpose of calculating the votes cast on the issues before the Meeting. If a quorum is present, the affirmative vote of the holders of a majority of the total number of shares of capital stock of the Small Company Fund outstanding and entitled to vote thereon is necessary to approve the Plan, which, for purposes of this vote, under the Investment Company Act of 1940, means that approval of the Plan requires the vote of the lesser of (i) 67% or more of the voting shares of Small Company Fund represented at a meeting at which more than 50% of the outstanding voting shares of Small Company Fund are present in person or represented by proxy; or (ii) more the 50% of the outstanding voting shares of Small Company Fund. Each shareholder will be entitled to one vote for each full share, and a fractional vote for each fractional share of the Small Company Fund held at the close of business on the Record Date.

Under existing NYSE rules, it is not expected that brokers, banks and other nominees will be entitled to vote the Small Company Fund shares with respect to the Plan unless the beneficial owner gives specific instructions for such vote to the broker or other nominee. When a broker is unable to cast a vote on a matter without specific instructions, and no specific instructions are given, the result is referred to as a "broker non-vote." The Company will forward proxy materials to record owners for any beneficial owners that such record owners may represent.

Abstentions and broker non-votes will count towards determining the presence of a quorum at the Meeting. However, since approval of the Plan requires the affirmative vote of the holders of a majority of the total number of shares of Small Company Fund outstanding on the Record Date, each broker non-vote and abstention would have the effect of a vote against the Plan or against adjournment.

Shareholders having more than one account in the Small Company Fund generally will receive a single proxy statement and a separate proxy card for each account, including separate proxy cards. It is important to mark, sign, date and return all proxy cards received.

In the event that sufficient votes to approve the Plan are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. The persons named as proxies will vote those proxies that they are entitled to vote FOR or AGAINST any such adjournment in their discretion. Shares represented by broker non-votes or abstentions will not be voted for or against an adjournment. Because an adjournment requires an affirmative vote of a majority of the shares present at the Meeting, each broker non-vote and abstention would have the effect of a vote against adjournment.

How to Vote

You can vote your shares in any one of four ways:

•  By mail, with the enclosed proxy card.

•  In person at the Meeting.

•  By phone

•  Over the Internet

If you simply sign and date the proxy but give no voting instructions, your shares will be voted in favor of the Plan and in accordance with the views of management upon any unexpected matters that come before the Meeting or adjournment of the Meeting.

Solicitation of Voting Instructions

Voting instructions will be solicited principally by mailing this Prospectus/Proxy Statement and its enclosures, but instructions also may be solicited by telephone, facsimile, through electronic means such as email, or in person by officers or representatives of the SP Mutual Funds. In addition, the SP Mutual Funds has engaged Computershare Fund Services, a professional proxy solicitation firm, to assist in the solicitation of proxies. As the Meeting date approaches, you may receive a phone call from a representative of Computershare Fund Services if the SP Mutual Funds has not yet received your vote. Computershare Fund Services may ask you for authority, by telephone, to permit Computershare Fund Services to execute your voting instructions on your behalf.

PRINCIPAL HOLDERS OF SHARES

The table below sets forth, as of the Record Date, each shareholder that owns of record more than 5% of any class of each Fund.

Fund	Beneficial Owner Name*	Address	Class	Number of Shares/ Percent of Class
Small Company Fund	MCB Trust Services Trustee Galen Medical Group Retirement	700 17th Street Suite 300 Denver, CO 80202	A	54,654/8.6%

	Lin (K) and Simple IRA PMFS Transfer Agent For The Funds	Gateway Center Three 100 Mulberry Street Newark, NJ 07102	A	253,309/40%

	Lin (K) and Simple IRA PMFS Transfer Agent For The Funds	Gateway Center Three 100 Mulberry Street Newark, NJ 07102	C	288,246/12%

	Lin (K) and Simple IRA PMFS Transfer Agent For The Funds	Gateway Center Three 100 Mulberry Street Newark, NJ 07102	L	240,823/11.2%

	Lin (K) and Simple IRA PMFS Transfer Agent For The Funds	Gateway Center Three 100 Mulberry Street Newark, NJ 07102	X	192,782/11.6%

(continued on next page)

Fund	Beneficial Owner Name*	Address	Class	Number of Shares/ Percent of Class
Small Capitalization Value Fund	PIMS/Prudential Retirement As Nominee For The TTEE / Cust plan Hill International Inc. 401(K)	303 Lippincott Centre Marlton, NJ 08053	A	112,124/5.2%

	Merrill Lynch, Pierce, Fenner & For The Sole Benefit Of Its Customers	4800 Deer Lake Drive East Jacksonville, FL 32246	A	186,857/8.7%

	Merrill Lynch, Pierce, Fenner & For The Sole Benefit Of Its Customers	4800 Deer Lake Drive East Jacksonville, FL 32246	C	269,646/15.6%

*  As defined by the SEC, a security is beneficially owned by a person if that person has or shares voting power or investment power with respect to the security.

As of the Record Date, Wachovia Securities was the record holder for the beneficial owners of 3,608 Class A shares of the Small Company Fund and 504,486 shares of the Small Capitalization Fund (approximately 0.6% and 23.5%, respectively, of outstanding shares of such class); 2,364 Class B shares of the Small Company Fund and 947,053 shares of the Small Capitalization Fund (approximately 2.4% and 62.3%, respectively, of outstanding shares of such class); 42,686 Class C shares of the Small Company Fund and 967,963 shares of the Small Capitalization Fund (approximately 1.8% and 56%, respectively, of outstanding shares of such class); 30,082 Class L shares of the Small Company Fund (approximately 1.4% of outstanding shares of such class); 267,966 Class M shares of the Small Company Fund (approximately 4.8% of outstanding shares of such class); and 30,236 Class X shares of the Small Company Fund (approximately 1.8% of outstanding shares of such class). In the event of any meetings of shareholders, Wachovia Securities will forward, or cause the forwarding of, proxy material to the beneficial owners for which it is the record holder.

As of the Record Date, the officers and Directors of the Small Company Fund as a group, beneficially owned, in the aggregate, less than 1% of the outstanding voting shares of either of the Small Company Fund.

ADDITIONAL INFORMATION ABOUT STYLE SPECIFIC FUNDS AND THE FUNDS

The Small Company Fund is a series of the SP Mutual Funds, which is an open-end management investment company registered with the SEC under the Investment Company Act. Detailed information about the Small Capitalization Value Fund is contained in the Prospectus, which is enclosed hereto and incorporated by reference to this Proxy Statement. Additional information about the Small Capitalization Value Fund is included in the Fund's SAI, dated November 22, 2004, which has been filed with the SEC and is incorporated into the SAI relating to this Proxy Statement.

A copy of the Style Specific Funds' Annual Report to Shareholders for the fiscal year ended July 31, 2004 and the Style Specific Fund's Semi-Annual Report to Shareholders for the period ended January 31, 2005, are each incorporated by reference into this Proxy Statement. You may request a free copy of the Style Specific Funds Annual Report to Shareholders for the fiscal year ended July 31, 2004 and/or Semi-Annual Report to Shareholders for the period ended January 31, 2005, by calling 1-800-225-1852 or by writing to Style Specific Funds at 100 Mulberry Street, Gateway Center Three, Newark, New Jersey 07102.

The SP Mutual Funds, on behalf of the Small Company Fund, and the Style Specific Funds, on behalf of Small Capitalization Value Fund, file proxy materials, reports and other information with the SEC in accordance with the informational requirements of the Securities Exchange Act of 1934 and the Investment Company Act. These

materials can be inspected and copied at: the SEC's Public Reference Room at 450 Fifth Street NW, Washington, DC 20549. Also, copies of such material can be obtained from the SEC's Public Reference Section, Washington, DC 20549-6009, upon payment of prescribed fees, or from the SEC's Internet address at http://www.sec.gov.

MISCELLANEOUS

Legal Matters

Certain matters of Delaware law relating to the validity of shares of the Small Capitalization Value Fund to be issued pursuant to the Plan will be passed upon by Morris, Nichols, Arsht & Tunnell, special Delaware counsel to Style Specific Funds.

Independent Registered Public Accounting Firm

The audited financial statements of the Small Company Fund, incorporated by reference into the Statement of Additional Information, have been audited by KMPG LLP, an independent registered public accounting firm, whose report thereon is included in the Annual Report to Shareholders for the fiscal year ending October 31, 2004. These financial statements have been so incorporated by reference in reliance on the report of KMPG LLP.

The audited financial statements of Small Capitalization Value Fund, incorporated by reference into the Statement of Additional Information, have been audited by KPMG LLP, an independent registered public accounting firm, whose report thereon is included in the Annual Report to Shareholders for the fiscal year ending July 31, 2004. These financial statements have been so incorporated by reference in reliance on the report of KPMG LLP.

Notice to Banks, Broker-Dealers and Voting Trustees and Their Nominees

Please advise Small Company Fund, care of Prudential Investment Management Services LLC, Gateway Center Three, 100 Mulberry Street, 14th Floor, Newark, New Jersey 07102, whether other persons are beneficial owners of shares for which proxies are being solicited and, if so, the number of copies of this Proxy Statement you wish to receive in order to supply copies to the beneficial owners of the shares.

SHAREHOLDER PROPOSALS

SP Mutual Funds is not required to hold and will not ordinarily hold annual shareholders' meetings in any year in which the election of directors is not required to be acted upon under the 1940 Act. The Board of Directors may call special meetings of the shareholders for action by shareholder vote as required by the Investment Company Act or SP Mutual Funds' governing documents. Pursuant to rules adopted by the SEC, a shareholder may include in proxy statements relating to annual and other meetings of the shareholders of SP Mutual Funds certain proposals for shareholder action which he or she intends to introduce at such special meetings; provided, among other things, that such proposal is received by SP Mutual Funds a reasonable time before a solicitation of proxies is made for such meeting. Timely submission of a proposal does not necessarily mean that the proposal will be included. The Board of Directors intends to bring before the Meeting the matter set forth in the foregoing Notice. The Directors do not expect any other business to be brought before the Meeting. If, however, any other matters are properly presented to the Meeting for action, it is intended that the persons named in the enclosed proxy will vote in accordance with their judgment. A shareholder executing and returning a proxy may revoke it at any time prior to its exercise by written notice of such revocation to the Secretary of the SP Mutual Funds, by execution of a subsequent proxy, or by voting in person at the Meeting.

EXHIBITS TO PROSPECTUS/PROXY STATEMENT

Exhibit
A	Form of Plan of Reorganization by Strategic Partners Mutual Funds, Inc. on behalf of the Strategic Partners Small Company Fund and by Strategic Partners Style Specific Funds on behalf of the Strategic Partners Small Capitalization Value Fund (attached)

B	Prospectus for the Strategic Partners Small Capitalization Value Fund of Strategic Partners Style Specific Funds, dated November 22, 2004 (enclosed)

C	Strategic Partners Style Specific Funds' Annual Report to Shareholders for fiscal year ended July 31, 2004 (enclosed)

D	Strategic Partners Style Specific Funds' Semi-Annual Report to Shareholders dated January 31, 2005 (enclosed)

Exhibit A

FORM OF PLAN OF REORGANIZATION

THIS PLAN OF REORGANIZATION (the "Plan") is made as of this   th day of August, 2005, by and between Strategic Partners Mutual Funds, Inc. ("SPMF"), a corporation organized under the laws of the State of Maryland with its principal place of business at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102, on behalf of the Strategic Partners Small Company Fund, a series of SPMF (the "Acquired Fund") and Strategic Partners Style Specific Funds ("SPSS"), a statutory trust organized under the laws of the State of Delaware with its principal place of business at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102, on behalf of the Strategic Partners Small Capitalization Value Fund, a series of SPSS (the "Acquiring Fund"). Together, the Acquiring Fund and the Acquired Fund are referred to as the "Funds," and SPMF and SPSS are referred to as the "Companies."

The Plan has been structured with the intention that the transaction contemplated thereby qualify for federal income tax purposes as a tax-free reorganization under Section 368(a) of the Internal Revenue Code of 1986, as amended (the Code).

The reorganization (hereinafter referred to as the "Reorganization") will consist of (i) the acquisition by the Acquiring Fund of all of the property, assets and goodwill of the Acquired Fund and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund, if any, in exchange solely for full and fractional shares of beneficial interest, par value $0.001 each, of the Acquiring Fund (the "Acquiring Fund Shares"); (ii) the distribution after the Closing Date (as provided in Section 3), of Acquiring Fund Shares to the shareholders of the Acquired Fund according to their respective interests in complete liquidation of the Acquired Fund; and (iii) the dissolution of the Acquired Fund as soon as practicable after the Closing (as defined in Section 3), all upon and subject to the terms and conditions of this Plan hereinafter set forth.

In order to consummate the Plan, the following actions shall be taken by SPMF and SPSS on behalf of the Acquired Fund and the Acquiring Fund, respectively:

1.  Sale and Transfer of Assets of the Acquired Fund in Exchange for Shares of the Acquiring Fund and Assumption of Liabilities, if any, and Liquidation and Dissolution of Acquired Fund.

(a)  Subject to the terms and conditions of this Plan, SPMF on behalf of the Acquired Fund shall convey, transfer and deliver to the Acquiring Fund at the Closing all of the Acquired Fund's then existing assets, and to assume substantially all of the liabilities of the Acquired Fund, except for cash, bank deposits, or cash equivalent securities in an amount necessary to pay its pro rata costs and expenses in carrying out this Plan (including, but not limited to, fees of counsel and accountants, and expenses of its liquidation and dissolution comtemplated hereunder). The Acquired Fund shall also retain any and all rights that it may have over and against any person that may have accrued up to and including the close of business on the Closing Date (as defined in Section 3).

(b)  Subject to the terms and conditions of this Plan, SPSS on behalf of the Acquiring Fund shall at the Closing deliver to the Acquired Fund the number of shares of a Class of the Acquiring Fund determined by dividing the net asset value allocable to a share of such Class of the Acquired Fund by the net asset value allocable to a share of the corresponding Class of the Acquiring Fund, and multiplying the result thereof by the number of outstanding shares of the applicable Class of the Acquired Fund, as of the close of regular trading on the New York Stock Exchange (the "NYSE") on the Closing Date, all such values to be determined in the manner and as of the time set forth in Section 2 hereof; and assume all of the Acquired Fund's liabilities, if any, as set forth in this Section 1(b). Except as otherwise provided herein, Acquiring Fund will assume from the Acquired Fund all debts, liabilities, obligations and duties of the Acquired Fund of whatever kind or nature, whether absolute, accrued, contingent or otherwise, whether or not determinable as of the Closing Date and whether or not specifically referred to in this Plan; provided, however, that SPMF agrees to utilize its best efforts to cause the Acquired Fund to discharge all of the known debts, liabilities, obligations and duties of the Acquired Fund prior to the Closing Date.

(c)  As soon after the Closing Date as is conveniently practicable, but in any event within 30 days of the Closing Date, the Acquired Fund shall distribute pro rata to its shareholders of record, determined as of the close of business on the Closing Date, the Acquiring Fund Shares received by the Acquired Fund pursuant to this Section with each Acquired Fund stockholder receiving shares of the same Class or Classes of the Acquiring Fund as such stockholder holds of the Acquired Fund, and then shall terminate and dissolve in accordance with applicable law. Such liquidation and distribution shall be accomplished by the establishment of accounts on the share records of SPSS relating to the Acquiring Fund and noting in such accounts the names of the former Acquired Fund's shareholders, the type and amounts of Acquiring Fund Shares that former Acquired Fund shareholders are due based on their respective holdings of the Acquired Fund as of the close of business on the Closing Date. Fractional Acquiring Fund Shares shall be carried to the second decimal place. The Acquiring Fund shall not issue certificates representing the Acquiring Fund shares in connection with such exchange. All issued and outstanding shares of the Acquired Fund will simultaneously be cancelled on the books of the Acquired Fund.

(d)  Ownership of Acquiring Fund Shares will be shown on the books of Acquiring Fund's transfer agent. Acquiring Fund Shares will be issued in the manner described in Acquiring Fund's then-current prospectus and statement of additional information.

(e)  Any transfer taxes payable upon issuance of Acquiring Fund Shares in exchange for shares of the Acquired Fund in a name other than that of the registered holder of the shares being exchanged on the books of the Acquired Fund as of that time shall be paid by the person to whom such shares are to be issued as a condition to the registration of such transfer.

2.  Valuation.

(a)  The value of the Acquired Fund's net assets and liabilities to be transferred to the Acquiring Fund hereunder shall be the net asset value computed as of the close of regular trading on the NYSE on the Closing Date (such time and date being hereinafter called the "Valuation Time") using the valuation procedures set forth in SPMF's Charter and currently effective prospectus and statement of additional information.

(b)  The net asset value of shares of the Acquiring Fund shall be determined to the second decimal point as of the Valuation Time using the valuation procedures set forth in SPMF's Charter and currently effective prospectus and statement of additional information.

(c)  The net asset value of a share of the Acquired Fund shall be determined to the second decimal point as of the Valuation Time using the valuation procedures set forth in SPMS' Charter and currently effective prospectus and statement of additional information.

3.  Closing and Closing Date.

(a)  The consummation of the transactions contemplated hereby shall take place at the Closing (the "Closing"). The date of the Closing (the "Closing Date") shall be August 15, 2005, or such earlier or later date as determined by the parties hereto. The Closing shall take place at the principal office of SPSS or at such other place as the parties may agree at 5:00 PM Eastern time on the Closing Date. SPMF on behalf of the Acquired Fund shall have provided for delivery, as of the Closing (or as soon thereafter as reasonably practicable), of the Acquired Fund's Net Assets to be transferred to the account of the Acquiring Fund at the Acquiring Fund's Custodian, Prudential Mutual Fund Services Inc. Also, SPMF on behalf of the Acquired Fund shall produce at the Closing (or as soon as possible thereafter) a list of names and addresses of the shareholders of record of the Acquired Fund Shares and the number of full and fractional shares owned by each such shareholder, all as of the Valuation Time, certified by its transfer agent or by its President or Vice-President to the best of its or his or her knowledge and belief. SPSS on behalf of the Acquiring Fund shall issue and deliver to SPMF at the Closing a confirmation evidencing the Acquiring Fund Shares to be credited to the Acquired Fund's account on the Closing Date to the Secretary of SPMF, or shall provide evidence satisfactory to the Acquired Fund that the Acquiring Fund Shares have been registered in an account on the books of the Acquiring Fund in such manner as SPMF on behalf of the Acquired Fund may request. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, receipts and other documents as such other party or its counsel may reasonably request to effect the transactions contemplated by this Plan.

(b)  In the event that immediately prior to the Valuation Time (a) the NYSE or other primary exchange is closed to trading or trading thereon is restricted or (b) trading or the reporting of trading on the NYSE or other primary exchange or elsewhere is disrupted so that accurate appraisal of the value of the Net Assets of the Acquired Fund and of the net asset value per share of the Acquiring Fund is impracticable, the Closing Date shall be postponed until the first business day after the date when such trading shall have been fully resumed and such reporting shall have been restored.

4.  Representations and Warranties by SPMF on behalf of the Acquired Fund.

SPMF makes the following representations and warranties:

(a)  The Acquired Fund is a series of SPMF, a corporation duly organized under the laws of the State of Maryland and validly existing under the laws of that jurisdiction and in good standing with the Maryland State Department of Assessments and Taxation (the "SDAT"). SPMF is duly registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, management investment company and all of the Acquired Fund Shares sold were sold pursuant to an effective registration statement filed under the Securities Act of 1933 (the "1933 Act").

(b)  The financial statements appearing in the SPMF Annual Report to Shareholders for the fiscal year ended October 31, 2004 (copies of which have been furnished to SPSS) audited by KPMG LLP, an independent registered public accounting firm, fairly present the financial position of the Acquired Fund as of such date and the results of its operations for the year then ended in conformity with generally accepted accounting principles applied on a consistent basis.

(c)  If available at or prior to the Closing Date, the unaudited financial statements appearing in SPMF's Semi-Annual Report to Shareholders for the period ended April 30, 2005 (copies of which have been furnished to SPSS), and the unaudited financial statements appearing therein fairly present the financial position of the Acquired Fund and the results of operations and changes in net assets as of such date, in conformity with generally accepted accounting principles.

(d)  Since April 30, 2005, there has not been any material adverse change in the Acquired Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by SPSS. For the purposes of this paragraph, a decline in net assets, net asset value per share or a change in the number of shares outstanding shall not constitute a material adverse change.

(e)  SPMF has the necessary power and authority to conduct the Acquired Fund's business as such business is now being conducted.

(f)  SPMF on behalf of the Acquired Fund is not a party to or obligated under any provision of SPMF's Charter or By-laws, or any contract or any other commitment or obligation, and is not subject to any order or decree, that would be violated by its execution of or performance under this Plan.

(g)  The Acquired Fund does not have any unamortized or unpaid organizational fees or expenses.

(h)  The Acquired Fund has elected to be treated as a regulated investment company (a "RIC") for federal income tax purposes under Part I of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code") and the Acquired Fund has qualified as a RIC for each taxable year since its inception, and will so qualify as of the Closing Date. The consummation of the transactions contemplated by this Plan will not cause the Acquired Fund to fail to satisfy the requirements of Subchapter M of the Code.

(i)  The Acquired Fund, or its agents, (i) holds a valid Form W-8BEN, Certificate of Foreign Status of Beneficial Owner for United States Withholding (or other appropriate series of Form W-8, as the case may be), or Form W-9, Request for Taxpayer Identification Number and Certification, for each Acquired Fund shareholder of record, which Form W-8 or Form W-9 can be associated with reportable payments made by the Acquired Fund to such shareholder, and/or (ii) has otherwise timely instituted the appropriate backup withholding procedures with respect to such shareholder as provided by Section 3406 of the Code and the regulations thereunder.

5.  Representations and Warranties by SPSS on behalf of the Acquiring Fund.

SPSS makes the following representations and warranties:

(a)  The Acquiring Fund is a series of SPSS, a statutory trust duly organized under the laws of the State of Delaware and validly existing and in good standing under the laws of that jurisdiction. SPSS is duly registered under the 1940 Act as an open-end, management investment company and all of the Acquiring Fund Shares sold have been sold pursuant to an effective registration statement filed under the 1933 Act. The Acquiring Fund has been duly established in accordance with the terms of SPSS' Agreement and Declaration of Trust as a separate series of SPSS.

(b)  SPSS on behalf of the Acquiring Fund is authorized to issue an unlimited number of shares of beneficial interest of Acquiring Fund Shares, each outstanding share of which is duly and validly authorized, issued and outstanding, fully paid, non-assessable, freely transferable and have voting rights.

(c)  At the Closing, Acquiring Fund Shares will be duly authorized, validly issued, fully paid and non-assessable and, under the Amended and Restated Declaration of Trust and the Delaware Statutory Trust Act, no shareholder of SPSS will have any pre-emptive right to subscribe therefore or purchase such shares, and such shares will be eligible for offering to the public in those states of the United States and jurisdictions in which the shares of the Acquired Fund are presently eligible for offering to the public, and there are a sufficient number of Acquiring Fund Shares registered under the 1933 Act to permit the transfers contemplated by this Plan to be consummated.

(d)  The financial statements appearing in SPSS' Annual Report to Shareholders for the fiscal year ended July 31, 2004 (copies of which have been furnished to SPMF) audited by KPMG LLP, an independent registered public accounting firm, fairly present the financial position of the Acquiring Fund as of such date and the results of its operations for the period indicated in conformity with generally accepted accounting principles applied on a consistent basis.

(e)  The Semi-Annual Report to Shareholders for the period ended January 31, 2005 (copies of which have been furnished to SPMF), and the unaudited financial statements appearing therein, fairly present the financial position of the Acquiring Fund and the results of operations and changes in net assets as of the respective date indicated, in conformity with generally accepted accounting principles.

(f)  Since April 30, 2005, there has not been any material adverse change in the Acquiring Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by SPMF. For the purposes of this paragraph, a decline in net assets, net asset value per share or a decrease in the number of shares outstanding shall not constitute a material adverse change.

(g)  SPSS has the necessary statutory trust power and authority to conduct the Acquiring Fund's business as such business is now being conducted.

(h)  SPSS on behalf of the Acquiring Fund is not a party to or obligated under any provision of the SPSS' Agreement and Declaration of Trust or By-Laws, or any contract or any other commitment or obligation, and is not subject to any order or decree, that would be violated by its execution of or performance under this Plan.

(i)  The Acquiring Fund has elected to be treated as a RIC for federal income tax purposes under Subchapter M of the Code and the Acquiring Fund has qualified as a RIC for each taxable year since its inception, and will so qualify as of the Closing Date. The consummation of the transactions contemplated by this Plan will not cause the Acquiring Fund to fail to satisfy the requirements of Subchapter M of the Code.

6.  Representations and Warranties by each Company on behalf of its respective Fund.

SPSS and SPMF make the following representations and warranties about the Small Capitalization Value Fund and Small Company Fund respectively

(a)  The statement of assets and liabilities to be created by each Company for each respective Fund as of the Valuation Time for the purpose of determining the number of Acquiring Fund Shares to be issued pursuant to Section 1 of this Plan will accurately reflect the net assets in the case of the Acquired Fund and the net assets in the case of the Acquiring Fund, and outstanding shares, as of such date, in conformity with generally accepted accounting principles applied on a consistent basis.

(b)  At the Closing, the Funds will have good and marketable title to all of the securities and other assets shown on the statement of assets and liabilities referred to in "(a)" above, free and clear of all liens or encumbrances of any nature whatsoever, except such imperfections of title or encumbrances as do not materially detract from the value or use of the assets subject thereto, or materially affect title thereto.

(c)  Except as may be disclosed in each Company's current effective prospectus, there is no material suit, judicial action, or legal or administrative proceeding pending or threatened against either of the Funds.

(d)  There are no known actual or proposed deficiency assessments with respect to any taxes payable by either of the Funds.

(e)  The execution, delivery, and performance of this Plan have been duly authorized by all necessary action of each Company's Board of Directors, or Trustees, as applicable, and this Plan constitutes a valid and binding obligation enforceable in accordance with its terms.

(f)  Each Company anticipates that consummation of this Plan will not cause either of the Funds to fail to comply with the requirements of Subchapter M of the Code for Federal income taxation as a RIC at the end of each fiscal year.

(g)  SPSS and SPMF each have the necessary corporate power and authority to conduct the business of the Small Capitalization Value Bond Fund and Small Company Fund, respectively, as such business is now being conducted.

7.  Intentions of each Company of behalf of its respective Fund.

(a)  Except for actions taken in contemplation of closing, the Companies intend to operate each Fund's respective business as presently conducted between the date hereof and the Closing Date.

(b)  The SPMF intends that the Acquired Fund will not acquire the Acquiring Fund Shares for the purpose of making distributions thereof to anyone other than the Acquired Fund's shareholders.

(c)  SPMF on behalf of the Acquired Fund intends, if this Plan is consummated, to liquidate and dissolve the Acquired Fund.

(d)  The Companies intend that, by the Closing, each of the Fund's Federal and other tax returns and reports required by law to be filed on or before such date shall have been filed, and all Federal and other taxes shown as due on said returns and reports shall have been paid.

(e)  At the Closing, SPMF on behalf of the Acquired Fund intends to have available a copy of the shareholder ledger accounts, certified by SPMF's transfer agent or its President or a Vice-President to the best of its or his or her knowledge and belief, for all the shareholders of record of Acquired Fund as of the Valuation Time who are to become shareholders of the Acquiring Fund as a result of the transfer of assets that is the subject of this Plan.

(f)  SPMF intends to mail to each shareholder of record of the Acquired Fund entitled to vote at the meeting of its shareholders at which action on this Plan is to be considered, in sufficient time to comply with requirements as to notice thereof, a Combined Proxy Statement and Prospectus that complies in all material respects with the applicable provisions of Section 14(a) of the Securities Exchange Act of 1934, as amended the (the "1934 Act"), and Section 20(a) of the 1940 Act, and the rules and regulations, respectively, thereunder.

(g)  SPSS covenants to file with the U.S. Securities and Exchange Commission (the "SEC") a registration statement on Form N-14 under the 1933 Act relating to the Acquiring Fund Shares issuable hereunder (including any supplement or amendment thereto, the "Registration Statement"), and will use its best efforts to provide that the Registration Statement becomes effective as promptly as practicable. At the time the Registration Statement becomes effective, at the time of the shareholders' meeting of the Acquired Fund, and on the Closing Date, the Proxy Statement of the Acquired Fund, the Prospectus of the Acquiring Fund and the Statement of Additional Information

of Acquiring Fund to be included in the Registration Statement (collectively, "Proxy Statement"), and the Registration Statement will: (i) comply in all material respects with the applicable provisions of the 1933 Act, the 1934 Act and the 1940 Act, and the rules and regulations promulgated thereunder; and (ii) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements made therein in the light of the circumstances under which they were made, not misleading.

(h)  SPMF intends to call a meeting of the shareholders of the Acquired Fund to consider and act upon this Plan and to use all reasonable efforts to obtain approval of the transactions contemplated hereby (including the determinations of its Board of Directors as set forth in Rule 17a-8(a) under the 1940 Act).

(i)  SPMF intends that it will, from time to time, as and when requested by SPSS, execute and deliver or cause to be executed and delivered, all such assignments and other instruments, and will take or cause to be taken such further action, as SPSS may deem necessary or desirable in order to vest in and confirm to Acquiring Fund title to and possession of all the Net Assets to be sold, assigned, transferred and delivered hereunder and otherwise to carry out the intent and purpose of this Plan.

(j)  SPSS intends to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act (including the determinations of its Board of Trustees as set forth in Rule 17a-8(a) thereunder) and such of the state Blue Sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

(k)  SPSS intends that it will, from time to time, as and when requested by SPMF, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action, as SPMF may deem necessary or desirable in order to (i) vest in and confirm to Acquired Fund title to and possession of all the Acquiring Fund Shares to be transferred to the shareholders of the Acquired Fund pursuant to this Plan; (ii) assume all of the liabilities of the Acquired Fund in accordance with this Plan; and (iii) otherwise to carry out the intent and purpose of this Plan.

8.  Conditions Precedent to to be Fullfilled by the Companies on behalf of the Funds.

The consummation of the Plan with respect to the Acquiring Fund and the Acquired Fund shall be subject to the following conditions:

(a)  That: (i) all the representations and warranties contained herein concerning the Funds shall be true and correct as of the Closing with the same effect as though made as of and at such date; (ii) performance of all obligations required by this Plan to be performed by the Companies on behalf of the Funds shall occur prior to the Closing; and (iii) the Companies shall execute a certificate signed by the President or a Vice President and by the Secretary or equivalent officer to the foregoing effect.

(b)  That the form of this Plan shall have been adopted and approved by the appropriate action of the Board of Directors or Trustees of each Company on behalf of the Funds.

(c)  That the SEC shall not have issued an unfavorable management report under Section 25(b) of the 1940 Act or instituted or threatened to institute any proceeding seeking to enjoin consummation of the Plan under Section 25(c) of the 1940 Act. And, further, no other legal, administrative or other proceeding shall have been instituted or threatened that would materially and adversely the financial condition of a Fund or would prohibit the transactions contemplated hereby.

(d)  That the Plan contemplated hereby shall have been adopted and approved by the appropriate action of the shareholders of the Acquired Fund at an annual or special meeting or any adjournment thereof.

(e)  That a distribution or distributions shall have been declared for each Fund, prior to the Closing Date that, together with all previous distributions, shall have the effect of distributing to shareholders of each Fund (i) all of its ordinary income and all of its capital gain net income, if any, for the period from the close of its last fiscal year to the Valuation Time and (ii) any undistributed ordinary income and capital gain net income from any prior period. Capital gain net income has the meaning assigned to such term by Section 1222(9) of the Code.

(f)  SPMF shall have received on the Closing Date a favorable opinion from (i) Morris, Nichols, Arsht & Tunnell, special Delaware counsel to SPSS, with respect to items in this section that relate to matters of Delaware law, and (ii) Shearman & Sterling LLP, counsel to Acquiring Fund, with respect to certain other items in this section, each dated as of the Closing Date, to the effect that:

(1)  SPSS is a statutory trust duly formed and validly existing under the laws of the State of Delaware with power under its Agreement and Declaration Trust, to the knowledge of such counsel, to own all of its properties and assets and to carry on its business as described in its current prospectus, and the Acquiring Fund has been duly established in accordance with the terms of SPSS' Agreement and Declaration of Trust as a separate series of SPSS;

(2)  This Plan has been duly authorized and executed by SPSS, on behalf of the Acquiring Fund and, when delivered, assuming due authorization, execution and delivery of the Plan by SPMF on behalf of the Acquired Fund, is and constitutes a valid and legally binding obligation of SPSS and the Acquiring Fund, enforceable against the assets of the Acquiring Fund in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles, provided that such counsel may state that they express no opinion as to the validity or enforceability of any provision regarding choice of Delaware law to govern this Plan;

(3)  The Acquiring Fund Shares to be issued and distributed to the shareholders of the Acquired Fund under this Plan have been duly authorized and, upon delivery against transfer of the Acquired Fund's Net Assets, will be validly issued and fully paid and non-assessable, and, under the Agreement and Declaration of Trust and Delaware Statutory Trust Act, no shareholder of Acquiring Fund has any pre-emptive right to subscribe therefor or purchase such shares;

(4)  The execution and delivery of the Plan did not and the performance of this Plan by SPSS of its obligations hereunder will not violate any provision of SPSS' Agreement and Declaration of Trust or By-Laws, or result in a default or a breach of (a) the Management Agreement, (b) the Custodian Contract, (c) the Distribution Agreement, and (d) the Transfer Agency and Service Agreement, each as defined in SPSS' currently effective registration statement, except where such violation, default or breach would not have a material adverse effect on the Acquiring Fund;

(5)  To the knowledge of such counsel, no consent, approval, authorization, filing or order of any governmental authority is required for the consummation by SPSS of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required under state Blue Sky or securities laws as to which such counsel may state that they express no opinion;

(6)  SPSS has been registered with the SEC as an investment company, and, to the knowledge of such counsel, no order has been issued or proceeding instituted to suspend such registration;

(7)  Such counsel knows of no litigation or government proceeding instituted or threatened against SPSS, involving Acquiring Fund, that would be required to be disclosed in its registration statement on Form N-1A and is not so disclosed.

In giving the opinions set forth above, counsel may state that it is relying on certificates of the officers of SPSS with regard to matters of fact, and certain certifications and written statements of governmental officials with respect to the good standing of SPSS.

(g)  SPSS shall have received on the Closing Date a favorable opinion from (i) DLA Piper Rudnick Gray Cary US LLP, special Maryland counsel to SPMF, with respect to items in this section that relate to matters of Maryland law, and (ii) Shearman & Sterling LLP, counsel to Acquired Fund, with respect to certain other items in this section, each dated as of the Closing Date, to the effect that:

(1)  SPMF is a corporation duly incorporated, validly existing and in good standing with the SDAT with requisite corporate power under its Charter, to the knowledge of such counsel, to own all of its properties and assets and to carry on its business as described in its current prospectus, and the Acquired Fund has been duly established in accordance with the terms of the Maryland General Corporation Law and SPMF's Charter as a separate series of SPMF;

(2)  This Plan has been duly authorized, executed and, to the knowledge of such counsel, delivered by SPMF on behalf of the Acquired Fund and, assuming due authorization, execution and delivery of the Plan by SPSS, on behalf of the Acquiring Fund, is and constitutes a valid and legally binding obligation of SPMF enforceable against SPMF, in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles, provided that such counsel may state that they express no opinion as to the validity or enforceability of any provision regarding choice of Delaware law to govern this Plan;

(3)  All actions required to be taken by SPMF and the Acquired Fund to authorize and effect the Plan contemplated hereby have been duly authorized by all necessary corporate action on the part of SPMF and the Acquired Fund;

(4)  The execution and delivery of the Plan did not and the performance of this Plan by SPMF of its obligations hereunder will not, violate any provision of SPMF's Charter or By-Laws, or result in a default or breach of (a) the Management Agreement, (b) the Custodian Contract, (c) the Distribution Agreement, and (d) the Transfer Agency and Service Agreement, each as defined in SPMF's currently effective registration statement, except where such violation, default or breach would not have a material adverse effect on the Acquired Fund;

(5)  To the knowledge of such counsel, no consent, approval, authorization, filing or order of any court or governmental authority is required for the consummation by SPMF of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required under state Blue Sky or securities laws as to which such counsel may state that they express no opinion;

(6)  Such counsel knows of no litigation or government proceeding instituted or threatened against SPMF, involving Acquired Fund, that would be required to be disclosed in its registration statement on Form N-1A and is not so disclosed;

(7)  SPMF has been registered with the SEC as an investment company, and, to the knowledge of such counsel, no order has been issued or proceeding instituted to suspend such registration.

In giving the opinions set forth above, counsel may state that it is relying on certificates of the officers of SPMF with regard to matters of fact, and certain certifications and written statements of governmental officials with respect to the good standing of SPMF.

(h)  SPSS and SPMF shall have received with respect to the Acquired Fund on or before the Closing Date, an opinion of Shearman & Sterling LLP, in form and substance satisfactory to SPSS and SPMF, substantially to the effect that, for federal income tax purposes,

(1)  the transfer of the assets of the Acquired Fund in exchange solely for the Acquiring Fund Shares and the assumption by Acquiring Fund of the liabilities of the Acquired Fund, if any, as provided for in the Plan, will constitute a "reorganization" within the meaning of Section 368(a) of the Code, and the Acquired Fund and the Acquiring Fund each will be deemed to be a "party to a reorganization" within the meaning of Section 368(b) of the Code;

(2)  in accordance with Section 361(a) of the Code, no gain or loss will be recognized by the Acquired Fund under Section 361(c)(1) of the Code as a result of the transfer of its assets solely in exchange for Acquiring Fund, if any, Shares and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund or on the distribution of the Acquiring Fund Shares to the shareholders of the Acquired Fund, as provided for in the Plan;

(3)  under Section 1032 of the Code, no gain or loss will be recognized by the Acquiring Fund on the receipt of the assets of the Acquired Fund in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund, if any, as provided for in the Plan;

(4)  in accordance with Section 354(a)(1) of the Code, no gain or loss will be recognized by the shareholders of the Acquired Fund on the receipt of Acquiring Fund Shares in exchange for their shares of the Acquired Fund;

(5)  in accordance with Section 362(b) of the Code, the tax basis of the Acquiring Fund in the assets of the Acquired Fund will be the same as the tax basis of such assets in the hands of the Acquired Fund immediately prior to the consummation of the transactions contemplated by the Plan;

(6)  in accordance with Section 358 of the Code, immediately after the consummation of the transactions contemplated by the Plan, the tax basis of the Acquiring Fund Shares received by the shareholders of the Acquired Fund will be equal, in the aggregate, to the tax basis of their shares of the Acquired Fund surrendered in exchange therefor;

(7)  in accordance with Section 1223 of the Code, the holding period for the Acquiring Fund Shares received by the shareholders of the Acquired Fund will be determined by including the period for which such shareholder held their shares of the Acquired Fund exchanged therefor; provided, that the shares of the Acquired Fund Shares were held as capital assets for federal income tax purposes;

(8)  in accordance with Section 1223 of the Code, the holding period of the Acquiring Fund with respect to the assets of the Acquired Fund acquired by it in accordance with the Plan will include the period for which such assets were held by the Acquired Fund; and

(9)  pursuant to Section 381(a) of the Code and regulations thereunder, the Acquiring Fund will succeed to and take into account certain tax attributes of the Acquired Fund, such as earnings and profits and method of tax accounting.

In giving the opinions set forth above, counsel may state that it is relying on certificates of the officers of SPSS and/or SPMF with regard to certain matters.

(i)  That the Acquiring Fund Shares to be delivered hereunder shall be eligible for sale by the Acquiring Fund with each state commission or agency with which such eligibility is required in order to permit the Acquiring Fund Shares lawfully to be delivered to each shareholder of the Acquired Fund.

9.  Fees and Expenses.

(a)  Each Company represents and warrants to the other that there are no broker or finders' fees payable by it in connection with the transactions provided for herein.

(b)  The expenses of entering into and carrying out the provisions of this Plan shall be borne pro rata by the Funds.

10.  Termination; Postponement; Waiver; Order.

(a)  Anything contained in this Plan to the contrary notwithstanding, this Plan may be terminated and abandoned at any time (whether before or after approval thereof by the shareholders of the Acquired Fund) prior to the Closing or the Closing may be postponed by either Company on behalf of a Fund by resolution of the Board of Directors or Trustees, if circumstances develop that, in the opinion of either Board, make proceeding with the Plan inadvisable.

(b)  If the transactions contemplated by this Plan have not been consummated by August 15, 2006, the Plan shall automatically terminate on that date, unless a later date is agreed to by the Companies on behalf of the Funds.

(c)  In the event of termination of this Plan pursuant to the provisions hereof, the same shall become void and have no further effect with respect to the Acquiring Fund or Acquired Fund, and neither SPSS, SPMF, the Acquiring Fund nor the Acquired Fund, nor the directors, trustees, officers, agents or shareholders shall have any liability in respect of this Plan.

(d)  At any time prior to the Closing, any of the terms or conditions of this Plan may be waived by the party who is entitled to the benefit thereof by action taken by the relevant Company's Board of Directors or Trustees if, in the judgment of such Board of Directors or Trustees, such action or waiver will not have a material adverse effect on the benefits intended under this Plan to its shareholders, on behalf of whom such action is taken.

(e)  The respective representations and warranties contained in Sections 4 and 6 hereof shall expire with and be terminated by the Plan, and neither SPSS, SPMF, nor either of their respective officers, directors, trustees, agents or shareholders nor either of the Funds nor their respective shareholders shall have any liability with respect to such representations or warranties after the Closing. This provision shall not protect any officer, director, trustee, agent or shareholder of either of the Funds or the Companies against any liability to the entity for which that officer, director, trustee, agent or shareholder so acts or to any of the Companies' shareholders to which that officer, director, trustee, agent or shareholder would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties in the conduct of such office.

(f)  If any order or orders of the SEC with respect to this Plan shall be issued prior to the Closing and shall impose any terms or conditions that are determined by action of the Board of Trustees of SPSS or Directors of SPMF, on behalf of the Funds to be acceptable, such terms and conditions shall be binding as if a part of this Plan without further vote or approval of the shareholders of the Acquired Fund, unless such terms and conditions shall result in a change in the method of computing the number of Acquiring Fund Shares to be issued to the Acquired Fund in which event, unless such terms and conditions shall have been included in the proxy solicitation material furnished to the shareholders of the Acquired Fund prior to the meeting at which the transactions contemplated by this Plan shall have been approved, this Plan shall not be consummated and shall terminate unless SPMF on behalf of the Acquired Fund shall promptly call a special meeting of shareholders at which such conditions so imposed shall be submitted for approval.

11.  Agreement an Obligation Only of the Funds, and Enforceable Only Against Assets of the Funds.

Each Company acknowledges that it must look, and agrees that it shall look, solely to the assets of the Funds for the enforcement of any claims arising out of or based on the obligations of the Companies or Funds hereunder, and in particular that none of the assets of the Companies other than the portfolio assets of the Funds may be resorted to for the enforcement of any claim based on the obligations of the Funds hereunder.

12.  Entire Plan and Amendments; Survival of Warranties.

This Plan embodies the entire plan of SPSS and SPMF, on behalf of the Funds and there are no agreements, understandings, restrictions, or warranties between the parties other than those set forth herein or herein provided for. This Plan may be amended only in writing by either Company on behalf of a Fund. Neither this Plan nor any interest herein may be assigned without the prior written consent of SPSS and SPMF, on behalf of the Fund corresponding to the Fund making the assignment.

13.  Notices.

Any notice, report, demand or other communication required or permitted by any provision of this Plan shall be in writing and shall be deemed to have been given if hand delivered or mailed, first class postage prepaid, addressed to SPMF at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102, Attention: Secretary; and to SPSS at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102, Attention: Secretary.

14.  Governing Law.

This Plan shall be governed by and construed in accordance with the laws of the State of Delaware, provided that, in the case of any conflict between such laws and the federal securities laws, the latter shall govern.

IN WITNESS WHEREOF, Strategic Partners Mutual Funds, Inc., on behalf of Strategic Partners Small Company Fund, and Strategic Partners Style Specific Funds, on behalf of Strategic Partners Small Capitalization Value Fund, have executed this Plan by their respective duly authorized officers, all as of the date and year first-above written.

STRATEGIC PARTNERS MUTUAL FUNDS, INC. on behalf of Strategic Partners Small Company Fund
Attest:	By:
Title:
STRATEGIC PARTNERS STYLE SPECIFIC FUNDS on behalf of Strategic Partners Small Capitalization Value Fund
Attest:	By:
Title:

Exhibit B

PROSPECTUS DATED NOVEMBER 22, 2004

The Prospectus for the Strategic Partners Small Capitalization Value Fund, a series of the Strategic Partners Style Specific Funds dated November 22, 2004, is incorporated by reference into this Prospectus/Proxy Statement and will be included in the proxy solicitation mailing to shareholders.

B-1

Exhibit C

ANNUAL REPORT DATED JULY 31, 2004

Strategic Partners Style Specific Funds' Annual Report to Shareholders for the fiscal year ended on July 31, 2004, is incorporated by reference into this Prospectus/Proxy Statement and will be included in the proxy solicitation mailing to shareholders.

C-1

Exhibit D

SEMI-ANNUAL REPORT DATED JANUARY 31, 2005

The Semi-Annual Report to Shareholders for Strategic Partners Style Specific Funds, Inc., dated January 31, 2005 is incorporated by reference into this Prospectus/Proxy Statement and will be included in the proxy solicitation mailing to shareholders.

D-1

PROSPECTUS/PROXY STATEMENT
TABLE OF CONTENTS

2	Summary

2	The Proposal

2	Shareholder Voting

2	Comparisons of Important Features of the Funds

2	The Investment Objective and Strategies of the Funds

3	Comparison of Other Policies of the Funds

4	Risks of Investing in the Funds

5	Federal Income Tax Considerations

5	Forms of Organization

6	Extraordinary Transactions

6	Shareholder Meetings

7	Amendments to Charter/Declaration

8	Amendments to By-Laws

8	Board Members

9	Indemnification of Shareholders

9	Derivative Actions

9	Termination and Dissolution

9	Management of the Companies and the Funds

12	Additional Information About the Portfolio Managers

17	Distribution Plan

17	Valuation

18	Portfolio Holdings

19	Frequent Purchases and Redemptions of Fund Shares

20	Purchases, Redemptions, Exchanges and Distributions

21	Share Class Designations

21	Fees and Expenses

25	Expense Examples

28	Performance

30	Reasons for the Transaction

31	Information About the Transaction

31	Closing of the Transaction

31	Expenses of the Transaction

31	Tax Consequences of the Transaction

32	Characteristics of the Small Capitalization Value Fund Shares

34	Capitalization of the Funds and Capitalization After the Transaction

35	Voting Information

35	Required Vote

36	How to Vote

36	Solicitation of Voting Instructions

36	Principal Holders of Shares

37	Additional Information about the Style Specific Funds and the Funds

38	Miscellaneous

38	Legal Matters

38	Independent Registered Public Accounting Firm

38	Notice to Banks, Broker Dealers and Voting Directors and their Nominees

38	Shareholder Proposals

39	Exhibits to Prospectus/Proxy Statement

A-1	Exhibit A – Plan of Reorganization (attached)

B-1	Exhibit B – Prospectus for the Small Capitalization Value Fund dated November 22, 2004 (enclosed)

C-1	Exhibit C – Strategic Partners Style Specific Fund's Annual Report to Shareholders for fiscal year ended July 31, 2004 (enclosed)

D-1	Exhibit D – Strategic Partners Style Specific Fund's Semi-Annual Report to Shareholders dated January 31, 2005 (enclosed)

STATEMENT OF ADDITIONAL INFORMATION

FOR

STRATEGIC PARTNERS STYLE SPECIFIC FUNDS

Dated May 26, 2005

Acquisition of the Assets of
the Strategic Partners Small Company Fund,
a series of Strategic Partners Mutual Funds, Inc.

By and in exchange for shares of the
the Strategic Partners Small Capitalization Value Fund,
a series of Strategic Partners Style Specific Funds

This Statement of Additional Information (SAI) relates specifically to the proposed delivery of substantially all of the assets (the Transaction) of the Strategic Partners Small Company Fund (Small Company Fund) for shares of the Strategic Partners Small Capitalization Value Fund (Small Cap Value Fund).  The Small Company Fund is a series of Strategic Partners Mutual Funds, Inc. (SPMF) and Small Cap Value Fund is a series of Strategic Partners Style Specific Funds (Style Specific).  This SAI is incorporated by reference into the Proxy Statement (defined below).

This SAI consists of this Cover Page, Style Specific’s SAI dated November 22, 2004 (which is incorporated herein by reference) and the pro forma financial statements for Small Company Fund and Small Cap Value Fund after giving effect to the proposed Transaction.

This SAI is not a Prospectus; you should read this SAI in conjunction with the Prospectus/Proxy Statement dated May 26, 2005 (the Proxy Statement), relating to the above-referenced transaction.  You can request a copy of the Proxy Statement by calling 1-800-225-1852 or by writing to Style Specific at Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102-4077.

The Securities and Exchange Commission (SEC) maintains a web site (http://www.sec.gov) that contains the prospectus and statement of additional information of SPMF and Style Specific, other materials incorporated by reference herein, and other information regarding the Funds, Style Specific and SPMF.

TABLE OF CONTENTS

S-2	Attachment to SAI

F-1	Pro Forma Financial Statements for the Transaction (unaudited)

F-2	Pro Forma Statement of Investments for the Transaction (unaudited)

F-16	Pro Forma Statements of Assets and Liabilities for the Transaction (unaudited)

F-17	Pro Forma Statement of Operations for the Transaction (unaudited)

F-18	Notes to Financial Statements for the Transaction (unaudited)

ATTACHMENT TO SAI

Style Specific’s SAI dated November 22, 2004, is incorporated herein by reference to the electronic filings with the SEC of Style Specific’s SAI dated November 22, 2004 on Form N-1A under Rule 485(b) part of this SAI and will be provided to all shareholders requesting this SAI.

S-2

PRO FORMA FINANCIAL STATEMENTS FOR THE TRANSACTION  (UNAUDITED)

The following tables set forth the unaudited pro forma Statement of Investments as of January 31, 2005, the unaudited pro forma Statements of Assets and Liabilities as of January 31, 2005 and the unaudited pro forma Statement of Operations for the 12 months ended January 31, 2005 for Strategic Partners Small Company Fund and Strategic Partners Small Capitalization Value Fund, as adjusted, giving effect to the Transaction.

PRO FORMA STATEMENT OF INVESTMENTS FOR THE TRANSACTION AS OF JANUARY 31, 2005 (unaudited)

Strategic Partners Small Cap Value	Strategic Partners Small Company	Pro-forma adjustments	Pro-forma Combined Strategic Partners Small Cap Value		Strategic Partners Small Cap Value	Strategic Partners Small Company	Pro-forma adjustments	Pro-forma Combined Strategic Partners Small Cap Value
(Unaudited)	(Unaudited)		(Unaudited)		(Unaudited)	(Unaudited)		(Unaudited)
Shares	Shares	Shares	Shares
				Long-Term Investments
				Common Stock
				Advertising
	230,000	—	230,000	Penton Media, Inc. *		$26,220	—	$26,220
	5,380	—	5,380	Valuevision Media, Inc. (Class “A” Stock) *		76,665	—	76,665
					—	102,885	—	102,885

				Aerospace/Defense
	16,000	—	16,000	AAR Corp.*		186,400	—	186,400
	5,740	—	5,740	Alliant Techsystems, Inc.*		382,169	—	382,169
6,000		—	6,000	Curtiss-Wright Corp.	$307,140		—	307,140
	60,000	—	60,000	Curtiss-Wright Corp. (Class “B” Stock)		3,000,000	—	3,000,000
	90,000	—	90,000	Fairchild Corp. (Class “A” Stock)*		325,800	—	325,800
	42,000		42,000	Herley Industries, Inc. *		828,240	—	828,240
13,750		—	13,750	Moog, Inc. (Class A shares)*	597,988		—	597,988
5,700		—	5,700	Precision Castparts Corp.	400,710		—	400,710
	16,500	—	16,500	Sequa Corp. (Class “A” Stock)*		969,375	—	969,375
	3,500	—	3,500	Sequa Corp. (Class “B” Stock)*		204,750	—	204,750
					1,305,838	5,896,734	—	7,202,572

				Airline
20,000		—	20,000	Skywest, Inc.	344,400	—	—	344,400

				Automobile Manufacturers			—
	5,000	—	5,000	Monaco Coach Corp.		92,550	—	92,550
	10,000	—	10,000	Navistar International Corp.* (a)		389,200	—	389,200
	4,000	—	4,000	Thor Industries, Inc.		138,200	—	138,200
					—	619,950	—	619,950

				Automotive Parts
	1,540	—	1,540	American Axle & Manufacturing Holdings, Inc.		41,349	—	41,349
	50,000	—	50,000	BorgWarner, Inc.		2,684,500	—	2,684,500
	30,000	—	30,000	Cooper Tire & Rubber Co. (a)		648,300	—	648,300
	30,000	—	30,000	Dana Co.		476,100	—	476,100
	40,000	—	40,000	Federal-Mogul Corp.*(a)		13,200	—	13,200
	90,000	—	90,000	Midas, Inc.*		1,803,600	—	1,803,600
	80,000	—	80,000	Raytech Corp.*		155,200	—	155,200
	20,000	—	20,000	Schieb (Earl), Inc.*		65,600	—	65,600
	10,310	—	10,310	TBC Corp.*		263,317	—	263,317
	28,000	—	28,000	Transpro, Inc.*		170,240	—	170,240
					—	6,321,406	—	6,321,406

				Auto Related
16,500		—	16,500	ArvinMeritor, Inc.	314,160		—	314,160
27,200		—	27,200	CSK Auto Corp.*	428,944		—	428,944
16,900		—	16,900	Snap-on, Inc.	559,559		—	559,559
10,500		—	10,500	United Auto Group Inc.	296,835		—	296,835
11,000		—	11,000	Winnebago Industries, Inc.	379,390		—	379,390
					1,978,888	—	—	1,978,888

				Banks & Savings & Loans
7,400		—	7,400	Astoria Financial Corp.	278,536		—	278,536
16,000		—	16,000	Bancorpsouth, Inc.	348,800		—	348,800
17,100		—	17,100	BankUnited Financial Corp. (Class A shares)*	498,978		—	498,978
16,000		—	16,000	Commercial Federal Corp.	449,280		—	449,280

PRO FORMA STATEMENT OF INVESTMENTS FOR THE TRANSACTION AS OF JANUARY 31, 2005 (unaudited) (continued)

Strategic Partners Small Cap Value	Strategic Partners Small Company	Pro-forma adjustments	Pro-forma Combined Strategic Partners Small Cap Value		Strategic Partners Small Cap Value	Strategic Partners Small Company	Pro-forma adjustments	Pro-forma Combined Strategic Partners Small Cap Value
(Unaudited)	(Unaudited)		(Unaudited)		(Unaudited)	(Unaudited)		(Unaudited)
4,300		—	4,300	Hibernia Corp. (Class A shares)	113,176		—	113,176
12,568		—	12,568	Old National Bancorp.	273,605		—	273,605
15,000		—	15,000	Susquehanna Bancshares, Inc.	370,350		—	370,350
					2,332,725	—	—	2,332,725

				Beverages
5,000		—	5,000	Adolph Coors Co.	373,000		—	373,000
	31,000	—	31,000	Boston Beer Co., Inc. (Class “A” Stock)*		732,220	—	732,220
	8,000	—	8,000	Farmer Brothers Co.		206,720	—	206,720
	15,000	—	15,000	Genesee Corp.*		31,125	—	31,125
14,700	3,180	—	17,880	Pepsiamericas, Inc.	312,375	67,575	—	379,950
					685,375	1,037,640	—	1,723,015

				Biotechnology
33,119		—	33,119	Nabi Biopharmaceuticals*	427,566		—	427,566

				Broadcasting
	10,000	—	10,000	Beasley Broadcast Group, Inc.*		165,200	—	165,200
	171,800	—	171,800	Crown Media Holdings, Inc.*		1,628,664	—	1,628,664
	20,000	—	20,000	Fisher Communications, Inc.*		1,001,000	—	1,001,000
	100,000	—	100,000	Granite Broadcasting Corp.*		32,000	—	32,000
	100,600	—	100,600	Gray Television, Inc.		1,454,676	—	1,454,676
	8,000	—	8,000	Gray Television, Inc. (Class “A” Stock)		103,600	—	103,600
	30,000		30,000	Lin TV Corp. (Class “A” Stock)*		558,300	—	558,300
	50,000	—	50,000	Media General, Inc. (Class “A” Stock)		3,198,501	—	3,198,501
	20,000	—	20,000	Nexstar Broadcasting Group, Inc. (Class “A” Stock)*		172,800	—	172,800
	120,000	—	120,000	Paxson Communications Corp.*		196,800	—	196,800
	32,500	—	32,500	Saga Communications, Inc. (Class “A” Stock)*		552,500	—	552,500
	25,000	—	25,000	Salem Communications Corp. (Class “A” Stock)*		556,000	—	556,000
	7,400	—	7,400	SBS Broadcasting SA (Luxembourg)*		278,610	—	278,610
	37,000	—	37,000	Scripps, (E.W.) Co. (Class “A” Stock) (a)		1,715,320	—	1,715,320
	140,000		140,000	Sinclair Broadcast Group, Inc		1,152,200		1,152,200
	27,000	—	27,000	Spanish Broadcasting Systems, Inc. (Class “A” Stock)*		277,425	—	277,425
	32,046	—	32,046	UnitedGlobalCom, Inc. (Class “A” Stock)*		313,089	—	313,089
	3,000		3,000	WPT Enterprises, Inc.*(a)		37,740	—	37,740
	100,000	—	100,000	Young Broadcasting, Inc. (Class “A” Stock)*		1,032,000	—	1,032,000
					—	14,426,425	—	14,426,425

				Building Products
	10,380	—	10,380	Apogee Enterprises, Inc.		138,781	—	138,781
	2,000	—	2,000	Florida Rock Industries, Inc.(a)		124,900	—	124,900
	27,000	—	27,000	Gibraltar Steel Corp.		654,750	—	654,750
	2,000	—	2,000	Hughes Supply, Inc.		60,760	—	60,760
17,000		—	17,000	Lennox International, Inc.	339,320		—	339,320
	10,000	—	10,000	Skyline Corp.		405,200	—	405,200
	1,520	—	1,520	Texas Industries, Inc.		96,581	—	96,581
	45,000	—	45,000	Thomas Industries, Inc.		1,754,549	—	1,754,549
					339,320	3,235,521	—	3,574,841

				Business Services
	2,950	—	2,950	Acxiom Corp. (a)		68,086	—	68,086
25,100		—	25,100	Administaff, Inc.*	366,209		—	366,209
	300,000	—	300,000	Edgewater Technology, Inc.*		1,482,000	—	1,482,000
	127,000		127,000	Epoch Holding Corp.*		546,100	—	546,100
	1,880		1,880	Fair Isaac Corp		64,954		64,954
	30,000	—	30,000	GP Strategies Corp. *		236,700	—	236,700
12,300		—	12,300	Global Payments, Inc.	704,667		—	704,667

PRO FORMA STATEMENT OF INVESTMENTS FOR THE TRANSACTION AS OF JANUARY 31, 2005 (unaudited) (continued)

Strategic Partners Small Cap Value	Strategic Partners Small Company	Pro-forma adjustments	Pro-forma Combined Strategic Partners Small Cap Value		Strategic Partners Small Cap Value	Strategic Partners Small Company	Pro-forma adjustments	Pro-forma Combined Strategic Partners Small Cap Value
(Unaudited)	(Unaudited)		(Unaudited)		(Unaudited)	(Unaudited)		(Unaudited)
	1,300	—	1,300	Harland (John H.) Co.		47,320	—	47,320
	7,260	—	7,260	Insurance Auto Auctions, Inc.*		159,938	—	159,938
12,300		—	12,300	Kelly Services, Inc. (Class A shares)	357,930		—	357,930
	2,000	—	2,000	StarTek, Inc.		50,000	—	50,000
					1,428,806	2,655,098	—	4,083,904

				Cable Television
	30,000	—	30,000	Adelphia Communications Corp. (Class “A” Stock) *(a)		11,250	—	11,250
	200,000	—	200,000	Cablevision Systems NewYork Group (Class “A” Stock)*		5,478,000	—	5,478,000
	60,000	—	60,000	Mediacom Communications Corp.*		358,800	—	358,800
					—	5,848,050	—	5,848,050

				Chemicals
	12,000	—	12,000	Airgas, Inc.		282,240	—	282,240
	30,000	—	30,000	Arch Chemicals, Inc.		826,200	—	826,200
	12,630	—	12,630	Cytec Industries, Inc.		644,130	—	644,130
	80,000	—	80,000	Ferro Corp.		1,586,400	—	1,586,400
	30,900	—	30,900	Fuller (H.B.) Co.		824,103	—	824,103
	43,000	—	43,000	Great Lakes Chemical Corp.(a)		1,137,350	—	1,137,350
	110,000	—	110,000	Hercules, Inc.*		1,596,100	—	1,596,100
12,000		—	12,000	Lubrizol Corp.	432,360		—	432,360
	93,500	—	93,500	MacDermid, Inc.		3,005,090	—	3,005,090
22,900		—	22,900	Methanex Corp. (Canada)	369,148		—	369,148
	30,000	—	30,000	NewMarket Corp.*		597,600	—	597,600
	8,500	—	8,500	NovaChemicals Corp. (Canada) (a)		383,775	—	383,775
	100,000	—	100,000	Omnova Solutions, Inc.*		497,000	—	497,000
18,000		—	18,000	RPM International, Inc.	317,340		—	317,340
	15,000	—	15,000	Schulman (A.), Inc.		265,350	—	265,350
8,300		—	8,300	Scotts Co. (Class A shares)*	564,068		—	564,068
19,500	96,400	—	115,900	Sensient Technologies Corp. (a)	443,625	2,193,100	—	2,636,725
	5,000	—	5,000	TETRA Technologies, Inc.*		139,500	—	139,500
8,100		—	8,100	Valspar Corp. (The)	396,900		—	396,900
					2,523,441	13,977,938	—	16,501,379

				Clothing & Apparel
	8,000			Burlington Coat Factory Warehouse Corp.		206,480	—	206,480
	120,000	—	120,000	Hartmax Corp.*		1,026,000	—	1,026,000
					—	1,232,480	—	1,232,480

				Commercial Banks
7,500		—	7,500	Hudson United Bancorp.	275,700		—	275,700

				Commercial Services & Supplies
34,800		—	34,800	Allied Waste Industries, Inc.*	289,188		—	289,188
9,000		—	9,000	Banta Corp.	389,790		—	389,790
8,800		—	8,800	Harland (John H.) Co.	320,320		—	320,320
					999,298	—	—	999,298

				Computer Services & Software
	100,000	—	100,000	Baldwin Technology Co., Inc. (Class “A” Stock)		281,000	—	281,000
	5,884	—	5,884	Intergraph Corp.*		174,814	—	174,814
	4,180	—	4,180	PLATO Learning, Inc.*		30,556	—	30,556
	50,000		50,000	Storage Netwaorks, Inc		—	—	—
	4,780	—	4,780	Tyler Technologies, Inc.*		36,567	—	36,567
	190,000	—	190,000	Xanser Corp.*		566,199	—	566,199
					—	1,089,136	—	1,089,136

PRO FORMA STATEMENT OF INVESTMENTS FOR THE TRANSACTION AS OF JANUARY 31, 2005 (unaudited) (continued)

Strategic Partners Small Cap Value	Strategic Partners Small Company	Pro-forma adjustments	Pro-forma Combined Strategic Partners Small Cap Value		Strategic Partners Small Cap Value	Strategic Partners Small Company	Pro-forma adjustments	Pro-forma Combined Strategic Partners Small Cap Value
(Unaudited)	(Unaudited)		(Unaudited)		(Unaudited)	(Unaudited)		(Unaudited)
				Conglomerates
	6,000		6,000	Alleghany Corp*		1,598,761	—	1,598,761
	3,640	—	3,640	Brink’s Co. (The)		128,892	—	128,892
	40,000	—	40,000	Cendant Corp.		942,000	—	942,000
	3,780	—	3,780	Griffon Corp.*		101,795	—	101,795
	7,000	—	7,000	Park Ohio Holdings Corp.*		172,690	—	172,690
					—	2,944,138	—	2,944,138

				Construction
	13,900	—	13,900	Cavco Industries, Inc.*		662,196	—	662,196
	40,000	—	40,000	Champion Enterprises, Inc.*		431,600	—	431,600
	30,000	—	30,000	Fleetwood Enterprises, Inc.*		263,400	—	263,400
	500	—	500	KB Home		54,325	—	54,325
					—	1,411,521	—	1,411,521

				Consumer Products & Services
	33,750	—	33,750	Aaron Rents, Inc. (Class “A” Stock)		644,625	—	644,625
	4,430		4,430	Adesa, Inc		91,568		91,568
	2,340	—	2,340	Alberto-Culver Co. (Class “B” Stock)		126,945	—	126,945
	13,000	—	13,000	Aviall, Inc.*		374,530	—	374,530
	6,000	—	6,000	Bowlin Travel Centers, Inc.*		11,250	—	11,250
	31,000	—	31,000	Chemed Corp.		2,220,219	—	2,220,219
	129,000		129,000	Chestnut Hill Ventures LLC*		129,000		129,000
	35,520	—	35,520	Church and Dwight Co., Inc.		1,222,954	—	1,222,954
	5,890	—	5,890	CNS, Inc.		90,235	—	90,235
	25,000	—	25,000	Elizabeth Arden, Inc.*		591,750	—	591,750
	15,000	—	15,000	Energizer Holdings, Inc.*		849,150	—	849,150
	165,000	—	165,000	Fedders Corp.		531,300	—	531,300
	5,000	—	5,000	Fortune Brands, Inc.		419,900	—	419,900
	3,045	—	3,045	Jarden Corp.*(a)		140,070	—	140,070
	17,000	—	17,000	Marine Products Corp.		430,610	—	430,610
	10,000		10,000	National Patent Development Corp.*(a)		23,800		23,800
	50,000	—	50,000	Oil-Dri Corp. of America		920,000	—	920,000
	10,000	—	10,000	Rayovac Corp.*		375,700	—	375,700
	100,807	—	100,807	Revlon, Inc. (Class “A” Stock)*		241,937	—	241,937
	14,000	—	14,000	Rollins, Inc.		347,200	—	347,200
	3,500	—	3,500	Scotts Co. (The) (Class “A” Stock)*		237,860	—	237,860
	1,000		1,000	Water Pik Technologies, Inc*		19,000		19,000
	70,000	—	70,000	Weider Nutrition International, Inc.*		308,000	—	308,000
					—	10,347,603	—	10,347,603

				Containers & Packaging
	24,000	—	24,000	Crown Holdings, Inc.*		323,760	—	323,760
	26,000	—	26,000	Greif, Inc. (Class “A” Stock)		1,506,440	—	1,506,440
	30,000	—	30,000	Pactiv Corp.*		666,300	—	666,300
23,000		—	23,000	Rock-Tenn Co. (Class A shares)	319,010		—	319,010
					319,010	2,496,500	—	2,815,510

				Diversified Financial Services
15,300		—	15,300	Accredited Home Lenders Holding Co.*	743,274		—	743,274
39,100		—	39,100	AmeriCredit Corp.*	959,905		—	959,905
27,200		—	27,200	Eaton Vance Corp.	680,816		—	680,816
12,000		—	12,000	GATX Corp.	357,360		—	357,360
23,100		—	23,100	Jefferies Group, Inc.	900,900		—	900,900
14,800			14,800	Oriental Financial Group	417,360			417,360
26,600		—	26,600	Raymond James Financial, Inc.	829,122		—	829,122
2,000		—	2,000	Student Loan Corp.	361,320		—	361,320
					5,250,057	—	—	5,250,057

PRO FORMA STATEMENT OF INVESTMENTS FOR THE TRANSACTION AS OF JANUARY 31, 2005 (unaudited) (continued)

Strategic Partners Small Cap Value	Strategic Partners Small Company	Pro-forma adjustments	Pro-forma Combined Strategic Partners Small Cap Value		Strategic Partners Small Cap Value	Strategic Partners Small Company	Pro-forma adjustments	Pro-forma Combined Strategic Partners Small Cap Value
(Unaudited)	(Unaudited)		(Unaudited)		(Unaudited)	(Unaudited)		(Unaudited)
				Diversified Manufacturing
18,700		—	18,700	Watsco, Inc.	647,207		—	647,207

				Diversified Operations
	8,000	—	8,000	Standex Internatioanl Corp.		230,560	—	230,560

				Drugs & Healthcare
8,925		—	8,925	Barr Pharmaceuticals, Inc.*	424,384		—	424,384
17,300		—	17,300	Chattem, Inc.*	624,011		—	624,011
18,700		—	18,700	Cooper Cos., Inc.	1,434,290		—	1,434,290
23,000		—	23,000	Covance, Inc.*	977,500		—	977,500
18,000		—	18,000	K-V Pharmaceutical Co.*	369,900		—	369,900
12,000		—	12,000	Owens & Minor, Inc.	342,600		—	342,600
8,400		—	8,400	Perrigo Company	144,060		—	144,060
26,400		—	26,400	Pharmaceutical Product Development, Inc.*	1,094,280		—	1,094,280
26,700		—	26,700	Serologicals Corp.*	631,188		—	631,188
					6,042,213	—	—	6,042,213

				Electric Utilities
18,000		—	18,000	Cleco Corp.	355,140		—	355,140
11,000			11,000	Duquesne Light Holdings, Inc.	204,160			204,160
24,000		—	24,000	PNM Resources, Inc.	605,520		—	605,520
					1,164,820	—	—	1,164,820

				Electrical Equipment
13,000		—	13,000	Acuity Brands, Inc.	357,110		—	357,110
10,800		—	10,800	Regal-Beloit Corp.	325,512		—	325,512
					682,622	—	—	682,622

				Electronic Components & Equipment
	45,000	—	45,000	Agere Systems, Inc. (Class “B” Stock)*		64,800	—	64,800
	52,000	—	52,000	AMETEK, Inc.		1,986,400	—	1,986,400
	27,000	—	27,000	Baldor Electric Co.		756,810	—	756,810
	10,000	—	10,000	Belden CDT, Inc.*		203,100	—	203,100
	110,000	—	110,000	CTS Corp.		1,464,100	—	1,464,100
	20,000	—	20,000	Electro Rental Corp.*		279,600	—	279,600
	400	—	400	ESCO Technologies, Inc.*		28,724	—	28,724
25,100	2,000		27,100	FLIR Systems, Inc.*(a)	1,529,845	121,900		1,651,745
	51,400	—	51,400	Franklin Electric Co., Inc.		2,261,086	—	2,261,086
	56,000	—	56,000	GrafTech International Ltd.*		455,840	—	455,840
	28,000	—	28,000	Katy Industries, Inc.*		135,800	—	135,800
	99,800	—	99,800	Lamson & Sessions Co.*		977,042	—	977,042
	16,000	—	16,000	Landauer, Inc.		747,840	—	747,840
	4,000	—	4,000	Lecroy Corp.*		93,480	—	93,480
	10,800	—	10,800	Littelfuse, Inc.*		343,764	—	343,764
	40,000	—	40,000	Magnetek, Inc.*		242,800	—	242,800
	18,000	—	18,000	Methode Electronics, Inc. (Class “A” Stock)		225,540	—	225,540
	25,000	—	25,000	Monolithic System Technology, Inc.*		145,250	—	145,250
	13,000	—	13,000	Park Electrochemical Corp.		254,150	—	254,150
	3,100	—	3,100	Parker-Hannifin Corp.		201,996	—	201,996
	9,350	—	9,350	Pentair, Inc.		414,392	—	414,392
	4,000	—	4,000	Rockwell Automation, Inc.		226,600	—	226,600
	115,000	—	115,000	Thomas & Betts Corp.*		3,359,151	—	3,359,151
	20,000	—	20,000	Trans-Lux Corp.		142,000	—	142,000
					1,529,845	15,132,165	—	16,662,010

PRO FORMA STATEMENT OF INVESTMENTS FOR THE TRANSACTION AS OF JANUARY 31, 2005 (unaudited) (continued)

Strategic Partners Small Cap Value	Strategic Partners Small Company	Pro-forma adjustments	Pro-forma Combined Strategic Partners Small Cap Value		Strategic Partners Small Cap Value	Strategic Partners Small Company	Pro-forma adjustments	Pro-forma Combined Strategic Partners Small Cap Value
(Unaudited)	(Unaudited)		(Unaudited)		(Unaudited)	(Unaudited)		(Unaudited)
				Electronic Equipment & Instruments
36,100		—	36,100	Checkpoint Systems, Inc.*	561,716		—	561,716

				Electronics
9,300		—	9,300	Lincoln Electric Holdings, Inc.	298,995		—	298,995
47,500		—	47,500	Sanmina-SCI Corp.*	293,550		—	293,550
					592,545	—	—	592,545

				Energy Equipment & Services
11,500		—	11,500	Tidewater, Inc.	445,740		—	445,740

				Entertainment & Leisure
	2,760	—	2,760	Brunswick Corp.		127,291	—	127,291
	4,000	—	4,000	Churchill Downs, Inc.		160,200	—	160,200
	64,369	—	64,369	Dover Downs Gaming & Entertainment, Inc.		881,855	—	881,855
	112,000	—	112,000	Dover Motorsports, Inc.		674,240	—	674,240
	40,060	—	40,060	Gaylord Entertainment Co. (Class “A” Stock)*		1,572,355	—	1,572,355
	4,000	—	4,000	International Speedway Corp. (Class “A” Stock)		219,680	—	219,680
	20,000		20,000	Kerzner International Ltd.*(a)		1,206,600		1,206,600
	160,000	—	160,000	Magna Entertainment Corp.*		888,000	—	888,000
	25,000	—	25,000	Pinnacle Entertainment, Inc.*		451,250	—	451,250
	130,000	—	130,000	Six Flags, Inc.*		556,400	—	556,400
	113,290	—	113,290	Topps Co., Inc. (The)		1,126,103	—	1,126,103
	3,800	—	3,800	Vail Resorts, Inc.*		91,086	—	91,086
					—	7,955,060	—	7,955,060

				Environmental Services
	80,000	—	80,000	Allied Waste Industries, Inc.*		664,800	—	664,800
	25,000	—	25,000	Catalytica Energy Systems, Inc.*		60,250	—	60,250
	8,000	—	8,000	CUNO, Inc.*		459,440	—	459,440
	35,000	—	35,000	Republic Services, Inc.		1,153,950	—	1,153,950
					—	2,338,440	—	2,338,440

				Equipment Services
	38,000	—	38,000	Gerber Scientific, Inc.*		274,360	—	274,360
	70,000	—	70,000	Industrial Distribution Group, Inc.*		535,500	—	535,500
					—	809,860	—	809,860

				Farming & Agriculture
	1,310	—	1,310	Delta & Pine Land Co.		38,566	—	38,566

				Financial - Bank & Trust
	5,600	—	5,600	Crazy Woman Creek Bancorp, Inc.		96,600	—	96,600
	29,000	—	29,000	First Republic Bank		1,463,050	—	1,463,050
	12,000	—	12,000	Hibernia Corp. (Class “A” Stock)(a)		315,840	—	315,840
	18,000	—	18,000	Silicon Valley Bancshares*		785,520	—	785,520
	3,000		3,000	Soverign Bancorp, Inc.(a)		68,220		68,220
	5,780	—	5,780	TCF Financial Corp.		162,476	—	162,476
	3,000	—	3,000	Webster Financial Corp.		134,550	—	134,550
					—	3,026,256	—	3,026,256

				Financial Services
	48,000	—	48,000	BKF Capital Group, Inc.		1,813,440	—	1,813,440
	9,800	—	9,800	CIT Group, Inc.		395,626	—	395,626

PRO FORMA STATEMENT OF INVESTMENTS FOR THE TRANSACTION AS OF JANUARY 31, 2005 (unaudited) (continued)

Strategic Partners Small Cap Value	Strategic Partners Small Company	Pro-forma adjustments	Pro-forma Combined Strategic Partners Small Cap Value		Strategic Partners Small Cap Value	Strategic Partners Small Company	Pro-forma adjustments	Pro-forma Combined Strategic Partners Small Cap Value
(Unaudited)	(Unaudited)		(Unaudited)		(Unaudited)	(Unaudited)		(Unaudited)
	35,000	—	35,000	Interactive Data Corp.*		746,200	—	746,200
	43,000		43,000	SWS Group, Inc		873,760	—	873,760
					—	3,829,026	—	3,829,026

				Food
	30,000	—	30,000	Archer-Daniels-Midland Co.		726,000	—	726,000
	76,000	—	76,000	Corn Products International, Inc.		2,231,360	—	2,231,360
	9,770	—	9,770	Del Monte Foods Co.*		110,206	—	110,206
	80,000	—	80,000	Flowers Foods, Inc.		2,440,799	—	2,440,799
	15,000	—	15,000	Hain Celestial Group, Inc.*		301,800	—	301,800
	67,600	—	67,600	Ingles Markets, Inc. (Class “A” Stock)		887,588	—	887,588
	3,800	—	3,800	Performance Food Group Co.*		103,398	—	103,398
	7,000	—	7,000	Smucker, (J.M.) Co. (The)(a)		326,550	—	326,550
	1,000	—	1,000	Suprema Specialties, Inc.*(cost $12,750; purchased 11/08/01)(g)		—	—	—
	111,500	—	111,500	Tl Administration Corp.*		3,178	—	3,178
	11,404	—	11,404	Tootsie Roll Industries, Inc.		366,867	—	366,867
					—	7,497,746	—	7,497,746

				Food & Staples Retailing
18,000		—	18,000	Casey’s General Stores, Inc.	317,160		—	317,160
17,000		—	17,000	Ruddick Corp.	358,700		—	358,700
					675,860	—	—	675,860

				Food Products
13,200		—	13,200	Corn Products International, Inc.	387,552		—	387,552
14,500		—	14,500	Fresh Del Monte Produce, Inc. (Cayman Islands)	462,985		—	462,985
8,500		—	8,500	Lancaster Colony Corp.	359,635		—	359,635
14,000		—	14,000	Loews Corp - Carolina Group	439,460		—	439,460
7,500		—	7,500	Universal Corporation VA	354,450		—	354,450
					2,004,082	—	—	2,004,082

				Gas Utilities
13,500		—	13,500	Atmos Energy Corp.	373,950		—	373,950
19,600		—	19,600	Cascade Natural Gas Corp.	400,624		—	400,624
10,500		—	10,500	Northwest Natural Gas Co.	356,475		—	356,475
9,000		—	9,000	Peoples Energy Corp.	385,470		—	385,470
12,000		—	12,000	WGL Holdings, Inc.	364,320		—	364,320
					1,880,839	—	—	1,880,839

				Health Care Equipment & Supplies
13,800		—	13,800	Arrow International, Inc.	442,842		—	442,842
5,600		—	5,600	Invacare Corp.	260,624		—	260,624
					703,466	—	—	703,466

				Health Care Providers & Services
21,700	7,000	—	28,700	Accredo Health, Inc.*	646,226	208,460	—	854,686
19,900			19,900	American Healthways, Inc.*	620,482			620,482
10,700			10,700	AMERIGROUP Corp. *	439,877			439,877
	2,700	—	2,700	Laboratory Corp. of America Holdings*(a)		129,195	—	129,195
	2,310	—	2,310	NeighborCare, Inc.*		67,752	—	67,752
25,000		—	25,000	Select Medical Corp.	443,250		—	443,250
					2,149,835	405,407	—	2,555,242
				Homebuilders
32,500		—	32,500	Hovnanian Enterprises, Inc. (Class A shares)*	1,697,800		—	1,697,800
7,000		—	7,000	M/I Homes, Inc.	397,600		—	397,600
					2,095,400	—	—	2,095,400

PRO FORMA STATEMENT OF INVESTMENTS FOR THE TRANSACTION AS OF JANUARY 31, 2005 (unaudited) (continued)

Strategic Partners Small Cap Value	Strategic Partners Small Company	Pro-forma adjustments	Pro-forma Combined Strategic Partners Small Cap Value		Strategic Partners Small Cap Value	Strategic Partners Small Company	Pro-forma adjustments	Pro-forma Combined Strategic Partners Small Cap Value
(Unaudited)	(Unaudited)		(Unaudited)		(Unaudited)	(Unaudited)		(Unaudited)
				Hotels, Restaurants & Leisure
	80,000	—	80,000	Aztar Corp.*		2,578,400	—	2,578,400
15,000		—	15,000	Bob Evans Farms, Inc.	365,400		—	365,400
10,400		—	10,400	Brinker International, Inc.*	391,144		—	391,144
12,200		—	12,200	CEC Entertainment, Inc.*	477,508		—	477,508
18,000		—	18,000	Intrawest Corp. (Canada)	350,100		—	350,100
13,500		—	13,500	Landry’s Restaurants, Inc.	380,700		—	380,700
	40,000	—	40,000	La Quinta Corp.*		347,600	—	347,600
16,600		—	16,600	Sonic Corp.*	528,544		—	528,544
	60,000	—	60,000	Wyndham International, Inc. (Class “A” Stock)*		57,000	—	57,000
					2,493,396	2,983,000	—	5,476,396

				Household Durables
15,600		—	15,600	Harman International Industries, Inc.	1,897,740		—	1,897,740
17,000		—	17,000	Maytag Corp.	267,070		—	267,070
5,005		—	5,005	MDC Holdings, Inc.	364,364		—	364,364
16,000		—	16,000	Meritage Corp.*	1,034,400		—	1,034,400
13,000		—	13,000	Standard Pacific Corp.	864,890		—	864,890
					4,428,464	—	—	4,428,464

				Industrial Conglomerates
13,000		—	13,000	Chicago Bridge & Iron Co. N.V. (Netherlands)	491,400		—	491,400
7,500		—	7,500	Teleflex, Inc.	380,625		—	380,625
					872,025	—	—	872,025

				Industrial Products
	36,500	—	36,500	Acuity Brands, Inc.		1,002,655	—	1,002,655
	8,000	—	8,000	Barnes Group, Inc.		205,200	—	205,200
	1,540	—	1,540	Carlisle Cos., Inc.		97,128	—	97,128
	15,000	—	15,000	Core Molding Technologies, Inc.*		45,600	—	45,600
	90,000	—	90,000	Crane Co.(a)		2,565,000	—	2,565,000
	31,000	—	31,000	Donaldson Co., Inc.(a)		966,580	—	966,580
	120,000	—	120,000	Kaman Corp. (Class “A” Stock)		1,422,000	—	1,422,000
	112,000	—	112,000	Myers Industries, Inc.		1,449,280	—	1,449,280
	62,000	—	62,000	Precision Castparts Corp.		4,358,600	—	4,358,600
	35,000	—	35,000	Robbins & Myers, Inc.		786,100	—	786,100
	1,000	—	1,000	Watts Water Technologies, Inc. (Class “A” Stock)		32,050	—	32,050
					—	12,930,193	—	12,930,193

				Insurance
14,000		—	14,000	American Financial Group, Inc.	431,060		—	431,060
7,500		—	7,500	AmerUs Group Co.	334,275		—	334,275
	28,000	—	28,000	Argonaut Group, Inc.*		599,760	—	599,760
	6,500	—	6,500	CNA Financial Group Corp.*		85,150	—	85,150
11,900		—	11,900	Commerce Group, Inc.	777,189		—	777,189
17,750		—	17,750	Delphi Financial Group, Inc. (Class A shares)	797,685		—	797,685
	5,500	—	5,500	Everest Reinsurance Croup Ltd.		477,950	—	477,950
9,500			9,500	Hilb, Rogal & Hobbs Co.	337,820			337,820
9,000		—	9,000	Landamerica Financial Group Inc.	462,960		—	462,960
	6,000	—	6,000	Midland Co.		200,640	—	200,640
	3,000	—	3,000	PMI Group, Inc. (The)(a)		119,310	—	119,310
17,100		—	17,100	Philadelphia Consolidated Holding Corp.*	1,146,897		—	1,146,897
8,100		—	8,100	Protective Life Corp.	333,396		—	333,396
					4,621,282	1,482,810	—	6,104,092

				Internet Services
	9,560	—	9,560	Stellent, Inc.*		81,738	—	81,738

PRO FORMA STATEMENT OF INVESTMENTS FOR THE TRANSACTION AS OF JANUARY 31, 2005 (unaudited) (continued)

Strategic Partners Small Cap Value	Strategic Partners Small Company	Pro-forma adjustments	Pro-forma Combined Strategic Partners Small Cap Value		Strategic Partners Small Cap Value	Strategic Partners Small Company	Pro-forma adjustments	Pro-forma Combined Strategic Partners Small Cap Value
(Unaudited)	(Unaudited)		(Unaudited)		(Unaudited)	(Unaudited)		(Unaudited)
				Lumber & Wood Products
	9,000	—	9,000	Deltic Timber Corp.		365,310	—	365,310

				Machinery
10,500	2,660	—	13,160	Albany International Corp. (Class A shares)	358,575	90,839	—	449,414
15,000		—	15,000	Barnes Group Inc.	384,750		—	384,750
	10,000	—	10,000	Carbo Ceramics, Inc.		716,500	—	716,500
	43,000	—	43,000	CLARCOR, Inc.		2,342,210	—	2,342,210
12,000		—	12,000	Crane Co.	342,000		—	342,000
	42,000	—	42,000	Flowserve Corp.*		1,047,900	—	1,047,900
	15,000	—	15,000	Gardner Denver, Inc.*		567,900	—	567,900
	75,000	—	75,000	Gencorp, Inc.*		1,393,500	—	1,393,500
	29,000	—	29,000	Graco, Inc.		1,033,850	—	1,033,850
7,000		—	7,000	Harsco Corp.	382,130		—	382,130
	35,000	—	35,000	IDEX Corp.		1,349,250	—	1,349,250
	7,000	—	7,000	Lone Star Technologies, Inc.*		285,530	—	285,530
9,900			9,900	Mueller Industries Inc.	313,830			313,830
	35,000	—	35,000	Smith (A.O.) Corp.		948,850	—	948,850
8,000		—	8,000	Tecumseh Products Co. (Class A shares)	325,040		—	325,040
	22,000	—	22,000	Tennant Co.		851,620	—	851,620
	1,680	—	1,680	Toro Co. (The)		139,860	—	139,860
14,000		—	14,000	Valmont Industries, Inc.	339,220		—	339,220
9,500		—	9,500	York International Corp.	345,040		—	345,040
					2,790,585	10,767,809	—	13,558,394

				Medical Supplies & Equipment
	2,000	—	2,000	Exactech, Inc.*		34,920	—	34,920
	1,506		1,506	Fisher Scientific International, Inc.*		95,104		95,104
	20,000	—	20,000	ICU Medical, Inc.*(a)		526,800	—	526,800
	23,000	—	23,000	Inamed Corp.*		1,591,600	—	1,591,600
	14,000	—	14,000	Inverness Medical Innovations, Inc.*		354,340	—	354,340
	8,000		8,000	Invitrogen Corp.*		549,680		549,680
	20,000	—	20,000	Kensey Nash Corp.*		645,800	—	645,800
	6,250	—	6,250	Lifecore Biomedical, Inc.*		90,875	—	90,875
	5,000	—	5,000	Orthofix International NV (Netherlands)*		199,900	—	199,900
	50,000	—	50,000	Owens & Minor, Inc.		1,427,500	—	1,427,500
	2,610		2,610	PolyMedica Corp		97,692		97,692
	15,000	—	15,000	Regeneration Technologies, Inc.*		154,275	—	154,275
	3,500	—	3,500	Schein, (Henry), Inc.*		238,210	—	238,210
	2,000	—	2,000	Schick Technologies, Inc.*		31,300	—	31,300
	22,000	—	22,000	Sola International, Inc.*		607,420	—	607,420
	3,420	—	3,420	SurModics, Inc.*(a)		100,445	—	100,445
	95,000	—	95,000	Sybron Dental Specialties, Inc.*		3,587,200	—	3,587,200
	1,310	—	1,310	Techne Corp.*		45,680	—	45,680
	8,000	—	8,000	Thoratec Corp.*		79,600	—	79,600
					—	10,458,341	—	10,458,341

				Marine
6,500		—	6,500	Frontline, Ltd. (Bermuda)	329,875		—	329,875
10,000		—	10,000	Teekay Shipping Corp. (Bahamas)	443,700		—	443,700
					773,575	—	—	773,575

				Media
19,000		—	19,000	Handleman Co.	369,550		—	369,550
32,700		—	32,700	Sinclair Broadcast Group, Inc. (Class A shares)(a)	269,121		—	269,121
					638,671	—	—	638,671

PRO FORMA STATEMENT OF INVESTMENTS FOR THE TRANSACTION AS OF JANUARY 31, 2005 (unaudited) (continued)

Strategic Partners Small Cap Value	Strategic Partners Small Company	Pro-forma adjustments	Pro-forma Combined Strategic Partners Small Cap Value		Strategic Partners Small Cap Value	Strategic Partners Small Company	Pro-forma adjustments	Pro-forma Combined Strategic Partners Small Cap Value
(Unaudited)	(Unaudited)		(Unaudited)		(Unaudited)	(Unaudited)		(Unaudited)
				Metals & Mining
19,500		—	19,500	Agnico-Eagle Mines Ltd. (Canada)	248,430		—	248,430
8,700		—	8,700	Arch Coal, Inc.	317,985		—	317,985
	37,000	—	37,000	Barrick Gold Corp. (Canada)		808,820	—	808,820
28,000		—	28,000	Goldcorp., Inc. (Canada)	391,720		—	391,720
	7,000	—	7,000	Layne Christensen Co.*		129,500	—	129,500
12,000		—	12,000	Massey Energy Co.	455,160		—	455,160
	65,610	—	65,610	Material Sciences Corp.*		997,928	—	997,928
4,800		—	4,800	Quanex Corp.	253,056		—	253,056
	10,000	—	10,000	Worthington Industries, Inc.		204,800	—	204,800
					1,666,351	2,141,048	—	3,807,399

				Multi-Utilities & Unregulated Power
7,000		—	7,000	Energen Corp.	410,480		—	410,480
12,500		—	12,500	National Fuel Gas Co.	352,500		—	352,500
19,500		—	19,500	ONEOK, Inc.	540,150		—	540,150
14,000		—	14,000	Vectren Corp.	386,540		—	386,540
16,600		—	16,600	Westar Energy, Inc	386,780		—	386,780
					2,076,450	—	—	2,076,450

				Multimedia
12,600		—	12,600	Scholastic Corp.*	431,550		—	431,550

				Office Equipment
	2,650	—	2,650	Hon Industries, Inc.		106,928	—	106,928
	12,000	—	12,000	McGrath Rentcorp		515,520	—	515,520
	70,000	—	70,000	Nashua Corp.*		812,000	—	812,000
					—	1,434,448	—	1,434,448

				Oil & Gas
34,000		—	34,000	Cabot Oil & Gas Corp.	1,600,720		—	1,600,720
	60,000	—	60,000	Callon Petroleum Co.*		876,600	—	876,600
33,800		—	33,800	Chesapeake Energy Corp.	593,866		—	593,866
	32,000	—	32,000	Devon Energy Corp. (a)		1,301,440	—	1,301,440
	12,000	—	12,000	El Paso Corp.		130,440	—	130,440
	4,300	—	4,300	EOG Resources, Inc.		319,275	—	319,275
	10,500	—	10,500	Equitable Resources, Inc.		598,920	—	598,920
	37,000	—	37,000	Forest Oil Corp.*		1,246,530	—	1,246,530
7,100			7,100	Frontier Oil Corp	198,587			198,587
	3,000	—	3,000	Gyrodyne Co. of America, Inc.*		115,230	—	115,230
800			800	Holly Corp.	24,208			24,208
	15,190	—	15,190	Key Energy Services, Inc.*		188,508	—	188,508
	10,000	—	10,000	Lufkin Industries, Inc.		402,900	—	402,900
	50,000	—	50,000	Newpark Resources, Inc.*		260,000	—	260,000
	1,500		1,500	Noble Corp		80,025		80,025
	75,000	—	75,000	ONEOK, Inc.		2,077,500	—	2,077,500
	3,000	—	3,000	Pioneer Natural Resources Co. (a)		115,170	—	115,170
30,000		—	30,000	Range Resources Corp.	665,700		—	665,700
	12,000	—	12,000	Rowan Cos., Inc.		337,920	—	337,920
16,000		—	16,000	St. Mary Land & Exploration Co.	688,160		—	688,160
26,500		—	26,500	Swift Energy Co.*	802,155		—	802,155
9,000		—	9,000	UGI Corp.	375,030		—	375,030
25,000		—	25,000	Vintage Petroleum, Inc.	605,250		—	605,250
13,000		—	13,000	Western Gas Resources, Inc.	395,850		—	395,850
	72,000	—	72,000	XTO Energy, Inc.		2,585,520	—	2,585,520
					5,949,526	10,635,978	—	16,585,504

PRO FORMA STATEMENT OF INVESTMENTS FOR THE TRANSACTION AS OF JANUARY 31, 2005 (unaudited) (continued)

Strategic Partners Small Cap Value	Strategic Partners Small Company	Pro-forma adjustments	Pro-forma Combined Strategic Partners Small Cap Value		Strategic Partners Small Cap Value	Strategic Partners Small Company	Pro-forma adjustments	Pro-forma Combined Strategic Partners Small Cap Value
(Unaudited)	(Unaudited)		(Unaudited)		(Unaudited)	(Unaudited)		(Unaudited)
				Paper & Forest Products
6,700		—	6,700	Potlatch Corp.	308,334		—	308,334
	13,000	—	13,000	Scweitzer-Mauduit International, Inc.		436,020	—	436,020
					308,334	436,020	—	744,354

				Personal Services
	16,790	—	16,790	Matthews International Corp. (Class “A” Stock)		582,781	—	582,781

				Pharmaceuticals
	5,000	—	5,000	Bone Care International, Inc.*		141,500	—	141,500
	6,200	—	6,200	Priority Healthcare Corp. (Class “B” Stock)*		142,972	—	142,972
					—	284,472	—	284,472

				Printing & Publishing
	6,610	—	6,610	Bowne & Co., Inc.		98,159	—	98,159
	4,530	—	4,530	Hollinger International, Inc.		66,002	—	66,002
	3,340	—	3,340	Journal Communications, Inc. (Class “A” Stock)		57,281	—	57,281
	45,000	—	45,000	Journal Register Co.*		815,850	—	815,850
	4,000	—	4,000	Lee Enterprises, Inc.		178,200	—	178,200
	11,000	—	11,000	McClatchy Co.		769,230	—	769,230
	19,000	—	19,000	Nelson, (Thomas), Inc.		424,650	—	424,650
	260,000	—	260,000	PRIMEDIA, Inc.*		1,008,800	—	1,008,800
	46,800	—	46,800	Pulitzer, Inc.		2,969,928	—	2,969,928
					—	6,388,100	—	6,388,100

				Real Estate
	13,000	—	13,000	Griffin Land & Nurseries, Inc.*		321,360	—	321,360
	17,500	—	17,500	Harbor Global Co.*		157,500	—	157,500
					—	478,860	—	478,860

				Real Estate Investment Trusts
20,000		—	20,000	Annaly Mortgage Management Inc.	392,000		—	392,000
13,200		—	13,200	Entertainment Properties Trust	555,852		—	555,852
13,700		—	13,700	Equity One, Inc.	279,617		—	279,617
6,700		—	6,700	First Industrial Realty Trust, Inc.	262,104		—	262,104
6,600		—	6,600	Healthcare Realty Trust Inc.	240,702		—	240,702
24,600		—	24,600	HRPT Properties Trust	292,986		—	292,986
	25,000	—	25,000	Innkeepers USA Trust [REIT]		337,500	—	337,500
13,100		—	13,100	Nationwide Health Properties, Inc.	284,139		—	284,139
15,500		—	15,500	New Plan Excel Realty Trust	391,685		—	391,685
6,000		—	6,000	Shurgard Storage Centers, Inc.	245,400		—	245,400
9,600		—	9,600	SL Green Realty Corp.	511,008		—	511,008
	5,000	—	5,000	Sun Communities, Inc. [REIT]		185,500	—	185,500
					3,455,493	523,000	—	3,978,493

				Restaurants
	75,000		75,000	Steak’n Shake Co. (The)*		1,478,250		1,478,250
	26,720		26,720	Triarc Cos., Inc (Class”A” Stock)		414,160		414,160
	53,560		53,560	Triarc Cos., Inc (Class”B” Stock)		790,010		790,010
	3,300		3,300	Wendy’s International, Inc.(a)		129,426		129,426
					—	2,811,846	—	2,811,846

				Retail
	3,000	—	3,000	Big 5 Sporting Goods Corp.		82,140	—	82,140
	4,000	—	4,000	Bon-Ton Stores, Inc.		62,920	—	62,920
11,800		—	11,800	Borders Group, Inc.	309,750		—	309,750
11,500		—	11,500	Brown Shoe Co., Inc.	333,040		—	333,040

PRO FORMA STATEMENT OF INVESTMENTS FOR THE TRANSACTION AS OF JANUARY 31, 2005 (unaudited) (continued)

Strategic Partners Small Cap Value	Strategic Partners Small Company	Pro-forma adjustments	Pro-forma Combined Strategic Partners Small Cap Value		Strategic Partners Small Cap Value	Strategic Partners Small Company	Pro-forma adjustments	Pro-forma Combined Strategic Partners Small Cap Value
(Unaudited)	(Unaudited)		(Unaudited)		(Unaudited)	(Unaudited)		(Unaudited)
11,200		—	11,200	Burlington Coat Factory Warehouse Corp.	289,072		—	289,072
15,800		—	15,800	Claire’s Stores Inc.	325,954		—	325,954
	30,000	—	30,000	Movado Group, Inc.		546,900	—	546,900
	20,000	—	20,000	Neiman Marcus Group, Inc. (Class “A” Stock)(a)		1,337,999	—	1,337,999
	16,000	—	16,000	Neiman Marcus Group, Inc. (Class “B” Stock)		998,400	—	998,400
	4,550	—	4,550	Office Depot, Inc.*		78,670	—	78,670
	600		600	Office Max Inc.(a)		177,060		177,060
30,000		—	30,000	Phillips-Van Heusen Co.	816,300		—	816,300
	2,602	—	2,602	Sports Authority, Inc. (The)		66,013	—	66,013
12,300			12,300	School Specialty Inc, *	478,347			478,347
7,400			7,400	Stein Mart inc.*	146,002			146,002
					2,698,465	3,350,102	—	6,048,567

				Semiconductors
	31,000	—	31,000	Axcelis Technologies, Inc.*		231,570	—	231,570
	18,000	—	18,000	Omnivision Technologies, Inc.*(a)		292,140	—	292,140
					—	523,710	—	523,710

				Road & Rail
8,000		—	8,000	Arkansas Best Corp.	321,360		—	321,360
8,000		—	8,000	USF Corp.	263,680		—	263,680
					585,040	—	—	585,040

				Telecommunications
	135,300	—	135,300	Acme Communications, Inc.*		769,857	—	769,857
83,900		—	83,900	American Tower Corp. (Class A shares)*	1,520,268		—	1,520,268
	58,000	—	58,000	AO VimpelCom [ADR] (Russia)*		2,099,600	—	2,099,600
	35,000	—	35,000	Centennial Communications, Inc.*		304,500	—	304,500
	150,000	—	150,000	Cincinnati Bell, Inc.*		637,500	—	637,500
	65,000	—	65,000	Corning, Inc.*(a)		711,100	—	711,100
	80,000	—	80,000	D & E Communications, Inc.		948,000	—	948,000
	60,000	—	60,000	Dobson Communications Corp.*		110,400	—	110,400
	20,000		20,000	Insight Communications Co. Inc.*		202,200		202,200
	15,000	—	15,000	Nextel Communications, Inc. (Class “A” Stock)*(a)		430,350	—	430,350
	6,000	—	6,000	Plantronics, Inc.		223,260	—	223,260
	45,000	—	45,000	Rural Cellular Corp.*		333,900	—	333,900
	10,000	—	10,000	Stratos International, Inc.*		40,000	—	40,000
	30,000	—	30,000	Sycamore Networks, Inc.*		103,800	—	103,800
	74,000	—	74,000	Western Wireless Corp. (Class “A” Stock)*		2,795,720	—	2,795,720
					1,520,268	9,710,187	—	11,230,455

				Textiles, Apparel & Luxury Goods
12,000		—	12,000	Kellwood Co.	347,280		—	347,280
17,000		—	17,000	Russell Corp.	306,000		—	306,000
					653,280	—	—	653,280

				Thrifts & Mortgage Finance
19,000		—	19,000	Fremont General Corp.	465,310		—	465,310
16,800		—	16,800	Washington Federal, Inc.	437,640		—	437,640
					902,950	—	—	902,950

				Transportation
	45,000	—	45,000	GATX Corp.		1,340,100	—	1,340,100
	25,000	—	25,000	Grupo TMM S.A. de C.V [ADR] (Mexico)*		81,500	—	81,500
	2,000	—	2,000	Hub Group, Inc. (Class “A” Stock) (Canada)*		108,920	—	108,920
	4,180		4,180	Laidlaw International, Inc.*		90,999		90,999
	6,000	—	6,000	Ryder System, Inc.		273,300	—	273,300
					—	1,894,819	—	1,894,819

PRO FORMA STATEMENT OF INVESTMENTS FOR THE TRANSACTION AS OF JANUARY 31, 2005 (unaudited) (continued)

Strategic Partners Small Cap Value	Strategic Partners Small Company	Pro-forma adjustments	Pro-forma Combined Strategic Partners Small Cap Value		Strategic Partners Small Cap Value	Strategic Partners Small Company	Pro-forma adjustments	Pro-forma Combined Strategic Partners Small Cap Value
(Unaudited)	(Unaudited)		(Unaudited)		(Unaudited)	(Unaudited)		(Unaudited)
				Utilities
	23,000	—	23,000	AES Corp.*		323,150	—	323,150
	1,476	—	1,476	Allete, Inc.		61,062	—	61,062
	9,200	—	9,200	Alliant Energy Corp.		253,000	—	253,000
	80,000	—	80,000	Aquila, Inc.*		296,000	—	296,000
	42,000	—	42,000	CH Energy Group, Inc.		1,986,600	—	1,986,600
	23,000	—	23,000	Connecticut Water Service, Inc.		613,410	—	613,410
	20,000	—	20,000	DPL, Inc.(a)		519,800	—	519,800
	110,000	—	110,000	Duquesne Light Holdings, Inc.(a)		2,041,600	—	2,041,600
	120,000	—	120,000	El Paso Electric Co.*		2,332,799	—	2,332,799
	8,000	—	8,000	Florida Public Utilities Co.		140,400	—	140,400
	3,110	—	3,110	Ionics, Inc.*		136,405	—	136,405
	8,000	—	8,000	Maine & Maritimes Corp.		201,840	—	201,840
	28,000	—	28,000	MGE Energy, Inc.		1,005,480	—	1,005,480
	80,000	—	80,000	Northeast Utilities		1,496,000	—	1,496,000
	35,563	—	35,563	Southern Union Co.*		829,318	—	829,318
	4,500	—	4,500	TXU Corp.(a)		311,400	—	311,400
					—	12,548,264	—	12,548,264

				Waste Management
13,200		—	13,200	Republic Services, Inc.	435,204	—	—	435,204

				TOTAL COMMON STOCK	76,687,523	207,718,947	—	284,406,470

				TOTAL LONG-TERM INVESTMENTS
				(cost $56,022,874; $131,183,533 & $187,206,407)	76,687,523	207,718,947	—	284,406,470

Principal Amount	Principal Amount	Principal Amount	Principal Amount
(000)	(000)	(000)	(000)
				SHORT-TERM INVESTMENT
				Certificates of Deposit
	116		116	Banco Santander PR 2.375%, 02/07/05 (b) (c)	—	115,640	—	115,640

				Commercial Paper
	3,916		3,916	Skandinaviska Enskida Banken 2.47%, 02/17/05 (b) (c)	—	3,916,426	—	3,916,426

				Corporate Obligations
	167	—	167	Bank of America NA 2.30%, 02/01/05 (b) (c)		166,565	—	166,565

	120		120	Bear Stearns 2.53%, 02/01/05 (b) (c)		119,998		119,998

	3,511	—	3,511	Goldman Sachs Group, Inc. 2.58%, 02/01/05 (b)(c)		3,510,570	—	3,510,570

	137	—	137	Morgan Stanley 2.58%, 02/01/05 (b) (c)		137,035		137,035

	692	—	692	Natexis Banque 2.55%, 02/01/05 (b) (c)		691,608	—	691,608

	1,489	—	1,489	Sedna Finance Corp 2.45%, 02/15/05 (b) (c)		1,488,611	—	1,488,611
					—	6,114,387	—	6,114,387

PRO FORMA STATEMENT OF INVESTMENTS FOR THE TRANSACTION AS OF JANUARY 31, 2005 (unaudited) (continued)

Strategic Partners Small Cap Value	Strategic Partners Small Company	Pro-forma adjustments	Pro-forma Combined Strategic Partners Small Cap Value		Strategic Partners Small Cap Value	Strategic Partners Small Company	Pro-forma adjustments	Pro-forma Combined Strategic Partners Small Cap Value
(Unaudited)	(Unaudited)		(Unaudited)		(Unaudited)	(Unaudited)		(Unaudited)
				Time Deposit
	399	—	399	ABN Amro Bank 2.50%, 02/01/05 (b)	—	399,267	—	399,267

Shares	Shares	Shares	Shares
				Non-Registered Investment Company
	7,763,407	—	7,763,407	BlackRock Institutional Money Market Trust(b) (j)	—	7,763,407	—	7,763,407

				Registered Investments Companies
5,228,654		—	5,228,654	Dryden Core Investment—Taxable Money Market Series	5,228,654	—	—	5,228,654

				Total Short-Term Investments
				(cost $5,228,654; $18,309,127 & $23,537,781)	5,228,654	18,309,127	—	23,537,781

				Total Investments
				(cost $61,251,528; $149,492,660 & $210,744,188)	81,916,177	226,028,074	—	307,944,251

				Liabilities in excess of other assets	36,468	(19,148,034)	—	(19,111,566)

				Total Net Assets	$81,952,645	$206,880,040	$—	$288,832,685

The following abbreviations are used throughout the Statement of Net Assets:

ADR       American Depositary Receipt

REIT       Real Estate Investment Trust

The following annotations are used throughout the Statement of Net Assets:

 *             Non-income producing security.

(a)           Portion of securities on loan with an aggregate market value of $17,760,193; cash collateral of $18,309,127 (included with liabilities) was received with which the portfolio purchased highly liquid short-term investments.

(b)           Represents security purchased with cash collateral for securities on loan.

(c)           Indicates a variable rate security. The maturity date presented for these instrument is the next date on which the rate of interest is adjusted.

(g)           Indicates a security that has been deemed illiquid. The aggregate cost of the illiquid security is $12,750. The aggregate value, $0 represents 0.00% of net assets.

(j)            Security available to institutional investors only.

None of the investments must be sold as a result of the Transaction.

Pro Forma Statements of Assets and Liabilities for the Transaction

as of  January 31, 2005 (unaudited)

Assets	Strategic Partners Small Cap Value	Strategic Partners Small Company	Pro-forma adjustments		Pro-forma Combined Strategic Partners Small Cap Value

Investments, at value (cost $61,251,528; $149,492,660 & $210,744,188 respectively)	$81,916,177	$226,028,074			$307,944,251
Cash	—	60,522			60,522
Receivable for investments sold	34,982	995,011			1,029,993
Receivable for Fund shares sold	348,418	141,257			489,675
Dividends and interest receivable	50,324	111,790			162,114
Prepaid expenses & other assets	1,596	28,308			29,904

Total assets	82,351,497	227,364,962			309,716,459

Liabilities

Payable to Broker for collateral for securities on loan	—	18,309,127			18,309,127
Payable from loans	—	1,000,000			1,000,000
Payable for investments purchased	160,931	—			160,931
Payable for Fund shares reacquired / redeemed	59,865	628,812			688,677
Accrued expenses & other liabilities	68,178	344,881			413,059
Management fee payable	47,662	43,260			90,922
Distribution fee payable	48,150	153,043			201,193
Due to custodian	11,182	—			11,182
Deferred directors’ fees	2,884	5,799			8,683

Total liabilities	398,852	20,484,922			20,883,774

Net Assets	$81,952,645	$206,880,040			288,832,685

Net assets were comprised of:
Common stock, at par ($.001 par value; unlimited shares authorized for issuance for each fund)	$4,760	$13,443	(1,338)		16,865
Paid-in capital in excess of par	60,031,382	130,252,005	1,338		190,284,725
	60,036,142	130,265,448			190,301,590
Net investment loss	(120,321)	(3,061,887)			(3,182,208)
Accumulated net realized gain on investments	1,372,175	3,141,065			4,513,240
Net unrealized appreciation on investments	20,664,649	76,535,414			97,200,063
Net assets, June 30, 2004	$81,952,645	$206,880,040	—		288,832,685

Class A
Net assets	$32,238,399	$8,720,406	$—		$40,958,805
Shares of common stock issued and outstanding	1,821,043	549,165	(56,577	)(a)	2,313,631
Net asset value and redemption price per share	$17.70	$15.88			$17.70
Maximum sales charge (5.5% of offering price)	1.03	1.00			1.03
Maximum offering price to public	$18.73	$16.88			$18.73
Class B
Net assets	$24,893,614	$1,008,555	—		$25,902,169
Shares of common stock issued and outstanding	1,471,483	65,997	(6,380	)(a)	1,531,100
Net asset value, offering price and redemption price per share	$16.92	$15.28			$16.92
Class C
Net assets	$24,820,632	$39,730,246	—		$64,550,878
Shares of common stock issued and outstanding	1,467,310	2,604,737	(256,022	)(a)	3,816,025
Offering price and redemption price per share	$16.92	$15.25			$16.92
Class L
Net assets	—	$38,880,845	—		$38,880,845
Shares of common stock issued and outstanding	—	2,460,083	(263,425	)(a)	2,196,658
Net asset value, offering price and redemption price per share	—	$15.80	—		$17.70
Class M
Net assets	—	$90,766,072	—		$90,766,072
Shares of common stock issued and outstanding	—	5,944,692	(578,915	)(a)	5,365,777
Net asset value, offering price and redemption price per share	—	$15.27	—		$16.92
Class X
Net assets	—	$27,773,916	—		$27,773,916
Shares of common stock issued and outstanding	—	1,818,469	(176,571	)(a)	1,641,898
Net asset value, offering price and redemption price per share	—	$15.27	—		$16.92

Notes to pro-forma Statement of Assets and Liabilities:

(a)  Represents the difference between total additional shares to be issued (see note 2) and current Strategic Partners Small Cap Value Fund shares outstanding

See accompanying notes to Pro forma financial statements

Pro forma Statement of Operations for the Transaction

12 Months Ended  January 31, 2005 (unaudited)

					Proforma combined
Net Investment Income	Strategic Partners Small Cap Value 12 months ended 1/31/05	Strategic Partners Small Company 12 months ended 1/31/05	Proforma adjustments		Strategic Partners Small Cap Value 12 months ended 1/31/05

Income
Dividends	$1,119,359	$2,283,295			$3,402,654
Interest	—	11,800			11,800
Income from Securities Loaned, Net	—	45,579			45,579
Less: Foreign withholding taxes	(1,983)	(1,802)			(3,785)
	$1,117,376	$2,338,872			$3,456,248

Expenses
Management fee	458,698	2,117,707	(635,312	)(a)	1,941,093
Distribution fee - Class A	55,989	9,994			65,983
Distribution fee - Class B	222,011	4,553			226,564
Distribution fee - Class C	209,316	416,260			625,576
Distribution fee - Class L	—	219,228			219,228
Distribution fee - Class M	—	935,238			935,238
Distribution fee - Class X	—	283,414			283,414
Transfer agent’s fees and expenses	119,000	899,786			1,018,786
Reports to shareholders	15,000	244,234	(211,234	)(b)	48,000
Administration, Accounting and Custodian’s fees and expenses	106,000	186,515	(161,055	)(b)	131,460
Registration fees	36,000	47,233	(36,000	)(b)	47,233
Legal fees and expenses	29,000	49,926	(49,926	)(c)	29,000
Trustee’s fee and expenses	8,000	6,705	(6,705	)(c)	8,000
Audit fee	21,000	16,700	(16,700	)(c)	21,000
Interest Expense	—	3,561			3,561
Miscellaneous	6,624	4,565	(4,565	)(c)	6,624
Total expenses	1,286,638	5,445,619	(1,121,497)		5,610,760
Less: Expense subsidy	—	(608,328)	608,328		0
Net Expense	1,286,638	4,837,291	(513,169)		5,610,760
Net investment income	(430,683)	(2,498,419)	513,169		(2,154,512)

Net Realized / Unrealized Gain on Investments
Net realized gain on investment transactions	3,719,375	13,312,782			17,032,157
Net change in unrealized appreciation (depreciation) on investments	8,653,218	13,805,020			22,458,238

Net Increase In Net Assets Resulting From Operations	$11,941,910	$24,619,383	$513,169		$37,335,883

Notes to pro-forma statement of operations:

(a) Based on management fee schedule of strategic Partners Small Cap Value fund.

(b) Reduction due to savings from elimination of certain duplicative expenses and economies of scale.

(c) Elimination of duplicate expense.

See accompanying notes to Pro forma financial statements

Notes to Pro-Forma Financial Statements for the Transaction

(unaudited)

1.     Basis of Combination – The Pro-Forma Statement of Assets and Liabilities, including the Pro-Forma Schedule of Investments at  January 31, 2005 and the related Pro-Forma Statement of Operations (“Pro-Forma Statements”) for the year ended January 31, 2005, reflect the accounts of Strategic Partners Small Capitalization Value Fund and Strategic Partners Small Company Fund, each a “Fund.”

The Pro Forma Statements give effect to the proposed transfer of all assets and liabilities of Strategic Partners Small Company Fund in exchange for shares in Strategic Partners Small Capitalization Value Fund as if it had occurred at the beginning of the year.  The Pro Forma Statements should be read in conjunction with the historical financial statements of each Fund included in their respective Statement of Additional Information.

2.     Shares of Beneficial Interest – The pro-forma net asset value per share assumes the issuance of additional Class A, B, C, L, M, and X shares of Strategic Partners Small Capitalization Value Fund, which would have been issued on January 31, 2005, in connection with the proposed reorganization.  Shareholders of Strategic Partners Small Company Fund would become shareholders of Strategic Partners Small Capitalization Value Fund, receiving shares of Strategic Partners Small Capitalization Value Fund equal to the value of their holdings in Strategic Partners Small Company Fund. The amount of additional shares assumed to be issued has been calculated based on the January 31, 2005 net assets of Strategic Partners Small Company Fund and Strategic Partners Small Capitalization Value Fund, the net asset value per share of as follows:

Strategic Partners Small Cap Value Fund Additional Shares Issued	Net Assets 1/31/05	Net Asset Value Per Share 1/31/05
Class A	$8,720,406	$17.70
Class B	$1,008,555	$16.92
Class C	$39,730,246	$16.92
Class L	$38,880,845	$17.70
Class M	$90,766,072	$16.92
Class X	$27,773,916	$16.92

3.     Pro Forma Operations – The Pro Forma Statement of Operations assumes similar rates of gross investment income for the investments of each Fund.  Accordingly, the combined gross investment income is equal to the sum of each Fund’s gross investment income.  Certain expenses have been adjusted to reflect the expected expenses of the combined entity.  The pro-forma investment management fees and plan of distribution fees of the combined Fund are based on the fee schedule in effect for Strategic Partners Small Capitalization Value Fund at the combined level of average net assets for the twelve months ended January 31, 2005.

4.     Securities Valuation – Securities listed on a securities exchange (other than options on securities and Indices) are valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, at the mean between the last reported bid and ask prices, or at the last bid price on such day in the absence of an asked price. Securities traded via Nasdaq are valued at the Nasdaq official closing price (“NOCP”) on the day of valuation, or if there was no NOCP, at the last sale price. Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by Prudential Investments LLC (“PI” or “Manager”), in consultation with the subadviser(s); to be over-the-counter, are valued at market value using prices provided by an independent pricing agent or principal market maker. Options on securities and indices traded on an exchange are valued at the last sale price as of the close of trading on the applicable exchange or, if there was no sale, at the mean between the most recently quoted bid and asked prices on such exchange or at the last bid price in the absence of an asked price. Futures contracts and options thereon traded on a commodities exchange or board of trade are valued at the last sale price at the close of trading on such exchange or board of trade or, if there was no sale on the applicable commodities exchange or board of trade on such day, at the mean between the most recently quoted bid and asked prices on such exchange or board of trade or at the last bid price in the absence of an asked price. Prices may be obtained from independent pricing services which use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Securities for which reliable market quotations are not readily available, or whose values have been affected by events occurring after the close of the security’s foreign market and before the Funds’ normal pricing time, are valued at fair value in accordance with the Board of Trustees’ approved fair valuation procedures. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values.

The Funds Valuation policies are substantially identical and there are no differences in the terms of how each Fund values its portfolio securities.

Investments in mutual funds are valued at their net asset value as of the close of the New York Stock Exchange on the date of valuation.

Short-term securities which mature in 60 days or less are valued at amortized cost, which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost. Short-term securities which mature in more than 60 days are valued at current market quotations.